Use these links to rapidly review the document
TABLE OF CONTENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SYNCHRONOSS TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Stockholder:

I am pleased to invite you to our 2019 Annual Meeting of Stockholders, which will be held on June 5, 2019, at 11:00 a.m. (local time), at the offices of Synchronoss Technologies, Inc., 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey.

At the meeting, we will be electing one member of our Board of Directors, ratifying the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2019, holding an advisory vote on executive compensation, approving an amendment and restatement of the Company's 2015 Equity Incentive Plan and acting upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Additional details regarding admission to the 2019 Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our Annual Report on Form 10-K for the year ended December 31, 2018. We encourage you to read this information carefully.

It is important that your shares be represented and voted at the 2019 Annual Meeting. As discussed in the Proxy Statement, voting by proxy does not deprive you of your right to attend the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE 2019 ANNUAL MEETING, WE HOPE YOU WILL VOTE AS SOON AS POSSIBLE. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING A PROXY CARD. VOTING OVER THE INTERNET, BY TELEPHONE OR BY WRITTEN PROXY WILL ENSURE YOUR REPRESENTATION AT THE 2019 ANNUAL MEETING REGARDLESS OF WHETHER OR NOT YOU ATTEND IN PERSON. PLEASE REVIEW THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL REGARDING EACH OF THESE VOTING OPTIONS.

If you have any questions concerning the annual meeting or the proposals, please contact our Investor Relations department at (800) 575-7606 or MacKenzie Partners, Inc., our proxy solicitor, at (800) 322-2885. For questions regarding your stock ownership, you may contact our transfer agent, American Stock Transfer & Trust Co., by e-mail through their website at www.amstock.com or by phone at (800) 937-5449 (within the U.S. and Canada) or (718) 921-8124 (outside the U.S. and Canada).

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Synchronoss Technologies.

Sincerely,

Glenn Lurie
President and Chief Executive Officer
April 22, 2019

The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the meeting or any other related areas, except by credentialed media. We realize that many cellular phones have built-in digital cameras, and while these phones may be brought into the venue, the camera function may not be used at any time.

Synchronoss Technologies, Inc.
200 Crossing Boulevard
Bridgewater, New Jersey 08807

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF SYNCHRONOSS TECHNOLOGIES, INC.

Date:    June 5, 2019
 Time:    11:00 a.m.
 Place:    Synchronoss Corporate Headquarters
              200 Crossing Boulevard, Bridgewater, NJ 08807

AGENDA:

•
Election of one member of the Company's Board of Directors to serve until the 2022 annual meeting of stockholders of the Company;

•
Ratification of appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2019;

•
Advisory vote on executive compensation;

•
Approval of an amendment and restatement of the Company's 2015 Equity Incentive Plan (the "2015 Plan") to, among other things, increase the aggregate number of shares authorized for issuance under the 2015 Plan; and

•
Transaction of other business that may properly come before the meeting.

Record date: You can vote if you were a stockholder of record on April 10, 2019.

A Notice of Internet Availability of Proxy Materials ("Notice") has been mailed to stockholders of record on or about April 22, 2019. The Notice contains instructions on how to access our proxy statement for our 2019 Annual Meeting of Stockholders (the "Proxy Statement") and our annual report for the year ended December 31, 2018 on Form 10-K (together with the Proxy Statement, the "proxy materials"). The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: http://materials.proxyvote.com/87157B.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Synchronoss' corporate headquarters at the address listed above for the ten-day period prior to the Annual Meeting.

By order of the Board of Directors,

Ronald J. Prague
Chief Legal Officer and Corporate Secretary
April 22, 2019

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 5, 2019: The proxy statement and annual report to stockholders and the means to vote by Internet are available at www.synchronoss.com

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FOLLOW THE INTERNET VOTING INSTRUCTIONS ON YOUR PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

Proxy Summary	1	Compensation Committee Report	49

2019 Proxy Statement Highlights	2	Summary Compensation Table	50

Questions & Answers About this Proxy Material and Voting Matters	4	Grants of Plan Based Awards Table	52

Corporate Governance at Synchronoss	10	Description of Awards Granted in 2018	54

Stockholder Communications with our Board of Directors	12	Outstanding Equity Awards at Fiscal Year-End Table	55

Board of Directors and Committee Duties	12	Option Exercises and Stock Vested	58

Board Structure and Committees	12	Employment Agreements	58

Director Compensation	18	Estimated Payments and Benefits	62

Director Stock Ownership Guidelines	20	Report of the Audit Committee	65

Limitation of Liability and Indemnification	20	Equity Security Ownership of Certain Beneficial Owners and Management	66

Compensation Risk Management Considerations	21	Related Party Transactions	69

Compensation of Executive Officers	24	Section 16(a) Beneficial Ownership Reporting Compliance	73

Compensation Discussion and Analysis	24	Other Matters	74

2018 Compensation Program Highlights	24	Proposal 1 — Election of Directors	75

2018 Executive Compensation Program	26	Proposal 2 — Ratification of the Selection of Independent Registered Public Accounting Firm	83

Principal Elements of Compensation	29	Proposal 3 — Advisory Vote on Executive Compensation	85

Chief Executive Officer Compensation	32	Proposal 4 — Approval of Amendment and Restatement of the Synchronoss Technologies, Inc. 2015 Equity Incentive Plan	86

Pay Mix	33	Stockholder Proposals for the Next Annual Meeting	97

2018 Compensation Decisions	33	No Incorporation by Reference	97

Financial Restatement, Recoupment and Related Policies	47	Contact for Questions and Assistance with Voting	98

Executive Officer Stock Ownership Guidelines	47

Proxy Summary

Proposals to be Voted On:

The following proposals will be voted on at the Annual Meeting of Stockholders.

	For More Information	Board Recommendation

Proposal 1: Election of one director	Page 75	For Nominee

Proposal 2: Ratification of appointment of Ernst & Young LLP as independent registered public accountants	Page 83	For

Proposal 3: Advisory vote on executive compensation	Page 85	For

Proposal 4:
Approval of the amendment and restatement of our 2015 Equity Incentive Plan (the "2015 Plan") to, among other things, increase the aggregate number of shares authorized for issuance under the 2015 Plan	Page 86	For

If you are a stockholder of record, you may cast your vote in any of the following ways:

Internet	Phone	Mail	In Person
You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided in the Notice or the proxy card.	You may vote by proxy by telephone by following the instructions provided in the Notice or the proxy card, by calling (800) 690-6903.	If you received printed copies of the proxy materials by mail, you may vote by proxy by filling out, signing and dating the proxy card, and returning it in the envelope provided.	Attend the Annual Meeting at our Headquarters located at 200 Crossing Blvd., 8th Floor, Bridgewater, NJ 08807.

If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

This proxy statement ("Proxy Statement") is furnished in connection with solicitation of proxies by our Board of Directors ("Board") for use at the 2019 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey, at 11:00 a.m. local time on Wednesday, June 5, 2019, and any postponements or adjournments thereof. Beginning on or about April 22, 2019, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials. As used in this proxy statement, the terms "Synchronoss," the "Company," "we," "us," and "our" mean Synchronoss Technologies, Inc. and its subsidiaries unless the context indicates otherwise.

Attendance at the Annual Meeting

If you plan to attend the Annual Meeting, you must be a stockholder on the record date. On the day of the meeting, each stockholder will be required to present valid picture identification such as a driver's license. Seating will begin at 10:00 a.m. local time and the meeting will begin at 11:00 a.m. Use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

2019 PROXY STATEMENT HIGHLIGHTS

This summary highlights information contained elsewhere in our Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Voting Matters and Vote Recommendation

See "Proposals" starting on page 63 for more information.

Matter	Board vote recommendation
Management proposals:
Election of one director	For the director nominee
Ratification of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019	For
Advisory vote on Executive Compensation	For
Approval of the amendment and restatement of the 2015 Plan to, among other things, increase the aggregate number of shares authorized for issuance under the 2015 Plan	For

Board Nominee

The following table provides summary information about the director nominee for election at the Annual Meeting.

Name	Age	Director Since	Occupation	Independent

Mohan Gyani	67	2019	Retired, President & CEO, AT&T Wireless Mobility Services	Yes

Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm

Our Board recommends that stockholders vote to ratify the Audit Committee's appointment of Ernst & Young LLP, an independent registered public accounting firm, as our Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

Advisory Vote on Executive Compensation

Our Board recommends that stockholders vote to approve, on an advisory basis, the compensation paid to our Named Executive Officers ("NEOs") in 2018, as described in this Proxy Statement. At our 2018 Annual Meeting of Stockholders, our stockholders showed strong support for our executive compensation with 90% of the shares voted in favor of the advisory vote on executive compensation. Although the results of the "say on pay" vote are advisory and not binding, our Board and our Compensation Committee value the opinions of our stockholders and take the results of the say on pay vote in to account when making decisions regarding the compensation of our NEOs. The Compensation Committee of our Board evaluates our executive compensation program each year in an effort to ensure it is in line with our stockholders' interests.

We encourage stockholders to take into account the significant changes to our executive compensation program that we have made over the last several years in light of the advisory vote including, among other things, adding new metrics to both our short-term and long-term compensation plans, including non-financial metrics to our short-term incentive plan, and meeting with stockholders as part of our annual stockholder outreach program.

Approval of Amendment and Restatement of the Company's 2015 Equity Incentive Plan

Our Board unanimously recommends that stockholders vote to approve the amendment and restatement of our 2015 Equity Incentive Plan (the "2015 Plan") to, among other things, increase the aggregate number of shares authorized for issuance under the 2015 Plan. The purpose of this increase in the number of shares available for issuance is to continue to be able to attract, retain and motivate valued executive officers and other employees and certain consultants. Upon stockholder approval, an additional 5,000,000 shares of Common Stock will be reserved for issuance under the 2015 Plan, which will enable us to continue to grant equity awards to our officers, employees and consultants at levels determined by our Board to be necessary to attract, retain and motivate the individuals who will be critical to our Company's success in achieving its business objectives and thereby creating greater value for all our stockholders. Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program which we believe have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on the long-term growth of our Company.

QUESTIONS & ANSWERS ABOUT THIS PROXY MATERIAL & VOTING MATTERS
Q:
Why am I receiving these proxy materials?
A:
Our Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Wednesday, June 5, 2019 at 11:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The Notice of Annual Meeting, this Proxy Statement and accompanying form of proxy card are being made available to you on or about April 22, 2019. This Proxy Statement includes information that we are required to provide to you under rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") and that is designed to assist you in voting your shares.
Q:
What is included in the proxy materials?
A:
The proxy materials include:

•
This Proxy Statement for the Annual Meeting;

•
Our Annual Report on Form 10-K for the year ended December 31, 2018; and

•
The proxy card or a voting instruction form for the Annual Meeting, if you have received the proxy materials in the mail.
Q:
How can I get electronic access to the proxy materials?
A:
The Company's proxy materials are available at http://materials.proxyvote.com/87157B and at www.synchronoss.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:
Who can vote at the Annual Meeting?
A:
Our voting securities consist of common stock ("Common Stock"), of which 42,880,993 shares were outstanding on the record date, and Series A Convertible Participating Perpetual Preferred Stock (the "Series A Preferred Stock"), of which 202,256 shares were outstanding on the record date. Holders of our Common Stock and Series A Preferred Stock are entitled to vote at the Annual Meeting in connection with the matters set forth in this Proxy Statement. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Synchronoss' principal executive offices at 200 Crossing Boulevard, Bridgewater, New Jersey for the ten-day period prior to the Annual Meeting.

Q:
How do I vote at the Annual Meeting?
A:
Stockholder of Record:
Shares Registered in Your Name

If, on April 10, 2019 your shares were registered in your name with the Company's transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record and may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy on the Internet or via telephone as instructed below or submit your proxy card to ensure your vote is counted.

If you are a stockholder of record, you may vote in person at the Annual Meeting or by one of the following methods:

•
By Internet — You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided in the Notice or the proxy materials, by following the instructions provided in the proxy card.

•
By Telephone — You may vote by proxy by telephone by following the instructions provided in the Notice or, if you received printed copies of the proxy materials by mail, by calling the toll-free number found on the proxy card.

•
By Mail — If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Please note that the Internet and telephone voting facilities for stockholders of record is available 24 hours a day and will close at 11:59 p.m., Eastern Time on June 4, 2019. The individuals named as proxies will vote your shares in accordance with your instructions.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on April 10, 2019 your shares of Common Stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting, provided you have proof of your share ownership (such as a brokerage statement showing that you owned shares as of April 10, 2019) and a form of photo identification. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services that enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at

Broadridge's website at www.proxyvote.com. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
Q:
How many votes do I have?
A:
Each share of our Common Stock you owned on the record date entitles you to one vote on each matter that is voted on. On an as-converted basis, each share of our Series A Preferred Stock you owned on the record date entitles you to 55.5556 votes per share on each matter that is voted on. However, pursuant to the terms of our Series A Preferred Stock, the current holder thereof and its affiliates will only be entitled to cast an aggregate number of votes equal to 19.99% of the combined voting power of our Common Stock and Series A Preferred Stock (the "Voting Limitation"). For further detail, please see the section below entitled "Certain Related Party Transactions — Siris Capital Group — Certificate of Designation of the Series A Preferred Stock."
Q:
What if I do not make specific voting selections?
A:
Stockholder of Record — If you are a stockholder of record and you:

•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board, or

•
Sign and return a proxy card without giving specific voting instructions,

then your shares will be voted "For" the election of Mohan Gyani as a member of the Company's Board of Directors, "For" the ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2019, "For" the approval of the compensation of the Company's named executive officers and "For" the amendment and restatement of the Company's 2015 Equity Incentive Plan. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Beneficial Owner — If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on any matter other than Proposal 2 with respect to your shares. This is generally referred to as a "broker non-vote."
Q:
Can I change my vote after submitting my proxy?
A:
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•
You may change your vote using the Internet or telephone methods described above prior to 11:59 p.m., Eastern Time on June 4, 2019, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted.

•
You may submit another properly completed timely proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to the Company's Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

  •
  You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your previously delivered proxy.

If you are a beneficial owner of your shares and wish to change or revoke your previously delivered proxy, you must contact the broker, bank or other agent holding your shares and follow their instructions for changing your vote.
Q:
Who is paying for this proxy solicitation?
A:
The Company will pay for the entire cost of soliciting proxies for the Annual Meeting. In addition to the proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of $15,000 plus reimbursement of out-of-pocket expenses. The Company may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials.
Q:
Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
A:
In accordance with the rules promulgated by the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. Beginning on or about April 22, 2019, we mailed to our stockholders a "Notice of Internet Availability of Proxy Materials" that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at http://materials.proxyvote.com/87157B. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.
Q:
What does it mean if multiple members of my household are stockholders, but we only received one Notice or full set of proxy materials in the mail?
A:
We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders at that address. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:
How are votes counted?
A:
Each share of Common Stock is entitled to one vote. On an as-converted basis, each share of our Series A Preferred Stock is entitled to 55.5556 votes, subject to the Voting Limitation. Votes will be counted by the inspector of election appointed for the Annual Meeting. Prior to the Annual Meeting, the inspector will sign an oath to perform his or her duties in an impartial manner and according to the best of his or her ability. The inspector will determine the number of shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties. The determination of the inspector of elections as to the validity of proxies will be final and binding.
Q:
What vote is required to approve each proposal?

•
Our directors are elected by a plurality of the votes cast at an annual meeting of stockholders, meaning the nominee receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. An instruction to "Withhold" authority to vote for a nominee will result in the nominee receiving fewer votes, but will not count as a vote against the nominee. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote with respect to this proposal. Abstentions and "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will have no effect on the election of a nominee.
  •
  Ratification of the appointment by our Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for our fiscal year ending December 31, 2019, requires a "For" vote from the majority of the outstanding shares that are present in person or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" this proposal and will have no effect on this proposal. Because this proposal is a routine matter, a broker or other nominee may generally vote and therefore no broker non-votes are expected to exist in connection with this proposal.

  •
  The advisory approval of the compensation of the Company's NEOs as described in this Proxy Statement requires a "For" vote from the majority of all of the outstanding shares that are present in person or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" this proposal and will have no effect on this proposal. Even though your vote is advisory and therefore will not be binding on the Company, our Compensation Committee will review the voting results and take them into consideration when making future executive compensation decisions.

  •
  The amendment and restatement of the Company's 2015 Equity Incentive Plan requires a "For" vote from the majority of the outstanding shares that are present in person or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" this proposal and will have no effect on this proposal. Because this proposal is a non-routine matter, broker non-votes are expected to exist in connection with this proposal.

  •
  If there are insufficient votes to approve any of the matters, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal(s). If the Annual Meeting is adjourned for any reason, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original Annual Meeting unless you revoke or withdraw your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.
Q:
Is my vote confidential?
A:
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Q:
What is the quorum requirement?
A:
A quorum of stockholders is necessary to hold a valid stockholders meeting. A quorum will be present if a majority of the voting power of all of the Company's outstanding shares is represented by stockholders present at the Annual Meeting in person or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
Q:
How can I find out the results of the voting at the Annual Meeting?
A:
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be set forth in a Current Report on Form 8-K to be filed by the Company with the SEC no later than four business days after the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 5, 2019.

The proxy statement and annual report to stockholders is available at http://materials.proxyvote.com/87157B.

Corporate Governance at Synchronoss
CORPORATE GOVERNANCE GUIDELINES

Synchronoss is committed to excellent corporate governance, which we believe helps us to sustain our success and build long-term value for our stockholders. Our Board has adopted Corporate Governance Guidelines (the "Guidelines") that set forth the framework within which our Board can effectively function and govern our affairs. The Guidelines address, among other things, the composition and responsibilities of our Board, director independence, management succession planning and evaluation, access to information, executive sessions, communication with stockholders, target ownership by, and remuneration of, our directors, Board committees and selection of new directors. We have also adopted a Code of Business Conduct (the "Code") that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer, or those serving similar functions) and directors. The Guidelines and Code are available on the Investor Relations section of our website at www.synchronoss.com.

Our Board regularly reviews legal and regulatory requirements, evolving best practices and other developments and may modify, waive, suspend or repeal the Guidelines or Code from time to time as it deems necessary or appropriate in the exercise of our Board's judgment or in the best interests of our stockholders. If our Board makes any substantive amendments to the Guidelines or the Code, we will promptly disclose the nature of the amendment or waiver on our website to the extent required by applicable law or regulations.

BOARD LEADERSHIP STRUCTURE

Consistent with the Guidelines, our Board believes it is important to retain its flexibility to allocate the responsibilities of our Chief Executive Officer ("CEO") and Chairman of the Board in any way that is in the best interests of our Company based on the circumstances existing at a particular point in time. Our Board believes that it should periodically assess who should serve these roles and whether the offices should be served independently or jointly, and that our Board should not be restricted by any strict policy directive when making these decisions. In addition, our Board continually evaluates its leadership structure to ensure that the Board is structured to address the best interests of our Company and our stockholders as they evolve over time.

Our Board has determined that our Company and our stockholders are best served by having Mr. Waldis, one of our founders, serve as our Executive Chairman of the Board, and Mr. Lurie serve as our CEO and a member of our Board. As CEO, Mr. Lurie is the individual with primary responsibility for managing our day-to-day operations, setting our overall business strategy, and ensuring the successful growth of our business. Mr. Waldis' in-depth experience as our founder and long-time CEO and Chairman of the Board position him well to serve now as our Executive Chairman of the Board, where he will remain on our Board, assisting on certain sales and business development activities, and providing other consultative support to the CEO, upon his request.

INDEPENDENCE OF OUR BOARD OF DIRECTORS

Each year, as part of our assessment of director independence, our Nominating/Corporate Governance Committee and our full Board conduct a review of the financial and other relationships between each director, or any of their immediate family members, and our Company, our senior management, companies with whom we have business dealings and our independent registered public accounting firm. Our Board also consults with our legal counsel to ensure that its determinations are consistent with all relevant laws and regulations regarding the definition of independence, including those set forth in pertinent listing standards of The Nasdaq Global Market ("Nasdaq"), as amended from time to time. Consistent with those considerations, after review of all relevant transactions or relationships, our Board has affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards except for Stephen G. Waldis, who serves as our Executive Chairman, and Glenn Lurie, who serves as our CEO. Our independent directors meet in regularly scheduled executive sessions where only independent directors are present. Mr. Cadogan presides over those sessions. There are no family relationships among any of our directors or executive officers.

BOARD OF DIRECTORS OVERSIGHT OF RISK MANAGEMENT

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and our other SEC filings. Assessing and managing risk is the responsibility of our management. Our Board oversees management in the execution of its responsibilities and for assessment of our approach to risk management. An overall review and assessment of risk is inherent in our Board's consideration of our business plans, strategies and other significant developments. Additionally, our Board regularly reviews various risks arising out of transactions and other matters that are presented to our Board and when making decisions impacting us. At least annually, our Board also reviews and analyzes the strategic and operational risks and opportunities that face our Company as a whole, as well as those related to specific areas of our business.

Our Board delegates the oversight of certain categories of risk affecting our Company to designated Board committees, who report their findings to our full Board. Our Audit Committee is responsible for overseeing our Board's execution of its risk management oversight responsibility, including discussing guidelines and policies governing the process by which our management and other persons responsible for risk management assess and manage our exposure to major financial risk exposures and the steps management has taken to monitor and control such exposures, based on consultation with our management and independent auditors. Our Audit Committee also annually reviews the audit plan of management, our information technology and cybersecurity risks and mitigation strategies, the domestic and international tax function and treasury operations and conformity with ethics and compliance standards. In addition, our Board has delegated to other Board committees the oversight of risks within their areas of responsibility and expertise. For example, our Compensation Committee oversees the risks associated with our compensation practices, including an annual assessment of our compensation policies and practices for our employees.

BOARD SELF-EVALUATION

Our Nominating/Corporate Governance Committee oversees a biennial self-evaluation process to analyze and review our Board's performance and the performance of each of the members of our Board. Our Nominating/Corporate Governance Committee reviews these results and discusses them with the full Board with the intention of utilizing them to enhance our Board's effectiveness and, if necessary, develop action plans.

STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Stockholders may communicate with our management and independent directors by sending a letter to Synchronoss Technologies, Inc., 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807, Attention: Secretary. Each communication should set forth the (i) name and address of the stockholder as they appear on our books and, if the shares of our Common Stock are held by a broker, bank or other agent, the name and address of the beneficial owner of such shares, and (ii) number of shares of our Common Stock that are owned of record by such record holder and/or beneficially by such beneficial owner. Our Secretary will review all communications from stockholders and has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, our Secretary will forward it, depending on the subject matter, to the chairperson of a committee of our Board or a particular director, as appropriate.

BOARD OF DIRECTORS AND COMMITTEE DUTIES

Our Board oversees, counsels and directs management in the long-term interests of our Company and our stockholders. Our Board, individually and through its committees, is responsible for:

•
overseeing the conduct, assessment and other operational risks to evaluate whether our business is being properly managed;

•
reviewing and approving our strategic, financial and operating plans and other significant actions;

•
evaluating the performance of and reviewing and determining the compensation of our CEO and other executive officers;

•
planning for succession for our CEO and monitoring management's succession planning for other executive officers; and

•
overseeing the processes for maintaining the integrity of our financial statements, public disclosures, and compliance with laws and ethics.
BOARD STRUCTURE AND COMMITTEES

During 2018, our Board met 11 times and acted twice by unanimous written consent. Each director who was a director in 2018 attended at least 75% of the meetings of our Board and of each committee of which he or she served as a member. Each of our directors who was a director in October 2018 attended our 2018 Annual Meeting of Stockholders. Our Board has established an Audit Committee, a Compensation Committee, a Business Development Committee and a Nominating/Corporate Governance Committee. Our Board has delegated various responsibilities and authority to its committees as generally described below. The following table provides membership, chair and number of meetings information for each of our Board committees during 2018:

Name*	Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee	Business Development Committee
Stephen G. Waldis				M

Glenn Lurie				M

William J. Cadogan	M	C	C	M

Thomas J. Hopkins	M	M	M	C

James M. McCormick		M

Donnie M. Moore	C

Frank Baker			M	M

Robert Aquilina

Kristin Rinne

Peter Berger		M	M

Total meetings in year 2018	10	7	1	3

M
Member            C    Chair

*
Mr. Berger also attends meetings of our Audit Committee as an observer. Mr. Gyani is excluded from this table as he joined our Board in January 2019.
AUDIT COMMITTEE

Our Audit Committee oversees the integrity of our financial statements, compliance with applicable legal and regulatory requirements, effectiveness of our internal controls and audit function, and the qualifications, independence, and performance of our independent registered public accounting firm. Our Audit Committee also discussed with our independent registered public accounting firm the overall scope and plans for their audit and met with them on a regular basis without members of management. Our Audit Committee consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, our Audit Committee:

  •
  reviews our annual audited and quarterly financial statements and SEC reporting;

  •
  reviews management's assessment of risk pertaining to our reporting and disclosure controls and monitors our internal controls and audit functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm and our compliance with legal matters that have a significant impact on our financial statements;

  •
  establishes procedures for the receipt and treatment of complaints regarding internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

  •
  appoints, compensates, reviews procedures to ensure the independence of and oversees the work of, our independent registered public accounting firm, including approving services and fee arrangements;

  •
  reviews with senior members of our management our policies and practices regarding risk assessment and risk management;

  •
  approves all related party transactions;

  •
  reviews periodically the adequacy and effectiveness of our internal and disclosure controls, including our policies regarding compliance with legal, regulatory, code of conduct, ethical and internal auditing standards;

  •
  reviews earnings press releases prior to issuance; and

  •
  reviews findings and recommendations of our independent registered public accounting firm and management's response to their recommendations.

Our Audit Committee is comprised of the following three directors: Thomas J. Hopkins, William J. Cadogan and Donnie M. Moore (Chair). Mr. Berger also attends Audit Committee meetings in a non-voting observer capacity. Effective as of the expiration of Mr. Moore's term as a director at our 2019 Annual Meeting, Mr. Hopkins is expected to be appointed as chair of our Audit Committee, and our Board may either appoint another current or a new independent director of the Company to replace Mr. Moore on our Audit Committee. Our Audit Committee met 10 times during 2018. Our Board annually reviews the definition of independence for Audit Committee members set forth in the Nasdaq listing standards and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) and 5605(c)(2) of the Nasdaq listing standards). In addition to qualifying as independent under the Nasdaq rules, each member of our Audit Committee can read and has a working understanding and comprehension of fundamental financial statements. Our Board has determined that each of Messrs. Moore and Hopkins is an audit committee financial expert, as defined by Item 407(d) of Regulation S-K based on a qualitative assessment of each of their level of knowledge and experience based on a number of factors, including their respective formal education and experience. The designation does not impose on either Mr. Moore or Mr. Hopkins any duties, obligations or liability that are greater than are generally imposed on them as a member of our Audit Committee and our Board, and their respective designations as Audit Committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our Audit Committee or Board. Our Audit Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

COMPENSATION COMMITTEE

Our Compensation Committee is comprised of the following four directors: William J. Cadogan (Chair), Thomas J. Hopkins, James M. McCormick and Peter Berger, each of whom is independent, as currently defined in Rule 5605(a)(2) and 5605(d)(2) of the Nasdaq listing standards. Effective as of the expiration of Mr. McCormick's term as a director at our 2019 Annual Meeting, Mr. McCormick will no longer be a member of our Compensation Committee. Each member of our Compensation Committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange

Act of 1934, as amended (the "Exchange Act"), and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Our Compensation Committee met 4 times during 2018 and acted 3 times by unanimous written consent. Our Compensation Committee is charged by our Board to:

•
review and approve our compensation strategy and philosophy;

•
review and approve our annual corporate goals and objectives related to executive compensation and evaluate performance in light of these goals;

•
review and approve policies and all forms of compensation and other benefits to be provided to our employees (including our NEOs), including among other things the annual base salaries, bonus, stock options, restricted stock grants and other incentive compensation arrangements;

•
evaluate the CEO's performance and determine his salary and incentive compensation;

•
in consultation with the CEO, determine the salaries and incentive compensation of our other executive officers;

•
make recommendations from time to time to our Board regarding non-employee director compensation matters;

•
recommend, for approval by the Board, the adoption or amendment of our equity and cash incentive plans;

•
administer our stock purchase plan and equity incentive plans;

•
oversee the administration of our other material employee benefit plans, including our 401(k) plan; and

•
review and approve other aspects of our compensation policies and matters as they arise from time to time.

A more detailed description of our Compensation Committee's functions can be found in our Compensation Committee charter, which can be found on the Investor Relations section of our website at www.synchronoss.com.

Our Compensation Committee has also established a Key Employee Equity Awards Committee, with our CEO as the sole member, whose purpose is to approve equity awards to our newly hired and current employees, subject to guidelines previously approved by our Compensation Committee. Our Key Employee Equity Awards Committee acted 13 times in 2018.

In accordance with Nasdaq listing standards, our Compensation Committee, under its charter, may select and retain, and is directly responsible for the appointment, compensation and oversight of, compensation consultants or any other third party to assist in the evaluation of director and officer compensation, as well as any other compensation matters. In addition, our Compensation Committee has the responsibility to consider the independence of these advisers in accordance with applicable law and/or Nasdaq listing standards. Our Compensation Committee has retained Deloitte Consulting LLP ("Deloitte") as its compensation consultant. In 2018, Deloitte did not perform any services for us other than its services to our Compensation Committee and received no compensation from our Company other than its fees in connection with the firm's retention as our Compensation Committee's compensation consultant. Our Compensation Committee assessed the independence of Deloitte pursuant to applicable SEC rules and Nasdaq listing standards and concluded that the work of Deloitte has not raised any conflict of interest. Our Compensation Committee considers the information provided by Deloitte when making decisions with respect to compensation matters, along with information it receives from management and its own judgment and experience. Representatives of Deloitte generally attend regular Compensation Committee meetings and meet with our Compensation Committee without management present. Deloitte serves at the discretion of our Compensation Committee and our Compensation Committee approves the fees paid to Deloitte.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2018, William J. Cadogan (Chair), James M. McCormick, Peter Berger and Thomas J. Hopkins served as members of our Compensation Committee. None of the members of our Compensation Committee was an officer or employee of our Company at any time during 2018 and none of the members of our Compensation Committee has ever served as an officer of our Company or had any relationship with us requiring disclosure herein. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

The current members of our Nominating/Corporate Governance Committee are: Frank Baker, Peter Berger, William J. Cadogan (Chair) and Thomas Hopkins. Our Nominating/Corporate Governance Committee met once in 2018. All members of our Nominating/Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). In addition, our Nominating/Corporate Governance Committee:

•
reviews and reports to our Board on a periodic basis with regard to matters of corporate governance;

•
recommends qualified candidates to our Board for election as our directors, including the directors our Board proposes for election by the stockholders at the Annual Meeting and directors nominated by our stockholders;

•
reviews, assesses and makes recommendations on the effectiveness of our corporate governance policies and on matters relating to the practices of directors and the functions and duties of the various Board committees;

•
develops and implements our Board's biennial self-assessment process and works with our Board to implement improvements in their effectiveness;

•
reviews succession plans periodically with our CEO relating to positions held by elected corporate officers;

•
reviews and makes recommendations to our Board regarding the size and composition of our Board and the appropriate qualities and skills required of our directors in the context of the then current make-up of our Board and our business; and

•
establishes and periodically reviews stock ownership guidelines for our executive officers and directors.

Our Nominating/Corporate Governance Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

Our Nominating/Corporate Governance Committee has established procedures for the nomination process and leads the search for, selects and recommends candidates for election to our Board. Consideration of new director candidates typically involves a series of committee discussions, the review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of our Board or by our executive officers. From time to time, our Nominating/Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates. Our Nominating/Corporate Governance Committee also considers candidates proposed in writing by stockholders, provided those proposals meet the eligibility requirements for submitting stockholder proposals under our amended and restated bylaws and are accompanied by certain required information about the candidate in accordance with our amended and restated bylaws and organizational documents. Candidates proposed by stockholders will be evaluated by our Nominating/Corporate Governance Committee using the same criteria as for all other candidates. Stockholders may contact the Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations and proposals. For more information pertaining to stockholder proposal, see "Stockholder Proposals for the Next Annual Meeting."

In considering nominees for our Board, our Nominating/Corporate Governance Committee considers each candidate's independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment and ability to serve our stockholders' long-term interests. These factors, along with others considered useful by our Nominating/Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of our Board at a particular point in time. As a result, the priorities and emphasis of our Nominating/Corporate Governance Committee and of our Board may change from time to time to take into account changes in our business and other trends and the portfolio of skills and experience of current and prospective directors. Our Nominating/Corporate Governance Committee has not adopted a formal policy regarding the consideration of diversity in identifying director nominees or in searching for new directors.

BUSINESS DEVELOPMENT COMMITTEE

The current members of our Business Development Committee are: Thomas J. Hopkins (Chair), William J. Cadogan, Glenn Lurie, Frank Baker and Stephen G. Waldis. All members of our Business Development Committee other than Messrs. Waldis and Lurie are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Our Business Development Committee met three times in 2018. Our Business Development Committee reviews certain strategic business development and growth opportunities and recommends those that it determines are in line with our short-term and long-term strategic goals. Our Business Development Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

DIRECTOR COMPENSATION

This section provides information regarding the cash and equity compensation policies provided to our directors in 2018.

Non-Employee Director Compensation Program

Each member of our board of directors who is not an employee of our Company is entitled to the following compensation pursuant to our non-employee director compensation program:

Compensable Position / Event	Compensation

Initial Equity Grant	Non-qualified stock option to purchase 30,000 shares(1)

Annual Cash Retainer	$50,000

Annual Equity Grant	Equity awards with an aggregate grant date fair value of $200,000 60% in restricted shares(1) 40% in the form of a non-qualified stock option(1)

Committee Chairperson Retainer	$20,000 (Audit) $15,000 (Compensation) $10,000 (Nominating/Corporate Governance) $10,000 (Business Development)

Committee Member Retainer	$10,000 (Audit) $7,500 (Compensation) $5,000 (Nominating/Corporate Governance) $5,000 (Business Development)

(1)
Options and restricted shares vest one-third each year over three years from the grant date.

Our Compensation Committee annually reviews the amounts awarded under our non-employee director compensation program based on their analysis of the competitive range of the equity granted to directors at our peer group companies and other publicly-available information. The actual number of restricted shares and shares underlying stock options is determined based on the grant date fair value of the equity awards. The stock options have an exercise price equal to the closing price reported on Nasdaq of our Common Stock on the grant date. The annual retainer fees are paid to our directors quarterly at the beginning of each quarter. In addition, we currently have a policy of reimbursing directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at our Board and Committee meetings.

Executive Chairman Compensation

As Executive Chairman, Stephen G. Waldis received a base salary of $300,000. Mr. Waldis did not receive any cash incentive bonus nor did he participate in the Company's long term incentive plan in 2018. In addition, in 2018, we leased an automobile (and paid applicable insurance and gas) for Mr. Waldis. As Mr. Waldis was our Chief Executive Officer in 2016, he did receive a grant of 2016-2018 Performance Shares. As described in "Compensation Discussion and Analysis" below, Mr. Waldis earned the following 2016-2018 Performance Shares: (i) 93.3% of the target number of shares based on our 2016 financial performance and (ii) 51.4% of the target number of shares based on our 2018 financial performance. There were no shares earned based on our 2017 financial performance. The actual number of 2016-2018 Performance Shares earned based on our 2016-2018 performance is set forth below, all of which vested in March 2019:

Name	2016 - 2018 Target Shares	2016 Target Shares	2016 Attain %	2016 Shares Earned	2017 Target Shares	2017 Attain %	2017 Shares Earned	2018 Target Shares	2018 Attain %	2018 Shares Earned	Total Shares Earned
Stephen Waldis	52,953	17,651	93.3%	16,467	17,651	0	0	17,651	51.4%	9,072	25,539

The following table sets forth all of the compensation awarded to, earned by, or paid to each person who served as a non-employee director during 2018. Mr. Lurie, our Chief Executive Officer and President, receives no compensation for his service as a director, and is not included in the table below.

Name*	Fees Earned or Paid in Cash ($)	All Other Compensation		Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Stephen G. Waldis	$300,000	$11,889	(3)	-0-	-0-	$311,889

William J. Cadogan	$88,750	-0-		$120,006	$93,739	$302,485

Thomas Hopkins(4)	$131,250	-0-		$120,006	$93,739	$344,995

James M. McCormick	$60,000	-0-		$120,006	$93,739	$273,745

Donnie M. Moore(4)	$71,250	-0-		$195,008	$93,739	$359,997

Kristin S. Rinne	$21,000	-0-		-0-	$87,292	$108,292

Robert Aquilina	$33,500	-0-		-0-	$185,635	$219,135

Peter Berger(5)	$46,875	-0-		-0-	$115,157	$162,032

Frank Baker(5)	$45,000	-0-		-0-	$115,157	$160,157

(1)
The amounts in this column reflect the aggregate grant date fair value of the stock awards computed in accordance with FASB ASC Topic No. 718. See Footnote 13 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of our assumptions in estimating the fair value of our stock awards.

(2)
The amounts in this column reflect the aggregate grant date fair value of the stock options computed in accordance with FASB ASC Topic No. 718. See Footnote 2 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of our assumptions in estimating the fair value of our stock option awards.

(3)
Reflects amounts paid for automobile expenses.

(4)
Each of Messrs. Moore and Hopkins received a special bonus in connection with their assistance with the Company's restatement of its financial statements. Mr. Hopkins opted to receive cash and Mr. Moore opted to receive shares of our Common Stock.

(5)
Each of Messrs. Baker and Berger assigned their compensation to Siris Capital Group (as defined below).

*
Mr. Gyani is excluded from this table as he joined the Board in January 2019.

DIRECTOR STOCK OWNERSHIP GUIDELINES

We have established stock ownership guidelines for our directors to retain an equity stake in the Company to more closely align their interests with those of our stockholders. Each director is required to own the number of shares of our Common Stock with a value equal to three times the annual cash retainer for service on our Board. Ownership is calculated annually based on the closing sales price of our Common Stock on Nasdaq for the last trading day in the prior year. Any newly elected director has three years from the date of his or her election to achieve the targeted equity ownership level. As of December 31, 2018, each of our then serving directors owned at least the number of shares of our Common Stock required by these guidelines based on the price of our Common Stock on such date.

LIMITATION OF LIABILITY AND INDEMNIFICATION

As permitted by Section 145 of the Delaware General Corporation Law, our amended and restated bylaws provide that we are authorized to (i) enter into indemnification agreements with our directors and officers and (ii) purchase directors' and officers' liability insurance, which we currently maintain to cover our directors and executive officers. The form of indemnification agreement with our directors provides that we will indemnify each director against any and all expenses incurred by that director because of his status as one of our directors, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and amended and restated bylaws. In addition, the form agreement provides that, to the fullest extent permitted by Delaware law, but subject to various exceptions, we will advance all expenses incurred by our directors in connection with a legal proceeding. Our restated certificate of incorporation and bylaws contain provisions relating to the limitation of liability and indemnification of directors. The restated certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability:

  •
  for any breach of a director's duty in respect of unlawful (i) payments of dividends or (ii) stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law and the breach of a director's duty of loyalty to us or our stockholders;

  •
  for any transaction from which the director derives any improper personal benefit; and

  •
  for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law.

Our restated certificate of incorporation also provides that if Delaware law is amended after the approval by our stockholders of our restated certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law. The foregoing provisions of the restated certificate of incorporation are not intended to limit the liability of directors or officers for any violation of applicable federal securities laws. As permitted by Section 145 of the Delaware General Corporation Law, our restated certificate of incorporation provides that we may indemnify our directors to the fullest extent permitted by Delaware law and the restated certificate of incorporation provisions relating to indemnity may not be retroactively repealed or modified so as to adversely affect the protection of our directors.

COMPENSATION RISK MANAGEMENT CONSIDERATIONS

Each year, our Compensation Committee reviews our compensation practices and policies for all employees, including our NEOs, and assesses whether they have the potential to incentivize employees without taking risks that are reasonably likely to have a material adverse effect on our Company. Since our annual performance-based bonus and equity programs are designed to align our employees' compensation with both our short- and long-term business objectives and performance, and therefore enhance stockholder value, our Compensation Committee believes that our compensation practices and policies discourage behavior that leads to excessive risk-taking. Therefore, our Compensation Committee believes our practices and policies will promote balanced risk management and are not likely to have a material adverse effect on our Company. Set forth below are the key risk-balancing elements of our compensation practices and policies:

Financial Performance Measures	The ranges set for financial performance measures are designed to reward success without encouraging excessive risk taking. Pursuant to our performance-based equity plan, the number of performance-based restricted cash units or shares to be issued is based on our financial performance over a specific period. There are maximum payouts under our cash incentive plan and the performance-based restricted cash units or shares, which help mitigate risk.

Equity Vesting Periods	Time-based restricted shares typically vest over three years, while stock options typically vest over four years. The performance-based restricted cash units or shares are earned and vest upon determination of the achievement of our performance metrics established for the performance period. The vesting of the equity awards is designed to reward continued service with us, increases in our stock price and achievement of corporate goals designed to enhance stockholder value.

Equity Retention Guidelines	NEOs are required to acquire within five years of becoming an executive officer, and hold while they are executive officers, shares (vested and unvested) having a value of at least three times, or five times in the case of our CEO, their respective base salaries.

No Hedging	Our employees, including our NEOs, are not permitted to enter into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning our securities.

Financial Restatement, Recoupment and Related Policies	As part of our Code of Business Conduct, we will investigate all reported instances of questionable or unethical behavior of a director, NEO or other employee and, where improper behavior or failure to act is found to have occurred, will take appropriate action up to and including termination. If an investigation uncovers that an individual has committed fraud or other improper acts that causes our financial statements to be restated or otherwise affected, our Board has discretion to take immediate and appropriate disciplinary action with respect to that individual up to and including termination. Our Board also has discretion to pursue whatever legal remedies are available to prosecute that individual to the fullest extent of the law and may seek to recoup or recover any amounts he or she inappropriately received as a result of his or her improper actions, including but not limited to any annual or long term incentives that he or she received to the extent the individual would not have received that amount had the improper action not been taken.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of April 10, 2019. Information as of April 10, 2019 about the number of shares of Common Stock beneficially owned by each of the individuals designated as a NEO, whether held directly or indirectly, appears below under the heading "Equity Security Ownership of Certain Beneficial Owners and Management."

Name	Age	Current Positions
Glenn Lurie	53	President, Chief Executive Officer and Director

David Clark	54	Chief Financial Officer

Jeffrey Miller	55	Chief Commercial Officer

Mary Clark	52	Chief Marketing Officer and Chief Products Officer

Ronald J. Prague	55	Chief Legal Officer and Secretary

Patrick J. Doran	46	Chief Technology Officer

Kevin Hunsaker	54	Chief People Officer

Glenn Lurie has served as our President and Chief Executive Officer and a Director since November 2017. Prior to joining Synchronoss, Mr. Lurie held significant leadership and operations positions at AT&T, most recently serving as President and Chief Executive Officer of AT&T's Mobility and Consumer Operations until his retirement from AT&T in September 2017. Prior to his promotion to President and Chief Executive Officer of AT&T's Mobility and Consumer Operations, Mr. Lurie served in a number of senior executive roles at AT&T and led the team responsible for negotiating its exclusive U.S. agreement with Apple Inc. to launch the first iPhone in 2007. Mr. Lurie is active in industry associations and within the community. He most recently served as chairman of the board for the Consumer Technology Industry Association in 2016. Mr. Lurie is a member of the Board of Directors of Avis Budget Group, Inc. Mr. Lurie received a degree in business/marketing from Seattle Pacific University.

David Clark joined Synchronoss as Executive Vice President, Finance in May 2018 and has served as our Chief Financial Officer since August 2018. Mr. Clark was Chief Financial Officer of The Meet Group, a publicly-held company, from 2013 to 2018. Mr. Clark served as Executive Vice President, Chief Financial Officer and Treasurer of Nutrisystem, Inc., a publicly-held company, from 2008 to 2013 and as Senior Vice President, Chief Financial Officer and Treasurer of Nutrisystem from 2007 to 2008. Mr. Clark received a degree in accounting from Boston College.

Jeff Miller has served as our Chief Commercial Officer since October 2018. Mr. Miller previously served as President of IDEAL Industries Technology Group from December 2017 to October 2018. Prior to IDEAL, Mr. Miller held several senior sales and operations positions at Motorola during a 16-year tenure, most recently as Corporate Vice President and General Manager of Operations in North America for Motorola Mobility, LLC. Mr. Miller received a degree in business from Miami University of Ohio and a Master's Degree in Business Administration from The Ohio State University.

Mary Clark joined Synchronoss in January 2018 as our Chief Marketing Officer and Chief Products Officer. Prior to joining Synchronoss, Ms. Clark held various executive positions at Syniverse, Inc. from 2009 to January 2018, including Senior Vice President, Roaming Business Unit as well as Chief Marketing Officer. Ms. Clark received a degree in communications from the University of Delaware.

Patrick J. Doran has served as our Chief Technology Officer since January 2007. Prior to that position, Mr. Doran served in various positions, including Vice President of Research and Development, Chief Architect and Senior Software Engineer, since joining Synchronoss in 2002. Before joining Synchronoss, Mr. Doran was a Senior Development Engineer at Agility Communications from 2000 to 2002, member of technical staff at AT&T/Lucent from 1996 to 2000 and a Software Engineer at General Dynamics from 1995 to 1996. Mr. Doran received a degree in computer and systems engineering from Rensselaer Polytechnic Institute and a Master's Degree in Systems and Industrial Engineering from Purdue University.

Ronald J. Prague has served as our Chief Legal Officer and Secretary since joining Synchronoss in 2006. Before joining Synchronoss, Mr. Prague held various legal senior positions with Intel Corporation from 1998 to 2006, including as Group Counsel for Intel's Communications Infrastructure Group. Prior to joining Intel, Mr. Prague practiced law with the law firms of Haythe & Curley (now Torys LLP) and Richards & O'Neil (now Morgan, Lewis & Bockius LLP). Mr. Prague received a Juris Doctor from Northwestern Pritzker School of Law and received a degree in business administration and marketing from Cornell University.

Kevin Hunsaker has served as our Chief People Officer since joining Synchronoss in March 2016 in connection with our acquisition of Openwave Messaging, Inc. ("Openwave"). Prior to joining Synchronoss, Mr. Hunsaker was General Counsel and Vice President of Human Resources of Openwave from July 2015 until Synchronoss' acquisition of Openwave. Prior to Openwave, Mr. Hunsaker was Vice President of Human Resources at Deem, Inc. from 2011 to 2015. Mr. Hunsaker received a Juris Doctor from Golden Gate University and a degree in economics from the University of California, Davis.

Compensation of Executive Officers

Compensation Discussion and Analysis

This section discusses our compensation philosophy, summarizes our compensation programs and reviews compensation decisions for our Named Executive Officers (our "NEOs") for the fiscal year ended December 31, 2018. The table below sets forth our NEOs for 2018:

Named Executive Officer	Title as of December 31, 2018
Glenn Lurie	Chief Executive Officer, President and Director

David Clark	Chief Financial Officer

Lawrence Irving(1)	Former Chief Financial Officer

Mary Clark	Chief Marketing Officer and Chief Product Officer

Jeffrey Miller	Chief Commercial Officer

Patrick Doran	Chief Technology Officer

Robert Garcia(2)	Former Chief Commercial Officer

(1)
Mr. Irving retired as our Chief Financial Officer, effective August 15, 2018 and is no longer employed by our Company.

(2)
Mr. Garcia resigned as our Chief Commercial Officer, effective October 31, 2018 and is no longer employed by our Company.

Executive Summary

Our executive compensation philosophy and programs are designed to attract, retain and motivate high-quality executives who possess diverse skills and talents required to help us achieve our short and long-term financial and strategic goals. Our executive compensation programs are designed to foster a performance-oriented culture that aligns our executives' interests with those of our stockholders over the long term. To provide for this alignment of interests, our compensation programs provide that 75.5% of our CEO's and 64.2% of our NEOs' targeted compensation is tied to long-term, equity-based incentives. By tying a majority of our NEOs' targeted compensation to equity-based incentives, our common stock's value needs to increase in order for our NEOs to realize any value related to our stock options or increase in value related to our restricted shares and our Company needs to hit certain financial and strategic metrics in order for our NEOs to vest in the shares underlying our performance-based restricted shares or cash units. In an effort to further provide for performance-based equity awards, approximately 67.5% of the total 2018 equity grants to each of our NEOs, other than our CEO, are either options to purchase our common stock, restricted shares or cash units subject to performance-based vesting. Accordingly, we believe that the compensation of our NEOs is both appropriate for and responsive to the goal of improving stockholder value, as the majority of each NEO's compensation is allocated to performance-based incentives.

2018 Compensation Program Highlights

Our executive compensation program is designed to attract, retain and motivate high-quality executives and drive the creation of long-term stockholder value by tying a significant portion of our executives' compensation to Company and individual performance. Our compensation philosophy and programs are designed to achieve the following objectives:

Pay for Performance	Provide a strong relationship of pay to performance through:

•

Performance-based cash bonus tied primarily to achievement of corporate short-term financial goals and individual performance.

•

Long term incentive awards that deliver value based on the performance of our Common Stock and the achievement of pre-determined, objective financial and business goals.

Emphasis on Variable Compensation

•

Total compensation is heavily weighted toward incentive compensation (i.e., annual cash bonuses and long-term equity incentives).

•

Annual performance-based cash bonuses focus our NEOs on key short-term financial, strategic, and individual goals.

•

Long-term incentives focus our NEOs on sustainable, long-term stockholder value creation. The value realized by our NEOs depends substantially on our long-term performance, achievement of our financial and strategic goals and the value of our Common Stock, which we believe aligns our NEOs' interests with the long-term interests of our stockholders.

Fixed Compensation Component

•

Provide base salary based on our Compensation Committee's general understanding of current competitive compensation practices, corporate achievement, our NEO's role and responsibilities, length of tenure, internal pay equity and individual performance.

The following highlights some of the key components of our pay for performance policies and practices:

At-Risk Compensation	A majority of the compensation of our CEO and our other NEOs is "at-risk" and tied to Company performance over the short- and/or long-term.

Incentive Award Metrics	Establish and approve objective incentive award metrics tied to key Company performance indicators.

Performance Long-Term Incentives	The number of performance-based restricted cash units or shares earned is based on our financial performance over a specified period, aligning our NEOs' interests with the long-term interests of our stockholders.

Time-Based Equity Vesting	Equity awards subject to time-based vesting vest ratably over three or four years to promote retention.

Stock Ownership Guidelines	Maintain stock ownership guidelines to support the alignment of interests between our NEOs and stockholders.

No Hedging	Prohibition of hedging exposure of, or interest in, our Common Stock.

No Pledging	Prohibition of pledging our Common Stock.

Our Compensation Committee oversees the design and administration of the compensation of our NEOs and certain other executive officers, with an enhanced focus on the individual compensation of our NEOs. For 2018, our CEO assessed the performance of our NEOs (other than himself), consulted with other members of management, including our Executive Chairman and our compensation consultant, and made recommendations to our Compensation Committee regarding the amount and the form of the compensation of our NEOs and other key employees, including the performance goals, weighting of goals, and equity compensation awards of our NEOs. Our CEO was not present during discussions regarding his compensation.

2018 Executive Compensation Program

Cash Incentive Compensation

For our NEOs' Annual Cash Incentive Bonuses in 2018, our Compensation Committee approved the following metrics:

  •
  40% based on non-GAAP revenue for 2018;

  •
  30% based on non-GAAP EBITDA for 2018;

  •
  20% based on free cash flow for 2018; and

  •
  10% based on the specific performance of each NEO as determined by the CEO.

In addition, each NEO had the opportunity to earn another (i) 10% of his or her annual bonus target if our Company entered into at least two Tier 1 partnership agreements with third parties during 2018 and (ii) 10% of his or her annual bonus target if our Company entered into at least two new Cloud, Messaging or Digital customer agreements during 2018 with a guaranteed contract value of at least $10 million. Our Compensation Committee believes that non-GAAP revenue, non-GAAP EBITDA, free cash flow and entering into large strategic transactions with companies are metrics that accurately value our Company on both a short- and long-term basis and are targeted to emphasize strong growth on gross revenue and managing expenses. Based on the feedback received as part of our stockholder outreach program, several of these are the key metrics many of our stockholders use in their valuation of our Company. As such, our bonus goals for NEOs are focused on growing non-GAAP revenue, non-GAAP EBITDA and free cash flow and entering into large strategic transactions with companies, which we believe is aligned with our stockholders' perspective on our Company's ability to grow and succeed in the short- and long-term.

Long-term Incentive Compensation

Our Compensation Committee awards time-based vesting restricted shares, stock options and performance-based vesting restricted cash units or shares to our NEOs as the long-term incentive compensation component of their compensation, targeting an annual mix of one-third for each of these types of equity awards (based on grant date fair value). The number of stock options, target number of performance-based restricted cash units or shares and number of time-based vesting restricted shares granted to our NEOs is based on our Compensation Committee's general understanding of competitive pay practices, our CEO's recommendations (except for his own equity grants) and other factors it deemed appropriate.

2018-2020 Performance Units

Our 2018 long-term equity incentive plan was designed to reward financial and strategic performance during a three-year period from 2018 through 2020, and the restricted cash units or shares granted under the long-term incentive plan (the "2018-2020 Performance Units") are earned and vest based on achievement of pre-determined performance criteria during that period. Our NEOs are required to remain employed by our Company through February 2021 in order to vest in the cash units or shares, as applicable. Our Compensation Committee approved the following performance metrics for the 2018-2020 Performance Units:

  •
  40% are earned based on the non-GAAP revenue in the three-year period of 2018 to 2020;

  •
  40% are earned based on the non-GAAP EBITDA in the three-year period of 2018 to 2020; and

  •
  20% are earned based on the free cash flow in the three-year period of 2018 to 2020.

2018 Say on Pay Vote

At our 2018 Annual Meeting of Stockholders, approximately 90% of the shares voted were cast in favor of the advisory vote on executive compensation. We continuously strive to improve the level of stockholder support for our executive compensation program and, in 2018, met with several of our largest stockholders and solicited their feedback on our executive compensation policies. We have ongoing dialogue with our stockholders throughout the year on matters related to executive compensation, and our programs reflect feedback provided through these discussions. Our Compensation Committee evaluates our executive compensation program each year with the goal of ensuring it is in line with our stockholders' interests. We encourage stockholders to take into account the continuous changes to our executive compensation program over the last several years in considering the advisory vote presented below including adding new metrics to both our short-term and long-term compensation plans, adding non-financial metrics to our short-term incentive plan and meeting with stockholders as part of our annual stockholder outreach program.

Compensation Consultant

Our Compensation Committee's compensation consultant generally attends regular Compensation Committee meetings and meets with our Compensation Committee without management present. When making decisions with respect to compensation matters and in an effort to gain a better understanding of the competitive landscape, our Compensation Committee considers various analyses prepared by its compensation consultant, along with information it receives from management and its own judgment and experience. Since 2013, our compensation consultant has been Deloitte Consulting LLP ("Deloitte").

Peer Group

Our Compensation Committee generally reviews executive compensation survey and proxy data from technology companies that have similar software/services business models or operate in the mobile networking space, are of similar financial size and are representative of the organizations with which we compete with for our executive talent. Our Compensation Committee, based in part on advice from

Deloitte, identified and approved the following companies that fit some or all of these criteria as our peer group for purposes of assisting in benchmarking our 2018 executive compensation decisions:

8x8 Inc.	Guidewire Software Inc.	PegaSystems, Inc.
Blackbaud, Inc.	Imperva, Inc.	Progress Software Corp.
Bottomline Technologies, Inc.	J2 Global, Inc.	Proofpoint Inc.
Broadsoft, Inc.	LogMein, Inc.	RingCentral, Inc.
CommVault Systems, Inc. OnDemand Inc.	Medidata Solutions, Inc.	Shutterstock Inc.
Cornerstone OnDemand Inc.	MicroStrategy, Inc.	The Ultimate Software Group

Our peer group for 2018 executive compensation decisions was updated in 2017 to reflect the acquisition of Fleetmatics Group PLC, Infoblox, Inc., Interactive Intelligence Group, Inc. and NeuStar, Inc. Our Compensation Committee added 8x8 Inc., Imperva, Inc., RingCentral, Inc. and Shutterstock Inc. as peer group companies based on the similarities of their business offerings, financial profile, market capitalization and profitability with those of our Company. As a result of these changes, we believe the peer group utilized for purposes of 2018 executive compensation decisions was representative of companies that we compete with for executive talent. When making compensation decisions for our NEOs, our Compensation Committee also reviews published survey and peer group compensation data for other software/services companies or companies that operate in the mobile networking space. Competitive market practices is an important factor in our Compensation Committee's decision-making process, although its decisions are not entirely based upon these factors and it is not bound by any target specific compensation levels derived from peer group data. Rather, our Compensation Committee reviews and considers the peer group and other survey data to obtain a general understanding of current competitive compensation practices. Additionally, reviewing the peer group and survey compensation data enables our Compensation Committee to accomplish our goal of paying our NEOs what is appropriate and necessary to attract and retain qualified and committed executives while incentivizing achievement of our corporate goals while conserving cash and equity.

Principal Elements of Compensation

Our executive compensation program has the following principal elements: base salary, annual cash incentive bonuses, long-term incentive awards and severance and change in control benefits. For base salary, annual cash bonuses and long-term incentive awards for our executive officers, our Company's compensation philosophy generally is to evaluate individual experience and contribution, as well as corporate performance, and then consider competitive market analysis. The markets we are serving are narrow and highly competitive for large-scale implementations leveraging unique technologies. With respect to all compensation components, we generally use the median compensation of our peer group and the markets for which we compete for talent as the starting point for the compensation decision making process. We seek to drive our Company to over-perform the market in the long term, and we believe that to ensure an appropriate pay-for-performance alignment, it may be appropriate for our Compensation Committee to approve compensation levels for individual executives that may be above or below target pay for similar positions based on experience, individual contribution and corporate performance. Additionally, our Compensation Committee may exercise discretion to issue one-time equity awards where appropriate to ensure alignment with key strategic business initiatives. The following table describes the primary compensation elements used by our Company and the objectives of each element:

Base Salary	Objective:
Our Compensation Committee sets base salaries with the intent to attract and retain NEO, reward satisfactory performance and provide a minimum, fixed level of cash compensation to compensate NEOs for their day-to-day responsibilities.
Key Features:
	•	NEO base salaries are initially determined as a result of negotiation between the executive and our management in consultation with, and subject to the approval of, our Compensation Committee.
	•	Our Compensation Committee reviews base salaries annually and has discretion to provide increases based on our Compensation Committee's understanding of current competitive pay practices, promotions, our CEO's recommendation (except for his own salary), changes in responsibilities and performance, annual budget for increases, our overall financial and operational results, the general economy, length of tenure, internal pay equity and other factors our Compensation Committee deems appropriate.
Process:
	•	At the end of each calendar year, our CEO recommends base salaries for NEOs other than himself for the following calendar year.
	•	Our Compensation Committee reviews proposed base salary changes with input from its compensation consultant.
	•	Our Compensation Committee approves annual base salaries for our NEOs.
	•	Our Compensation Committee reports base salary determinations to our full Board.

Annual Cash	Objective:
Incentive Bonus	Annual cash incentive bonuses are awarded under a performance-based compensation program and are designed to align the interests of our NEOs and stockholders by providing compensation based on the achievement of pre-determined corporate and/or business goals and individual performance.
Key Features:
	•	Each year, the target bonus for each NEO is set by our Compensation Committee based on each NEO's employment agreement provisions, our CEO's recommendation (except for his own target), internal pay equity, our Compensation Committee's general understanding of current competitive pay practices and other factors it deems appropriate.
	•	The incentive compensation for our NEOs is based on achievement of certain objective corporate, financial, strategic and individual goals established and approved by our Compensation Committee at the start of the year.
	•	If we achieve results that are below certain threshold levels, these NEOs receive no cash incentive bonus, while results that are above certain threshold levels result in cash incentive bonuses above target levels.
Process:
	•	Our Compensation Committee participates in our Board's review of our annual operating plan in the beginning of the year.
	•	Our CEO recommends bonus targets as a percentage of base salary for each NEO other than himself.
	•	Our management recommends financial and other performance measures, weightings and ranges.
	•	Our Compensation Committee reviews proposed bonus targets, performance measures and ranges provided by management and, with input from its compensation consultant, approves bonus targets, performance measures and ranges that it believes establish appropriately challenging goals.
	•	After the end of the calendar year, our management presents the Company's financial results to our Board.
	•	Our CEO recommends the individual component award for our NEOs other than himself.
	•	Our Compensation Committee reviews the results and determines whether to make any adjustments to the recommendations and then approves each NEO's bonus award.
	•	Our Compensation Committee reports bonus award determinations to our full Board.

Long-Term	Objectives:
Incentive Awards	Our Compensation Committee structures long-term incentive awards to align our NEOs' interests with those of our stockholders, support retention and motivate NEOs to achieve our financial, strategic and operational goals. Long-term incentive awards include stock options and time-based vesting and performance-based vesting restricted cash units or shares.
Key Features:
	•	Our Compensation Committee grants stock options and time-based vesting and performance-based vesting restricted cash units or shares to our NEOs with the grant date fair value based on our Compensation Committee's general understanding of current competitive pay practices, our CEO's recommendation (except for his own awards), input from our compensation consultant, internal pay equity, evaluation of each NEO's performance, and other factors our Compensation Committee deems appropriate.
	•	Our Compensation Committee allocates long-term incentive awards among stock options, time-based vesting restricted shares and performance-based vesting shares or cash units based on grant date fair value (with vesting terms that generally extend up to four years) with the intent to provide NEOs with a balanced retention and performance opportunity and serves to closely align our NEOs' long-term objectives with those of our stockholders.
	•	In 2018, our Compensation Committee decided to grant performance-based cash units rather than shares (other than to Ms. Clark who received performance-based shares in connection with her new hire grant and Messrs. Clark and Miller who were not granted performance-based awards) and retained the discretion to settle the cash units in either cash or shares of our Common Stock at the time the cash units vest in an effort to protect against potential dilution. Each performance-based cash unit has a target number of cash units to be earned following completion of a specific performance period based on the achievement of certain pre-established Company performance criteria. These performance-based cash units or shares will be earned upon the completion of the specific performance period if the relevant performance criteria are achieved and typically vest based on continued service after a three-year period. At the time that each performance-based cash unit vests, our Compensation Committee has discretion to either (i) pay cash equal to the product of the closing price of our Common Stock on the date the cash units vest or (ii) issue one share of our Common Stock for each performance-based cash unit. Ms. Clark will not receive cash but, if earned, will receive shares of our Common Stock.

Process:
•	In the first fiscal quarter, our CEO recommends grant date fair values of awards for executives other than himself.
•	Our Compensation Committee reviews proposed performance measures and ranges provided by management and competitive market data and, with input from its compensation consultant, approves performance measures and ranges that it believes establish appropriately challenging goals.
•	Our Compensation Committee approves the number of time-based shares underlying stock options and the target number of time-based restricted shares and performance-based shares or cash units granted to our NEOs.
•	Our Compensation Committee reports equity award determinations to our full Board.
•	At the end of the relevant performance period, our Compensation Committee reviews the financial performance of our Company for the relevant performance period and determines the amount of earned shares or cash units that are subject to performance-based vesting.

Severance and	Objective:
Change in Control Benefits	Severance and change in control benefits are included in each NEO's employment agreement or employment plan in order to promote stability and continuity of our senior management team in the event of a potential change in control and/or an involuntary termination. Our Compensation Committee believes these provisions help to align our NEO's interests appropriately with those of our stockholders in these scenarios.
Key Features:
	•	Events triggering payment require a termination of our NEO's employment by our Company without cause or by our NEO for good reason. NEOs are entitled to enhanced benefits if the qualifying termination occurs during a specified period following a change in control (i.e., double-trigger).
	•	Change in Control benefits do not include excise tax gross-ups.
	•	Our Compensation Committee has determined these termination-related benefits are appropriate to preserve productivity and encourage retention in the face of potentially disruptive circumstances. These arrangements also include restrictive covenants that help protect our Company from competition and solicitation of employees and customers.
	•	Each NEO will only be eligible to receive severance payments if he or she signs a general release of claims following an eligible termination.

Chief Executive Officer Compensation

In November 2017, we hired Glenn Lurie, a long-term executive at AT&T, as our new CEO, replacing Stephen Waldis. At the time of hiring, Mr. Lurie had several alternative career opportunities based on the competitive landscape and his unique skill set and, as a result, the Board approved a compensation package above the 50th percentile of CEOs at our peer group companies, including a one-time special grant of 1,000,000 stock options with the intent to increase our stockholder value. We believe hiring Mr. Lurie as our CEO was a key move towards moving the Company in the right direction for long-term growth, and therefore we believe his compensation was commensurate with his experience and contributions he will make towards the Company's future.

Pay Mix

In keeping with our results-driven culture, our Compensation Committee expects our NEOs to deliver superior performance in a sustained fashion and believes that a substantial portion of their overall compensation should be at-risk and tied to our short-term and long-term performance. As shown below, 75.5% of our CEO's targeted compensation and an average of 64.2% of the average targeted compensation of our other NEOs for 2018 was tied to long-term incentives.

2018 Compensation Decisions

In determining the criteria for our NEOs' incentive compensation, our Compensation Committee considers a variety of factors, including alignment of our NEOs' compensation with our stockholders' returns, and from time to time may adjust these factors or performance metrics based on our Company's transactions or the occurrence of unknown or unexpected events during the applicable measurement period. On the corporate level, our Compensation Committee selected non-GAAP revenue, non-GAAP EBITDA and free cash flow and our entering into strategic agreements, metrics that our Compensation Committee believes appropriately value our Company on both a short- and long-term basis and are targeted to emphasize strong growth on gross revenue while also managing our earnings per share. Based on feedback received as part of our stockholder outreach program, several of these are also the key metrics we believe our stockholders use in their valuation of our Company. As a result, our NEOs are focused on growing non-GAAP revenue, non-GAAP EBITDA and free cash flow and entering into strategic agreements, which we believe is aligned with our stockholders' perspective on our Company's ability to grow and succeed on the short- and long-term.

Base Salary

Base salaries for our NEOs are reviewed and may be adjusted annually. Base salary may also be adjusted during the year upon promotion or based on internal equity or external market conditions. Our Compensation Committee makes these decisions after reviewing the recommendation of our CEO (except as it concerns his own salary) and our Chief People Officer, and consulting with our compensation consultant. Based on this review, our Compensation Committee did not approve any cost of living or other increases to the base salaries of any of our NEOs in 2018 except for Mr. Doran who received a 5% increase as his base salary was below the 50th percentile of base salaries of similar executives at our peer group companies. The base salaries for Ms. Clark and Messrs. Miller and Clark were negotiated with such NEO's at the time they joined our Company in 2018.

The table below sets forth each of our NEOs' 2018 base salary:

Name	2018 Base Salary
Glenn Lurie	$750,000

David Clark	$385,000

Lawrence Irving(1)	$425,000

Jeffrey Miller	$385,000

Robert Garcia(2)	$475,000

Mary Clark	$350,000

Patrick Doran	$347,000

(1)
Mr. Irving retired as our Chief Financial Officer, effective August 15, 2018 and is no longer employed by our Company.

(2)
Mr. Garcia resigned as our Chief Commercial Officer, effective October 31, 2018 and is no longer employed by our Company.

2018 Annual Cash Incentive Bonus Compensation

Our Annual Cash Incentive Bonus Compensation Program promotes our pay-for-performance philosophy by providing all executives and other management-level corporate employees with direct financial incentives in the form of annual cash awards for achieving Company, business and individual performance goals.

Target Percentage

Our Compensation Committee sets each NEO's individual target cash incentive amount (expressed as a percentage of base salary) based on its general understanding of competitive pay practices, our CEO's recommendation (except with respect to his own target), its consultation with our compensation consultant, and other factors it deems appropriate. Based on its review of these factors, in April 2018, our Compensation Committee kept the target bonus percentage of each of our NEOs who were employed by us in 2017 at the same level as in 2017. The 2018 target bonuses for Ms. Clark and Messrs. Miller and Clark were negotiated with such NEOs at the time they joined our Company in 2018.

The target cash incentive and maximum bonus percentages for each of our NEOs for 2018 who were employed by our Company as of December 31, 2018, were as follows:

Name	Target Incentive Bonus Percentage	Maximum Bonus Percentage
Glenn Lurie	120% of base salary	210% of base salary

David Clark	70% of base salary	122.5% of base salary

Jeffrey Miller	100% of base salary	175% of base salary

Mary Clark	100% of base salary	175% of base salary

Patrick Doran	60% of base salary	105% of base salary

2018 Objectives

For 2018, the cash incentive bonus for each of our NEOs was determined as follows: (i) 90% based on certain corporate objectives and (ii) 10% based on a discretionary individual performance component. In addition, each NEO had the opportunity to earn another (i) 10% of his or her annual bonus target if our Company entered into at least two Tier 1 partnership agreements with third parties during 2018 and (ii) 10% of his or her annual bonus target if our Company entered into at least two new Cloud, Messaging or Digital customer agreements during 2018 with a guaranteed contract value of at least $10 million.

Our Compensation Committee established (i) non-GAAP revenue, (ii) non-GAAP EBITDA and (iii) free cash flow as the corporate components of our 2018 annual cash incentive bonus program, with each of the components weighted as set forth below. We utilize these non-GAAP financial measures internally in analyzing our financial results and evaluating our ongoing operational performance because they exclude certain non-cash adjustments and non-recurring charges required under GAAP. These metrics were also selected because they are several of the key performance metrics stockholders use in evaluating our Company. In calculating both non-GAAP revenue and non-GAAP EBITDA, we add back the fair value stock-based compensation expense, deferred revenue, acquisition-related costs, restructuring charges, changes in the contingent consideration obligation, deferred compensation expense related to earn-outs and amortization of intangibles associated with acquisitions.

Each of the components was assigned a "threshold" level, which is the minimum achievement level that must be satisfied to receive a portion of the applicable bonus amounts, and a "maximum" level, which, if achieved or exceeded, would result in our NEO's receiving up to 175% of the target amount attributed to that component.

The components of the 2018 cash incentive compensation plan are set forth below:

Corporate Component	Weighting	Threshold 50% payout	100% payout	Maximum 175% payout
Non-GAAP Revenue	40%	$325,000,000	$375,000,000	$425,000,000

Non-GAAP EBITDA	30%	$25,000,000	$75,000,000	$115,000,000

Free Cash Flow	20%	$25,000,000	$75,000,000	$115,000,000

Individual Component	10%	N/A	N/A	N/A

2018 Corporate Component

In 2018, our non-GAAP revenue was $325,839,000, and therefore our NEOs received 50% payout for this metric. During 2018, we had two key events that were not taken into account when the above non-GAAP EBIDTA metric was initially established by our Compensation Committee — we were required to make certain financial adjustments as a result of our restatement of our prior financial statements and we established a new product line, DXP, as a result of our Honeybee acquisition. Due to these key events, our Compensation Committee, in consultation with our compensation consultant and after reviewing several alternative approaches, determined that it was appropriate to adjust the calculation of our 2018 non-GAAP EBITDA for purposes of determining bonuses to be awarded pursuant to our 2018 cash incentive compensation plan. Our Compensation Committee resolved to add the following to our actual 2018 non-GAAP EBITDA to calculate 2018 Adjusted non-GAAP EBITDA: (i) the financial adjustments made as a result of our restatement of prior financials and (ii) expenses incurred in establishing the new DXP product line.

As a result, following the adjustments approved by our Compensation Committee, Adjusted Non-GAAP EBITDA was $28.5 million (comprised of $14.0 million, plus $10.8 million of financial adjustments relating to our restatement of our prior financial statements and $3.7 of expenses incurred in establishing the new DXP product line). As a result, each NEO received 53.5% of the payout with respect to the non-GAAP EBITDA metric.

The free cash flow component was defined under our 2018 cash incentive compensation plan as Non-GAAP EBITDA less any deferred revenue. Our Compensation Committee determined to utilize the Adjusted Non-GAAP EBITDA of $28.5 million discussed above for purposes of calculating free cash flow which resulted in $25.5 million of free cash flow following the reduction of Adjusted Non-GAAP EBITDA by $3 million of deferred revenue. As a result, each NEO received 50% of the payout with respect to the free cash flow metric.

In addition, as described above, each NEO was eligible to earn another (i) 10% of his or her annual bonus target if our Company entered into at least two Tier 1 partnership agreements with third parties during 2018 and (ii) 10% of his or her annual bonus target if our Company entered into at least two new Cloud, Messaging or Digital customer agreements during 2018 with a guaranteed contract value of at least $10 million. In 2018, our Company entered into Tier 1 partnership agreements with more than two companies but did not enter into at least two Cloud, Messaging or Digital customer agreements with a guaranteed value of at least $10 million. Accordingly, each NEO received 100% of the payout with respect to the partnership strategic metric and 0% with respect to the new customer agreement portion.

2018 Individual Component

In 2018, the individual component of each NEO's annual cash incentive compensation was based upon our Compensation Committee's subjective assessment of his or her individual performance.

Based on its assessment and Mr. Lurie's recommendations (other than with respect to his own incentive compensation), our Compensation Committee awarded the following as the individual component of their annual cash incentive compensation:

•
Mr. Lurie received 100% due to his integral role in leading our Company during the year by establishing our short- and long-term strategy, adding key executives, becoming current on our periodic financial reporting with the SEC, getting reinstated for trading on Nasdaq and improving our overall corporate environment.

•
Mr. Clark received 100% due to his efforts in improving our financial performance, becoming current on our periodic financial reports with the SEC, leading significant cutting of and controlling costs, and developing stronger investor relations.

•
Mr. Miller received 100% due to his ability to quickly get acclimated to his responsibilities as Chief Commercial Officer during his short tenure with our Company, driving existing and new customer relationships and making key changes to the sales organization.

•
Ms. Clark received 100% due to her strong performance in re-focusing our product portfolio, developing a new brand and brand definition, leading the building of our Mission and Vision, driving all public relations efforts and improving our perception in the market.

•
Mr. Doran received 100% due to his strong performance in re-organizing our engineering and IT infrastructure teams, focused cost reductions, improving product delivery, leading the transition out of hosting and adapting to the changing business and product models of our Company.

The level of plan payout that was applied to each of the performance components of the 2018 cash incentive compensation plan, which payout percentages were then applied to the cash incentive compensation payments to our NEOs is set forth in the following table:

Component	Weighting	Achievement	Bonus Rate Payout	Bonus Payout
Non-GAAP Revenue	40%	$325,000,000	50%	20%

Non-GAAP EBITDA	30%	$28,500,000	53.5%	16%

Free Cash Flow	20%	$25,500,000	50%	10%

Individual Component	10%	100%	100%	10%

Strategic Agreements	10%	100%	100%	10%

Customer Agreements	10%	0%	0%	0%

Based on the results of the corporate and individual performance components of the annual cash incentive plan, our NEOs were awarded 66% of each of their targets, resulting in the following payout amounts under the 2018 cash incentive bonus plan for those NEO's who were employed by us at the end of 2018:

Executive	Target Bonus	Percentage of Target Awarded	Actual Bonus Awarded
Glenn Lurie	$900,000	66%	$594,000

David Clark(1)	$269,500	66%	$98,926

Jeffrey Miller(1)	$385,000	66%	$48,732

Mary Clark	$350,000	66%	$231,000

Patrick Doran	$206,200	66%	$137,412

(1)
Bonus awarded to Messrs. Clark and Miller were prorated based on their respective start dates.

No amounts were paid to Messrs. Irving or Garcia pursuant to the 2018 cash incentive bonus plan as they were not employed by our Company at the time bonuses were awarded and paid.

2018 Long-Term Incentive Compensation Plan

Our Compensation Committee awarded time-based vesting restricted shares, time-based vesting stock options and performance-based vesting cash units (or shares) to our NEOs as the long-term equity incentive component of their compensation, targeting an annual mix with the intent to provide NEOs with a balanced retention and performance opportunity and serve to closely align our NEOs' long-term objectives with those of our stockholders. The number of shares underlying vesting stock options, the target number of performance-based vesting cash units or shares and the number of time-based vesting restricted shares granted to our NEOs is based on our Compensation Committee's general understanding of competitive pay practices, our CEO's recommendation (except with respect to his own awards), consultation with our compensation consultant, and other factors that our Compensation Committee deems appropriate.

Time-Based Restricted Stock, Stock Options and Performance-Based Restricted Stock and Cash Units

In April 2018, in consultation with our compensation consultant, our Compensation Committee granted time-based vesting restricted stock (31.5% of such NEO's equity award), time-based vesting options to purchase shares of our Common Stock (10.5% of such NEO's equity award) and performance-based vesting cash units (58% of such NEO's equity award) to Messrs. Lurie and Doran. In connection with her joining our Company in January 2018, our Compensation Committee granted Ms. Clark time-based vesting restricted stock, time-based vesting options to purchase shares of our Common Stock and performance-based vesting restricted shares, with each component being one-third of her equity award. In connection with their joining our Company in 2018, our Compensation Committee granted each of Mr. Clark and Mr. Miller time-based vesting restricted stock (75% of such NEO's equity award) and time-based vesting options to purchase shares of our Common Stock (25% of such NEO's equity award). Neither Mr. Clark nor Mr. Miller received any performance-based vesting restricted shares or cash units.

Except for the time-based vesting restricted shares granted to Ms. Clark, the time-based vesting restricted shares vest one-third on each of the first, second and third anniversary of their grant date and the vesting stock options vest one-fourth on the first anniversary of their grant date and in equal monthly installments thereafter over the next thirty-six months. With respect to Ms. Clark, the time-based vesting restricted shares vest 25% on the first anniversary of the grant date and 1/12th each quarter thereafter. The performance-based vesting restricted shares and cash units vest upon the Compensation Committee approving the performance metrics for such grants, which is expected to be in or about February 15, 2021. Each component is subject to the NEO remaining employed through each such vest date. The time-based vesting helps tie our NEOs' variable realizable compensation to our performance and further align their interests with those of our stockholders. See "Description of Awards Granted in 2018," below.

The following table sets forth the number of shares of time-based vesting restricted stock and performance-based vesting restricted cash units or shares awarded and the number of vesting stock options to purchase shares of our Common Stock granted to our NEOs who were employed by us as of December 31, 2018. The equity awards granted to Mr. Garcia in 2018 expired at the time that he ceased being our employee. The equity awards granted to Mr. Irving in 2018 will expire in August 2019 pursuant to his consulting agreement. Mr. Irving's performance-based restricted cash units granted to him expired at the time he ceased being our employee.

Name	Number of Time-Based Shares of Restricted Stock	Number of Shares Subject to Options	Number of Performance-Based Restricted Cash Units or Shares
Glenn Lurie	148,306	112,352	273,070

David Clark	187,207	130,549	-0-

Jeffrey Miller	120,968	84,357	-0-

Mary Clark	30,000	80,000	30,000

Patrick Doran	29,662	22,470	54,614

Performance-Based Vesting Restricted Shares

2016-2018 Performance Shares

Our 2016-2018 long-term equity incentive plan was originally designed to reward financial and strategic performance during a three-year period from 2016 through 2018, and the restricted shares granted under the 2016-2018 long-term incentive plan (the "2016-2018 Performance Shares") were originally to be earned and vest based on achievement of pre-determined performance criteria during that period.

In 2016, our Compensation Committee granted our NEOs the 2016-2018 Performance Shares. The actual number of 2016-2018 Performance Shares earned were originally based on our Company's financial performance over the three-year period commencing on January 1, 2016 based on the following criteria: 60% based on non-GAAP revenue, 30% based on non-GAAP EBITDA and 10% based on the non-GAAP revenue from our Enterprise business. The specific target values for the 2016-2018 Performance Shares were set using aggressive three-year growth targets tied to key corporate financial metrics. In late 2016 and throughout 2017, we experienced changes in our business strategy, including various management changes, the acquisition of Intralinks Holdings Inc. and the divestiture of our activation exception handling business. Our Compensation Committee discussed alternative methods of granting long-term incentives to our NEOs and measuring performance for open performance awards in light of these significant developments with its independent compensation consultant. Accordingly, our Compensation Committee, with the input of our compensation consultant, agreed to modify the 2016-2018 long-term equity incentive plan by approving that (i) one-third of the 2016-2018 Performance Shares would be awarded based on our Company's performance in 2016 and (ii) two-thirds of the 2016-2018 Performance Shares would be awarded based on our Company's future performance in 2017 and 2018. Our NEOs were required to remain employed by our Company through February 2019 in order to vest in the shares. Our Compensation Committee approved the following revised performance metrics for the 2016-2018 Performance Shares:

For 2016, our Compensation Committee kept the metrics the same percentage as originally approved:

•
60% are earned based on the non-GAAP revenue of our Company in 2016;

•
30% are earned based on the non-GAAP EBITDA as a percentage of non-GAAP revenue of our Company in 2016; and

•
10% are earned based on the Enterprise Business Unit non-GAAP revenue in 2016.

For 2017 and 2018, our Compensation Committee revised the percentages as follows:

•
40% are earned based on the non-GAAP revenue of our Company in 2017 and 2018;

•
40% are earned based on the non-GAAP EBITDA as a percentage of non-GAAP revenue of our Company in 2017 and 2018; and

•
20% are earned based on the recurring revenue of the Company in 2017, and provided that the Compensation Committee had discretion to determine an appropriate 2018 metric.

Mr. Doran, the only NEO who was employed by us in 2016, was awarded 2016-2018 Performance Shares that provided the opportunity to earn the following restricted shares based on the performance of our business during the 2016-2018 performance period:

Name	Threshold	Target	Maximum
Patrick Doran	3,164	6,328	12,656

The method used to calculate the 2016-2018 Performance Shares earned was based on actual performance compared to our Company's revised targets for the 2016-2018 Performance Shares, as shown below, using straight-line interpolation between points. The determination of what number of shares (if any) were earned for the 2016, 2017 and 2018 performance periods is set forth below. The shares vested upon issuance in March 2019.

2016 Performance Period — One-third of the 2016-2018 Performance Shares

In February 2016, our Compensation Committee approved the following threshold, target and maximum performance goals for the 2016 portion of the 2016-2018 Performance Shares:

Corporate Component	Threshold 50% payout	Target 100% payout	Maximum 200% payout	Weighting
Non-GAAP Revenue	$667,000,000	$696,000,000	$725,000,000	60%

Non-GAAP EBITDA as % of Revenue	25%	35%	45%	30%

Enterprise Business Revenue (% of total revenue)	N/A	15%	N/A	10%

In 2016, our attainment under the stated metrics was as follows:

•
our adjusted Non-GAAP revenue was $698.4 million, which was above the target attainment, resulting in a 108% payout with respect to this component;

•
our adjusted Non-GAAP EBITDA was $237.2 million, or 34% of revenue, which was slightly below the target attainment, resulting in a 95% payout with respect to this component; and

•
our non-GAAP Enterprise Business revenue was 3% of total revenue, which was significantly below the target payout, resulting in a 0% payout with respect to this component.

Corporate Component	Achievement	Plan Payout	Weighting
Adjusted Non-GAAP Revenue	$698,400,000	165%	60%

Adjusted Non-GAAP EBITDA	34%	95%	30%

Enterprise Business Revenue (% of total revenue)	3%	-0%-	10%

As a result, Mr. Doran earned 93.3% of the target number of the 2016-2018 Performance Shares allocable to 2016 based on our Company's 2016 financial performance. These Performance Shares vested in March 2019. The actual number of 2016-2018 Performance Shares earned based on our 2016 performance is set forth below:

Name	2016-2018 Target Shares	2016 Target Shares	Attainment %	Shares Earned
Patrick Doran	6,328	2,109	93.3%	1,967

2017 Performance Period — One-third of the 2016-2018 Performance Shares

In July of 2017, our Compensation Committee approved the following threshold, target and maximum performance goals for 2017 for the 2016-2018 Performance Shares:

Corporate Component	Threshold 50% payout	Target 100% payout	Maximum 200% payout	Weighting
Non-GAAP Revenue	$781,000,000	$827,000,000	$872,000,000	40%

Non-GAAP EBITDA	$247,000,000	$279,000,000	$311,000,000	40%

Recurring Revenue	$559,000,000	$592,000,000	$625,000,000	20%

In the event our Company did not achieve the Non-GAAP revenue threshold, our NEOs would not be entitled to any payout under the recurring revenue component regardless of the actual recurring revenue achieved. In 2017, our attainment under the stated metrics was as follows:

•
our Non-GAAP revenue was $407.3 million, which was below the threshold attainment, resulting in a 0% payout with respect to this component;

•
our 2017 Non-GAAP EBITDA was $61.5 million, which was below the threshold attainment, resulting in a 0% payout with respect to this component; and

•
because the Non-GAAP revenue was less than the $781.0 million threshold, our NEOs were not entitled to any payout under the recurring revenue component regardless of what the 2017 Non-GAAP recurring revenue was, resulting in a 0% payout with respect to this component.

Corporate Component	Achievement	Plan Payout	Weighting
Non-GAAP Revenue	$407,300,000	0%	60%

Non-GAAP EBITDA	$61,500,000	0%	30%

Recurring Revenue	$307,300,000	0%	10%

As a result, Mr. Doran earned 0% of the target number of 2016-2018 Performance Shares allocable to 2017 based on our Company's 2017 financial performance. The actual number of 2016-2018 Performance Shares earned based on our 2017 performance is set forth below:

Name	2016-2018 Target Shares	2017 Target Shares	Attainment %	Performance Shares
Patrick Doran	6,328	2,109	0%	0

2018 Performance Period — One-third of the 2016-2018 Performance Shares

In February 2018, our Compensation Committee approved the following threshold, target and maximum performance goals for the 2018 portion of the 2016-2018 Performance Shares:

Corporate Component	Weighting	Threshold 50% payout	Target 100% payout	Maximum 200% payout
Non-GAAP Revenue	40%	$325,000,000	$375,000,000	$425,000,000

Non-GAAP EBITDA	40%	$25,000,000	$75,000,000	$115,000,000

Free Cash Flow	20%	$25,000,000	$75,000,000	$115,000,000

In 2018, using the same adjustments and calculations as described above under our 2018 cash incentive compensation plan, our attainment under the stated metrics was as follows:

•
our Non-GAAP revenue was $325.8 million, which was at the threshold attainment, resulting in a 50% payout with respect to this component;

•
our 2018 adjusted Non-GAAP EBITDA was $28.5 million, which was slightly above the target attainment, resulting in a 53.5% payout with respect to this component; and

•
our 2018 adjusted Free Cash Flow was $25.5 million, which was at the threshold attainment, resulting in a 50% payout with respect to this component.

Corporate Component	Achievement	Plan Payout	Weighting	Payout
Non-GAAP Revenue	$325,800,000	50.0%	40%	20.0%

Adjusted Non-GAAP EBITDA	$28,500,000	53.5%	40%	21.4%

Adjusted Free Cash Flow	$25,500,000	50.0%	20%	10.0%

As a result, Mr. Doran earned 51.4% of the target number of the 2016-2018 Performance Shares allocable to 2018 based on the Company's 2018 financial performance. The actual number of 2016-2018 Performance Shares earned based on our 2018 performance is set forth below:

Name	2016 - 2018 Target Shares	2018 Target Shares	Attainment %	Shares Earned
Patrick Doran	6,238	2,110	51.4%	1,079

The actual number of 2016-2018 Performance Shares earned based on our 2016-2018 performance is set forth below, all of which vested in March 2019:

Name	2016 - 2018 Target Shares	2016 Target Shares	2016 Attain %	2016 Shares Earned	2017 Target Shares	2017 Attain %	2017 Shares Earned	2018 Target Shares	2018 Attain %	2018 Shares Earned	Total Shares Earned
Patrick Doran	6,328	2,109	93.3%	1,967	2,110	0	0	2,100	51.4	1,079	3,046

As neither Ms. Clark nor Messrs. Miller or Clark were with the Company in 2016, none of them were granted any 2016-2018 Performance Shares. The 2016-2018 Performance Shares granted to Messrs. Irving and Garcia terminated when they ceased to be an employee of our Company.

2018-2020 Performance Cash Units and Shares

In April 2018, our Compensation Committee granted 2018-2020 performance-based cash units to our NEOs employed as of the grant date. As discussed above, in 2018 our Compensation Committee transitioned to performance-based cash units rather than performance-based shares. Ms. Clark received performance-based shares as part of her new hire grant. The following table sets forth the

2018-2020 performance-based cash units or shares (collectively, the "2018-2020 Performance Units") awarded to our NEO's that were employed by us as of December 31, 2018:

Name	2018 - 2020 Target Performance Units	2018 Target Performance Units	2019 Target Performance Units	2020 Target Performance Units
Glenn Lurie	273,070	91,023	91,023	91,024

Mary Clark	30,000	10,000	10,000	10,000

Patrick Doran	54,614	18,204	18,205	18,205

As Mr. Clark joined our Company in July 2018 and Mr. Miller joined our Company in October 2018, neither of them were granted any 2018-2020 Performance Units. The 2018-2020 Performance Cash Units granted to Messrs. Irving and Garcia terminated when each of them ceased to be an employee of our Company.

The 2018-2020 Performance Units provide the opportunity to earn the following performance-based cash units based on the performance of our business during 2018, 2019 and 2020. Our NEOs are required to remain employed by the Company through March 2021 in order to vest in the cash units or shares. In the case of the performance-based cash units, our Compensation Committee will determine whether to settle the vested units in cash or shares of our Common Stock at the time they vest.

The following were the performance targets for the plan established by our Compensation Committee: 40% based on non-GAAP revenue, 40% based on non-GAAP EBITDA and 20% based on a strategic objective established by our Compensation Committee each year during the three-year period. For 2018, our Compensation Committee designated free cash flow as the strategic metric.

Each of the components was separately assigned a "threshold" level, which established the minimum achievement necessary to be satisfied to receive any portion of the applicable bonus amounts, and a "maximum" level, which, if achieved or exceeded, would result in 200% of the target cash units being earned with respect to such component as described below.

In February 2018, our Compensation Committee approved the following threshold, target and maximum performance goals for the 2018 portion of the 2018-2020 Performance Shares:

Corporate Component	Weighting	Threshold 50% payout	Target 100% payout	Maximum 200% payout
Non-GAAP Revenue	40%	$325,000,000	$375,000,000	$425,000,000

Non-GAAP EBITDA	40%	$25,000,000	$75,000,000	$115,000,000

Free Cash Flow	20%	$25,000,000	$75,000,000	$115,000,000

In 2018, using the same adjustments and calculations as described above under our 2018 Cash Incentive Compensation Plan, our attainment under the stated metrics was as follows:

•
our Non-GAAP revenue was $325.8 million, which was at the threshold attainment, resulting in a 50% payout with respect to this component;

•
our 2016 Adjusted Non-GAAP EBITDA was $28.5 million, which was slightly above the target attainment, resulting in a 53.5% payout with respect to this component; and

•
our 2016 Adjusted Free Cash Flow was $25.5 million, which was at the threshold attainment, resulting in a 50% payout with respect to this component.

Corporate Component	Achievement	Plan Payout	Weighting	Payout
Non-GAAP Revenue	$325,800,000	50.0%	40%	20.0%

Adjusted Non-GAAP EBITDA	$28,500,000	53.5%	40%	21.4%

Adjusted Free Cash Flow	$25,500,000	50.0%	20%	10.0%

As a result, our NEOs earned 51.4% of the target number of the 2018-2020 Performance Units allocable to 2018 based on our Company's 2018 financial performance. The actual number of 2018-2020 Performance Units earned based on our 2018 performance is set forth below, which performance units shall vest in or about March 2021 provided the NEO remains employed by our Company:

Name	2018 - 2020 Target Performance Units	2018 Target Performance Units	Attainment %	Units Earned
Glenn Lurie	273,070	91,023	51.4%	46,786

Mary Clark	30,000	10,000	51.4%	5,140

Patrick Doran	54,614	18,204	51.4%	9,357

2018-2019 CEO New Hire LTI Plan

Upon joining our Company in November 2017, our Compensation Committee awarded Mr. Lurie a special grant of 180,528 performance-based vesting restricted shares based on our Company's performance in 2018 and 2019 (the "2018-2019 New Hire LTI Plan"). One-half of the performance-based vesting restricted shares are based on our Company's performance in 2018 and vested in March 2019 and the remaining one-half will vest in or about March 2020, subject to our Compensation Committee reviewing and approving the financial performance of our Company in 2019, provided

Mr. Lurie remains employed by our Company through such date. Accordingly, Mr. Lurie was awarded the following performance-based restricted shares under the 2018-2019 CEO New Hire LTI Plan:

Name	2018 - 2019 Target Performance Shares	2018 Target Performance Shares	2019 Target Performance Shares
Glenn Lurie	180,528	90,264	90,264

Under the terms of Mr. Lurie's performance-based performance shares, the metrics for obtaining such shares are the same metrics as the long-term incentive plan for the 2018 portion of the 2018-2020 Performance Units. As discussed above, our Compensation Committee established the following as the performance targets for the plan: 40% based on non-GAAP revenue, 40% based on non-GAAP EBITDA and 20% based on a strategic objective, which for 2018 was free cash flow. In February 2018, our Compensation Committee approved the following threshold, target and maximum performance goals for the 2018 portion of the 2018-2019 CEO New Hire LTI Plan:

Corporate Component	Weighting	Threshold 50% payout	Target 100% payout	Maximum 200% payout
Non-GAAP Revenue	40%	$325,000,000	$375,000,000	$425,000,000

Non-GAAP EBITDA	40%	$25,000,000	$75,000,000	$115,000,000

Free Cash Flow	20%	$25,000,000	$75,000,000	$115,000,000

In 2018, using the same adjustments and calculations as described above under our 2018 Cash Incentive Compensation Plan, our attainment under the stated metrics was as follows:

•
our adjusted Non-GAAP revenue was $325 million, which was at the threshold attainment, resulting in a 50% payout with respect to this component;

•
our adjusted Non-GAAP EBITDA was $28.5 million, which was slightly above the target attainment, resulting in a 53.5% payout with respect to this component; and

•
our adjusted Free Cash Flow was $25.5 million, which was at the threshold attainment, resulting in a 50% payout with respect to this component.

Corporate Component	Achievement	Plan Payout	Weighting	Payout
Non-GAAP Revenue	$325,800,000	50.0%	40%	20.0%

Adjusted Non-GAAP EBITDA	$28,500,000	53.5%	40%	21.4%

Adjusted Free Cash Flow	$25,500,000	50.0%	20%	10.0%

As a result, Mr. Lurie earned 51.4% of the target number of the 2018-2019 CEO New Hire LTI Plan allocable to 2018 based on our Company's 2018 financial performance. The actual number of performance-based restricted shares earned by Mr. Lurie based on our 2018 performance under the 2018-2019 CEO New Hire LTI Plan is set forth below, which shares vested in March 2019:

Name	2018 - 2019 Target Performance Shares	2018 Target Performance Shares	Attainment %	Performance Shares Earned
Glenn Lurie	180,528	90,264	51.4%	46,395

Other Benefits and Perquisites

Our NEOs are eligible to participate in all of our employee benefit plans (other than our employee stock purchase plan), such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case, on the same basis as our other employees. In 2018, we leased an automobile (and paid applicable insurance and gas) for Messrs. Irving and Clark (during the time each of them was employed by our Company) and provided a car allowance to Mr. Garcia (during the time he was employed by our Company), each to be used primarily for business purposes. Mr. Lurie is also entitled to the following fringe benefits during 2018: (1) a housing allowance of $72,000 per year for the first year and half of employment with our Company; (2) the reimbursement of approximately $19,000 for relocation expenses; (3) an automobile lease and insurance allowance of $17,000 per year; and (4) the reimbursement of the cost of airfare for Mr. Lurie and his family to and from Arizona and New Jersey up to six times per year, ending on or about December 15, 2018. There were no other special benefits or perquisites provided to any NEO in 2018.

Financial Restatement, Recoupment and Related Policies

We have a comprehensive Code of Business Conduct and ensure that our employees comply with this policy. In accordance with this policy, we investigate all reported instances of questionable or unethical behavior, and where improper behavior is found to have occurred, we take appropriate remedial action up to and including termination. If the results of an investigation establish that one of our employees, officers or directors has committed fraud or engaged in some other improper act that has the result of causing our financial statements for any period to be restated or that otherwise adversely affects those financial statements, our Board has discretion to take immediate and appropriate disciplinary action against the individual, including but not limited to termination. In addition, our Board has discretion to pursue whatever legal remedies are available to prosecute the individual to the fullest extent of the law and to clawback or recoup any amounts he or she inappropriately received as a result of the improper action or inaction, including but not limited to any annual or long-term incentives that he or she received but would not have received had such act not be taken.

Executive Officer Stock Ownership Guidelines

We have instituted stock ownership guidelines for our executive officers with the purpose of ensuring they maintain a meaningful equity stake in our Company to further align their interests with those of our stockholders. Each executive officer who is also subject to Section 16 of the Exchange Act or who directly reports to our CEO (which includes all of our NEOs) is required to own, as of the later of January 1, 2020 or five years from the date on which the individual first began reporting to our CEO or first became a Section 16 officer, a number of vested shares of our Common Stock having a value at least equal to (a) in the case of our CEO, five times his then current base salary; (b) for any direct report of our CEO, three times that individual's then current base salary, and (c) for other executive officers subject to this policy, one and one-half times the individual's then current base salary.

If an executive officer is not compliant at the end of his or her phase-in period, our Compensation Committee may reduce future equity grants to that individual until he or she becomes compliant. Based on share holdings on December 31, 2018, each of our NEOs exceeded his or her applicable minimum holding requirements on that date, other than Ms. Clark and Messrs. Clark and Miller as each of them joined us in 2018 and have not begun vesting in their restricted stock and options and, therefore, have not had an opportunity to acquire our Common Stock as of December 31, 2018.

Tax Matters

Section 162(m) of the Code generally denies a deduction to any publicly-held corporation for compensation paid in a taxable year to its named executive officers exceeding $1 million. As a result of changes made by the 2017 Tax Cuts and Jobs Act, Section 162(m) will limit the Company from deducting compensation, including performance-based compensation, in excess of $1 million paid to anyone who serves as the chief executive officer, chief financial officer or who is among the three most highly compensated executive officers for any year beginning after December 31, 2016. The only exception to this rule is for compensation that is paid pursuant to a binding contract in effect on November 2, 2017, that would have otherwise been deductible under the prior Section 162(m) rules. Prior to the enactment of the 2017 Tax Cuts and Jobs Act, Section 162(m) limited us from deducting compensation paid in years prior to 2018, excluding performance-based compensation, in excess of $1 million paid to anyone who served as the chief executive officer or who was one of the three most highly compensated executive officers for the applicable tax year, excluding the chief financial officer. Our Compensation Committee considers tax and accounting implications in determining all elements of our compensation plans, programs and arrangements. Prior to the enactment of the 2017 Tax Cuts and Jobs Act, the Compensation Committee retained the discretion to make awards of either bonuses or equity awards that did not satisfy Section 162(m) and, therefore, may not have been deductible. Base salaries, time-vested restricted stock units, time-vested retention and transition payments, and discretionary or subjectively determined bonus awards generally did not qualify as performance-based compensation under the pre-2017 Tax Cuts and Jobs Act rules.

Management Changes-Named Executive Officer Separation Agreements

As disclosed on the Current Report on Form 8-K filed with the SEC on August 13, 2018, effective as of August 15, 2018, Mr. Irving retired as our Chief Financial Officer and our Board appointed David Clark to serve as our Company's Chief Financial Officer. In connection with Mr. Irving's termination of his employment with our Company, Mr. Irving executed a broad release in favor of our Company, which provides for the following payments to Mr. Irving: (i) lump sum severance payment in the amount of $1,147,500 (less all applicable withholdings and deductions) paid in accordance with his employment agreement; (ii) the gross amount of $19,850, which is intended to cover the employer portion of any COBRA payments for a period of twenty-four months following his termination date; (iii) payment of $425,000 (less all applicable withholdings and deductions) in accordance with the terms of the Retention Plan; and (iv) vested in 32,700 retention restricted shares in accordance with the terms of the Retention Plan. The Company and Mr. Irving also entered into a standard consulting services agreement pursuant to which Mr. Irving will provide transition assistance to the Company's executive team on an as needed basis through August 15, 2019 in return for the continued vesting of his outstanding restricted stock awards (other than performance-based restricted cash units) and options to purchase shares of our Common Stock.

Our Chief Commercial Officer, Robert Garcia, terminated his employment with the Company, effective as of October 31, 2018. In exchange for a broad release in favor of the Company, the Release Agreement provides for the following payments to Mr. Garcia: (i) lump sum severance payment in the amount of $1,014,226 (less all applicable withholdings and deductions) paid in accordance with his employment agreement; (ii) the gross amount of $27,875, which is intended to cover the employer portion of any COBRA payments for a period of eighteen months following the Termination Date; (iii) payment of $475,000 (less all applicable withholdings and deductions) in accordance with the terms of the Retention Plan; and (iv) vested in 39,500 retention restricted shares in accordance with the terms of the Retention Plan. All of Mr. Garcia's unvested equity terminated as of October 31, 2018.

Compensation Committee Report(1)

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement submitted by the following members of the Compensation Committee:

William J. Cadogan, Chair
Peter Berger
James M. McCormick
Thomas J. Hopkins

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to our NEOs for the years indicated:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(10)	Non-Equity Incentive Plan Compensation ($)(11)	All Other Compensation ($)		Total ($)
Glenn Lurie	2018	750,000		4,475,013	(3)	614,947	594,000	140,989	(12)	6,574,949
Chief Executive Officer	2017	122,139		5,473,503		5,295,953	—	19,866		10,911,461

David Clark	2018	215,833		1,199,997	(4)	445,028	98,926	9,854	(13)	1,969,638
Chief Financial Officer

Lawrence Irving	2018	265,625		1,700,496	(5)	233,681		1,600,461	(14)	3,800,263
Former Chief Financial Officer	2017	283,333	150,000	3,616,716		651,959	—	19,127		4,721,135

Jeffrey Miller	2018	74,861		750,002	(6)	289,589	48,732	—		1,163,184
Chief Commercial Officer

Robert E. Garcia	2018	395,833		2,237,507	(7)	307,473	—	1,497,226	(15)	4,438,039
Former Chief Commercial	2017	475,000		4,573,719		833,334	402,301	17,700		6,302,054
Officer	2016	450,204		1,871,677		769,056	433,770	17,150		3,541,857

Mary Clark	2018	346,023		483,000	(8)	329,016	231,000	145,279	(16)	1,534,318
Chief Product Officer

Patrick Doran	2018	347,000		895,011	(9)	122,987	137,412	8,250	(17)	1,510,660
Chief Technology Officer	2017	330,000	75,000	1,190,882		455,081		8,100		2,059,063
	2016	330,000		366,834		150,732	221,166	7,950		1,076,682

(1)
The amounts set forth in this column represent the subjective individual component portion of our annual cash incentive bonus awards paid to the NEOs. See "Compensation Discussion and Analysis" above for further discussion of the subjective individual component.

(2)
The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of the performance share awards (with the grant date fair value determined using the probable outcome of the performance conditions) and the time-based restricted share award granted to our NEOs. See "Compensation Discussion and Analysis" above for further discussion of these share awards. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of our assumptions in estimating the fair value of our share awards. Our executive officers will not realize any value for these awards until sold.

(3)
Mr. Lurie was granted performance-based vesting restricted cash units as 2018-2020 Performance Cash Units as described in greater detail in "Compensation Discussion and Analysis" above. The grant date value of the performance-based vesting restricted cash units assuming the highest level of performance conditions is achieved was $5,800,007. Mr. Lurie was also granted time-based vesting restricted stock award with a grant date value of $1,575,010.

(4)
Mr. Clark was granted a time-based vesting restricted stock award as a new hire with a grant date value of $1,199,997.

(5)
Mr. Irving was granted performance-based vesting restricted cash units as 2018-2020 Performance Cash Units as described in greater detail in "Compensation Discussion and Analysis" above. The grant date value of the performance-based vesting restricted cash units assuming the highest level of performance conditions is achieved was $2,203,990. Mr. Irving was also granted a time-based vesting restricted share award with a grant date value of $598,501.

(6)
Mr. Miller was granted a time-based vesting restricted stock award as a new hire with a grant date value of $750,002.

(7)
Mr. Garcia was granted performance-based vesting restricted cash units as 2018-2020 Performance Cash Units as described in greater detail in "Compensation Discussion and Analysis" above. The grant date value of the performance-based vesting restricted cash units assuming the highest level of performance conditions is achieved was $2,900,003. Mr. Garcia was also granted a time-based restricted vesting share award with a grant date value of $787,505.

(8)
Ms. Clark was granted performance-based vesting restricted shares as a new hire as 2018-2020 Performance Shares as described in greater detail in "Compensation Discussion and Analysis" above. The grant date value of the performance-based vesting restricted shares assuming the highest level of performance conditions is achieved was $483,000. Ms. Clark was also granted a time-based vesting restricted share award as a new hire with a grant date value of $241,500.

(9)
Mr. Doran was granted performance-based vesting restricted cash units as 2018-2020 Performance Shares as described in greater detail in "Compensation Discussion and Analysis" above. The grant date value of the performance-based vesting cash units assuming the highest level of performance conditions is achieved was $1,160,001. Mr. Doran was also granted a time-based vesting restricted share award with a grant date value of $315,010.

(10)
The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of option awards granted to our NEOs. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of our assumptions in estimating the fair value of our stock option awards. Our NEOs will not realize any value with respect to these awards until these awards are exercised or sold.

(11)
The amounts under this column include amounts paid based the Company's annual cash incentive bonus compensation plan described under "Compensation Discussion and Analysis" above. The amounts shown are the 2018 bonuses paid in 2019.

(12)
Reflects amounts paid for (i) automobile expenses of $26,925, (ii) housing and relocation expenses of $105,814 and (iii) 401(k) company match of $8,250, totaling $140,989.

(13)
Reflects amounts paid for (i) automobile expenses totaling $3,960 and (ii) 401(k) company match of $5,894, totaling $9,854.

(14)
Reflects amounts paid for (i) automobile expenses totaling $8,111 and (ii) severance payments of $1,167,350, and (iii) retention cash payment at $425,000, totaling $1,600,461.

(15)
Reflects amounts paid for (i) automobile expenses totaling $8,000, (ii) severance payments of $1,014,226 and (iii) retention cash payment of $475,000 totaling $ 1,497,226.

(16)
Reflects amounts paid for (i) a one-time sign-on bonus of $140,000 and (ii) 401(k) company match of $5,279, totaling $145,279.

(17)
Reflects amounts paid for 401(k) company match of $8,250.

Grants of Plan Based Awards

The following table sets forth each plan-based award granted to our NEOs during the year ended December 31, 2018. The FASB ASC Topic No. 718 value of these awards is also reflected in the Stock Awards and Option Awards columns of the Summary Compensation Table above:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Inventive Plan Awards(2)			Number of Shares of Stock	Awards Securities Underlying	Exercise or Base Price of Option	Value of Stock and Option

Name(a)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options (#)	Awards ($/Sh)	Awards ($)(3)
Glenn		450,000	900,000	1,575,000	136,535	273,070	546,140

Lurie	4/5/2018							148,306			1,575,010

	4/5/2018								112,352	10.62	614,947

David Clark		74,944	149,887	262,302

	7/6/2018							187,207			1,199,997

	7/6/2018								130,549	6.41	445,028

Lawrence		166,250	332,500	581,875	51,883	103,766	207,532

Irving	4/5/2018							56,356			598,501

	4/5/2018								42,694	10.62	233,681

Jeffrey Miller		36,918	73,836	129,213	—	—	—

	11/2/2018							120,968			750,002

	11/2/2018								84,357	6.20	289,589

Robert E.		190,000	380,000	665,000	68,267	136,535	273,070

Garcia	4/5/2018							74,153			787,505

	4/5/2018								56,176	10.62	307,473

Mary		175,000	350,000	612,500	15,000	30,000	60,000

Clark	2/1/2018							30,000			241,500

	2/1/2018								80,000	8.05	329,016

Patrick Doran		104,100	208,200	364,350	27,307	54,614	109,228

	4/5/2018							29,662			315,010

	4/5/2018								22,470	10.62	122,987

(1)
Each of our NEOs was granted a non-equity incentive plan award pursuant to our 2018 annual incentive bonus compensation plan. The amounts shown in the "Threshold" column reflect the cash payment that would have been awarded under our 2018 annual incentive bonus plan if we had achieved the threshold payout level for a single corporate objective with the lowest weight. The amounts shown in the "Target" column reflect the target payment level under our 2018 annual incentive bonus plan if we had achieved all of the objectives previously approved by our Compensation Committee at target levels. The amounts shown in the "Maximum" column reflect the maximum payouts under our 2018 annual incentive bonus compensation plan if we had achieved all of the objectives previously approved by our Compensation Committee at or above the maximum level. The corporate and business components of our 2018 annual incentive bonus compensation plan are discussed in greater detail in "Compensation Discussion and Analysis" above. The actual amounts paid to each NEO are shown in the Summary Compensation Table above. The table does not include the individual discretionary component portion of the NEOs' aggregate targeted annual cash incentive bonus amount.

(2)
Reflects 2018-2020 Performance Cash Unit as described in greater detail in "Compensation Discussion and Analysis" above. The amounts shown in the "threshold" column reflect the 2018-2020 Performance Cash Units that will be earned if certain minimum financial goals are achieved. The amounts shown in the "target" column reflect the number of 2018-2020 Performance Cash Units that will be earned if all of the 2018-2020 financial goals are achieved at target levels. The amounts shown in the "maximum" column reflect the maximum number of 2018-2020 Performance Cash Units that can be earned if all of the 2018-2020 financial goals are achieved at or above maximum levels. Messrs. Garcia and Irving left the

  Company prior to December 31, 2018 and therefore did not receive any performance-based cash units or non-equity incentive compensation in 2018

(3)
The amount in this column reflects the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of stock awards and options granted to our NEOs. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of our assumptions in estimating the fair value of our stock and option awards.

Description of Awards Granted in 2018

•	Glenn Lurie:
On April 5, 2018, we granted Mr. Lurie (i) an option to purchase 112,352 shares of our Common Stock, (ii) 148,306 time-based vesting restricted shares of our Common Stock and (iii) a target award of 273,070 2018-2020 Performance Cash Units, which are earned based on our Company's achievement of performance metrics to be established by the Compensation Committee during fiscal year 2018, 2019 and 2020 discussed in the Compensation Discussion and Analysis section in this Proxy Statement.

•	David Clark:
On July 6, 2018, we granted Mr. Clark (i) an option to purchase 130,549 shares of our Common Stock and (ii) 187,207 time-based vesting restricted shares of our Common Stock.

•	Lawrence Irving:
On April 5, 2018, we granted Mr. Irving (i) an option to purchase 42,694 shares of our Common Stock, (ii) 56,356 time-based vesting restricted shares of our Common Stock and (iii) a target award of 103,766 2018-2020 Performance Cash Units, which are earned based on our Company's achievement of performance metrics to be established by the Compensation Committee during fiscal year 2018, 2019 and 2020 discussed in the Compensation Discussion and Analysis section in this Proxy Statement. As the result of Mr. Irving's resignation effective August 15, 2018, all of the Performance Cash Units were forfeited on the same date. Pursuant to Mr. Irving's consulting agreement his equity awards other than any performance-related awards will continue to vest until August 15, 2019 provided he continues to provide consulting services to the Company.

•	Jeffrey Miller:
On November 2, 2018, we granted Mr. Miller (i) an option to purchase 84,357 shares of our Common Stock and (ii) 120,968 time-based vesting restricted shares of our Common Stock.

•	Bob Garcia:
On April 5, 2018, we granted Mr. Garcia (i) an option to purchase 56,176 shares of our Common Stock, (ii) 74,153 time-based vesting restricted shares of our Common Stock and (iii) a target award of 136,535 2018-2020 Performance Cash Units, which are earned based on our Company's achievement of performance metrics to be established by the Compensation Committee during fiscal year 2018, 2019 and 2020 discussed in the Compensation Discussion and Analysis section in this Proxy Statement. As the result of Mr. Garcia's resignation effective October 31, 2018, all of these restricted shares were unvested and forfeited on the same date, including the 2018-2020 Performance Cash Units.

•	Mary Clark:
On February 1, 2018, we granted Ms. Clark (i) an option to purchase 80,000 shares of our Common Stock, (ii) 30,000 time-based vesting restricted shares of our Common Stock and (iii) a target award of 30,000 2018-2020 Performance Shares, which are earned based on our Company's achievement of performance metrics to be established by the Compensation Committee during fiscal year 2018, 2019 and 2020 discussed in the Compensation Discussion and Analysis section in this Proxy Statement.

•	Patrick Doran:
On April 5, 2018, we granted Mr. Doran (i) an option to purchase 22,470 shares of our Common Stock, (ii) 29,662 time-based vesting restricted shares of our Common Stock and (iii) a target award of 54,614 2018-2020 Performance Cash Units, which are earned based on our Company's achievement of performance metrics to be established by the Compensation Committee during fiscal year 2018, 2019 and 2020 discussed in the Compensation Discussion and Analysis section in this Proxy Statement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option and all unvested stock held by each of our NEOs as of December 31, 2018:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)(28)
Glenn Lurie	137,341(2)	369,760	10.04	11/13/2024

	—	1,000,000(3)	10.04	11/13/2024

		112,352(4)	10.62	4/5/2025

					148,306(5)	910,599

					120,352(6)	738,961

							273,070(7)	1,676,649

							180,528(8)	1,108,441

David Clark		130,549(9)	6.41	7/6/2018

					187,207(10)	1,149,450

Lawrence Irving	58,401(11)	81,760	13.29	8/15/2019

		42,694(4)	10.62	8/15/2019

					31,769(6)	195,061

					56,356(12)	346,025

Jeffrey Miller		84,357(13)	6.20	11/2/2025

					120,968(14)	742,743

Robert E. Garcia	41,250(15)		32.40	1/31/2019

	42,389(16)		41.37	1/31/2019

	54,083(17)		25.81	1/31/2019

	36,333		25.94	1/31/2019

	12,323(19)		31.02	1/31/2019

Mary Clark		80,000(20)	8.05	2/1/2025

					30,000(21)	184,200

							30,000(22)	184,200

Patrick Doran		2,274(19)	31.02	2/14/2020

	10,340(15)	625	32.40	2/13/2021

	435(16)	19,012	41.37	2/9/2022

	4,637(17)	11,263	25.81	2/19/2023

	38,758(23)	25,394	16.33	5/8/2024

		22,470(4)	10.62	4/5/2025

					2,109(24)	12,949

					16,839(25)	103,391

					29,662(6)	182,125

							54,614(7)	335,330

							6,328(26)	38,854

							27,500(27)	168,850

(1)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price per share of our Common Stock on December 31, 2018, which was the last trading day of 2018, which was $6.14 per share. The actual value (if any) to be realized by the NEO depends on whether the shares vest and the future performance of our Common Stock. Each of the options and restricted shares automatically vest if we are acquired and the NEO is either involuntarily terminated or voluntarily resigns for good reason under certain circumstances following our change of control, as discussed in more detail below under "Employment Agreements."

(2)
The option vests over four years from the vesting start date of November 13, 2017, with 25% vesting after the completion of the first year of service to the Company and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service to the Company. As a result, the option will be fully exercisable on November 13, 2021.

(3)
The option shall become exercisable with respect to the shares subject to the option when the person completes three years of continuous service after November 13, 2017.

(4)
The option vests over four years from the vesting start date of April 5, 2018, with 25% vesting on February 28, 2019 and the remaining shares vesting in equal monthly installments over an additional

  36 months of continuous service to the Company. As a result, the option will be fully exercisable on February 28, 2022.

(5)
Reflects restricted shares granted on November 13, 2017. One-third of the shares vested on November 13, 2018 and one-third of the shares will vest on each of November 13, 2019 and 2020, provided the NEO remains continuously employed by the Company on those dates.

(6)
Reflects restricted shares granted on April 5, 2018. One-third of the shares will vest on each of February 28, 2019, 2020 and 2021, provided the NEO remains continuously employed by the Company on those dates.

(7)
Reflects target number of 2018-2020 Performance Cash Units as described in greater detail in "Compensation Discussion and Analysis" above. The amount shown reflects the target award if all of the associated target performance metrics were achieved for each of the three years of 2018, 2019 and 2020. The actual number of cash units earned could range from 0 to two times the amount will be determined in March of the following year for each fiscal year. These cash units will become fully vested when the actual number of cash units is determined for the fiscal year 2020.

(8)
Represents target number of target number of performance shares under the 2019-2020 CEO New Hire LTI Plan as described in greater detail in "Compensation Discussion and Analysis" above. The actual number of the shares subject to be issued, which could range from 0 to two times the initial target amount, will depend upon whether the issuer has met certain performance metrics for 2018 and 2019. One-half of the shares were issued in March 2019 based on the issuer's performance for 2018 and the remaining one-half of the shares, if any, will be issued on or about March 2020 based on the issuer's performance for 2019. The Reporting Person will be entitled to sell the shares upon issuance provided the Reporting Person is continuously employed by the Company through the date of issuance.

(9)
The option vests over four years from the vesting start date of July 6, 2018, with 25% vesting after the completion of the first year of service to the Company and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service to the Company. As a result, the option will be fully exercisable on July 6, 2022.

(10)
Reflects restricted shares granted on July 6, 2018. One-third of the shares will vest on each of July 6, 2019, 2020 and 2021, provided the NEO remains continuously employed by the Company on those dates.

(11)
The options vests over four years from the vesting date of April 27, 2017, with 25% vesting after the completion of the first year of service to the Company and the remaining shares vesting in equal monthly installments over an addition 36 months of continuous service to the Company. Under Mr. Irving's consulting agreement the options will continue to vest until August 15, 2019.

(12)
Reflects restricted shares granted on April 27, 2018. One-third of the shares vested on April 5, 2019. Under Mr. Irving's consulting agreement no other shares will vest.

(13)
The option vests over four years from the vesting start date of November 2, 2018, with 25% vesting after the completion of the first year of service to the Company and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service to the Company. As a result, the option will be fully exercisable on November 2, 2022.

(14)
Reflects restricted shares granted on November 2, 2018, with 25% vesting after the completion of the first year of service to the Company and the remaining shares vesting in equal quarterly installments over an addition 36 months of continuous service to the Company.

(15)
The option vested over four years from the vesting start date of February 13, 2014, with 25% vesting after the first year of service and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service. As a result, the option became fully exercisable on February 14, 2018.

(16)
The option vests over four years from the vesting start date of February 9, 2015, with 25% vesting after the completion of the first year of service to the Company and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service to the Company. As a result, the option with respect to Mr. Doran became fully exercisable on February 9, 2019.

(17)
The option vests over four years from the vesting start date of February 19, 2016, with 25% vesting after the first year of service and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service. As a result, the option with respect to Mr. Doran will be fully exercisable on February 19, 2020.

(18)
The option vests over four years from the vesting start date of February 24, 2017, with 25% vesting after the first year of service and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service. As a result, the option will be fully exercisable on February 24, 2021.

(19)
The option vests over four years from the vesting start date of February 14, 2013, with 25% vesting after the first year of service and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service. As a result, the option became fully exercisable on February 14, 2017.

(20)
The option vests over four years from the vesting start date of February 1, 2018, with 25% vesting after the first year of service and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service. As a result, the option will be fully exercisable on February 1, 2022.

(21)
Reflects restricted shares granted on February 1, 2018, with 25% vesting after the completion of the first year of service to the Company and the remaining shares vesting in equal quarterly installments over an addition 36 months of continuous service to the Company.

(22)
Reflects 2018-2020 Performance Shares as described in greater detail in "Compensation Discussion and Analysis" above. The amount shown reflects the target award if all of the associated target performance metrics were achieved for each of the three years of 2018, 2019 and 2020. The actual number of shares earned could range from 0 to two times the amount will be determined in March of the following year for each fiscal year. These shares will become fully vested when the actual number of shares is determined for the fiscal year 2020.

(23)
The option vested over four years from the vesting start date of May 8, 2017, with 25% vesting after the first year of service and the remaining shares vesting in equal monthly installments over an additional 36 months of continuous service. As a result, the option will be fully exercisable on May 8, 2021.

(24)
Reflects restricted shares granted on February 19, 2016. The shares fully vested on February 19, 2019.

(25)
Reflects restricted shares granted on May 8, 2017, with 25% vesting each year for four years of continuous service with the Company.

(26)
Each NEO was awarded a 2016-2018 performance-based restricted share award that is earned upon our Company's achievement of certain financial objectives for the three-year period from 2016 to 2018 (as described in greater detail in "Compensation Discussion and Analysis" above). In order to align the NEOs with the Company's strategic direction, the Compensation Committee agreed to terminate the 2016-2018 plan after the 2016 performance year and bifurcate the 2016-2018 into 2 tranches: 1) shares earned in 2016 and 2) shares earned from 2017-2018. Mr. Doran earned 2,996 shares, all of which shares vested in March 2019.

(27)
Represents target number of number of shares of restricted stock that may be granted pursuant to the Retention Bonus Plan. If at any time prior to July 26, 2019 the volume-weighted average of the Company's Common Stock closing price for 20 consecutive trading days (i) exceeds $30, the number of shares that will vest upon the vesting date shall be 125% of the target amount and (ii) exceeds $35, the number of shares that will vest upon the vesting date shall be 150% of the target amount.

(28)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price per share of our Common Stock on December 31, 2018, which was the last trading day of 2018, which was $6.14 per share. The actual value (if any) to be realized by the NEO depends on whether the shares vest and the future performance of our Common Stock. Each of the options and restricted shares automatically vest if we are acquired and the NEO is either involuntarily terminated or voluntarily resigns for good reason under certain circumstances following our change of control, as discussed in more detail below under "Employment Agreements."

Option Exercises and Stock Vested

The following table shows the number of shares acquired upon exercise of options by each NEO during the year ended December 31, 2018, and the shares of restricted stock held by each NEO that vested during the year ended December 31, 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Glenn Lurie	-0-	-0-	60,176	355,640
David Clark	-0-	-0-	-0-	-0-
Lawrence Irving	-0-	-0-	48,585	357,296
Jeffrey Miller	-0-	-0-	-0-	-0-
Robert E. Garcia	-0-	-0-	91,673	710,182
Mary Clark	-0-	-0-	-0-	-0-
Patrick Doran	-0-	-0-	22,992	184,101

(1)
For option awards, value realized on exercise is based on the fair market value of our Common Stock on the exercise date less the exercise price. For stock awards, value realized on vesting is based on the fair market value of our Common Stock on the vesting date. In neither case do the amounts set forth above necessarily reflect proceeds actually received by the NEO. Our NEOs will only realize value on these awards when the underlying shares are sold, which value may differ from the value shown in the table above as it is dependent on the price at which such shares of Common Stock are actually sold.

Employment Agreements

Chief Executive Officer

In connection with the appointment of Mr. Lurie as our Chief Executive Officer on November 13, 2017, we entered into an employment agreement with him. Pursuant to the terms of his appointment as Chief Executive Officer, Mr. Lurie is entitled to receive an annual base salary of $750,000 and be eligible to receive an annual performance bonus, with a target amount equal to 120% of his annual base salary, based upon the achievement of certain Company and individual objectives as determined by the Board or its Compensation Committee. The Board or its Compensation Committee shall review Mr. Lurie's base salary at least annually to determine whether to increase (but not decrease) the base salary in its discretion

The Company granted Mr. Lurie an initial award of 180,528 time-based restricted stock awards, time-based stock options to purchase 507,101 shares of our Common Stock (the "Initial Options") and 180,528 performance-based restricted shares (the "RSAs"), effective on his first day of employment. The restricted stock awards will vest in equal annual installments on each anniversary of the grant date over a period of three years. The time-based stock options will vest 25% after the first year and 1/48th for each month of service thereafter. Each vested performance-based restricted share will entitle Mr. Lurie to receive one share of our Common Stock based on our Company's performance during 2018 and 2019. The 2018 and 2019 Company performance goals shall be determined by the Board or its Compensation Committee at the time our Company's business plan for such period is determined. One-half of the performance-based restricted shares will vest in 2019 based on the Company's 2018 performance and the remaining one-half will vest in March 2020 based on our Company's 2019 performance.

In addition, as an inducement for Mr. Lurie to join our Company as Chief Executive, due to his unique skill set, he was granted a one-time option to purchase 1,000,000 shares of our Common Stock (the "Challenge Grant" and collectively with the RSAs, the Initial Options and the Performance Shares, the "Inducement Awards"), at an exercise price of $10.04 per share, the closing price of our Common Stock on The Nasdaq Global Select Market on November 13, 2017. The Challenge Grant shall vest in full on the third anniversary of the date of grant and shall expire on the seventh anniversary of the date of grant.

Pursuant to his employment agreement, Mr. Lurie will be eligible to receive severance benefits if he is subject to an involuntary termination, contingent on him signing and not revoking a general release of all claims against the Company. The employment agreement provides that if prior to, or after 24 months following, the occurrence of a "change in control" (as defined in the employment agreement), Mr. Lurie is subject to an "involuntary termination" (as defined in the employment agreement), he shall be eligible to receive a lump-sum severance payment equal to (i) two times the sum of his base salary in effect at the time of termination plus his average bonus received in the immediately preceding two years plus (ii) an amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Lurie and his eligible dependents with respect to the Company's group health insurance plans in which Mr. Lurie and his eligible dependents were participants as of the date of termination. In addition, all stock options, shares of restricted stock, and other equity awards granted by the Company and held by Mr. Lurie at the time of the involuntary termination shall be credited with an additional 12 months of vesting service as of the date of the termination; except that if the termination occurs prior to the third anniversary of the date of the grant of the Challenge Grant, then the number of shares subject to the Challenge Grant which vest shall equal to the product of (i) 1,000,000 shares and (ii) a fraction equal to (A) the number of complete calendar months that have elapsed since November 13, 2017 through the date of the involuntary termination and (B) 36. Acceleration of performance vested restricted stock shall be determined based on the actual achievement of pro-rated performance goals through the date of involuntary termination. The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that Mr. Lurie receives from the Company under any applicable federal or state statute.

The employment agreement also provide that if an involuntary termination occurs within 120 days prior to or 24 months following a change in control, Mr. Lurie shall be eligible to receive a lump sum severance payment equal to (i) 2.99 times his base salary in effect at the time, (ii) two times his average bonus received in the immediately preceding two years, plus (iii) an amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Lurie and his eligible dependents with respect to the Company's group health insurance plans in which Mr. Lurie and his eligible dependents were participants as of the date of termination. In addition, his outstanding stock options, shares of restricted stock, and other equity awards granted by the Company shall accelerate and be fully vested (other than performance-related restricted stock that is tied to performance after the change of control). The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that Mr. Lurie receives from the Company under any applicable federal or state statute.

In the event of Mr. Lurie's death, Mr. Lurie's estate will receive an amount equal to his target cash incentive bonus for the fiscal year in which such termination occurs (or, if greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year). In addition, all stock options, shares of restricted stock (other than performance-related restricted stock), and other time-based equity awards granted by the Company and held by Mr. Lurie at the time of his death

(other than the Challenge Grant) shall accelerate and be fully vested, and a pro rata portion of the Challenge Grant equal to (i) 1,000,000 shares times (ii) a fraction the numerator of which is the number of complete calendar months that have elapsed between November 13, 2017 and the date Mr. Lurie's employment ends due to death, and the denominator of which is 36 shall accelerate and be fully vested.

If Mr. Lurie's employment terminates due to "permanent disability" (as defined in his employment agreement), Mr. Lurie will be entitled to receive (i) an amount equal to his target cash incentive bonus for the fiscal year in which such termination occurs (or, if reasonably ascertainable and greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year), prorated based on the number of days of employment completed during that fiscal year, plus (ii) a lump sum amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Lurie and his eligible dependents with respect to the Company's group health insurance plans in which Mr. Lurie and his eligible dependents were participants as of the date of termination. In addition, (i) all stock options, shares of restricted stock (other than performance-related restricted stock) and other time-based equity awards granted by the Company and held by Mr. Lurie (other than the Challenge Grant) shall accelerate and be fully vested as of the date of Mr. Lurie's termination, and (ii) a pro rata portion of the Challenge Grant equal to (x) 1,000,000 shares times (y) a fraction the numerator of which is the number of complete calendar months that have elapsed between November 13, 2017 and the date Mr. Lurie's employment ends due to disability, and the denominator of which is 36 shall accelerate and be fully vested.

Other Named Executive Officers

We entered into an employment agreement with Mr. Clark on August 9, 2018. Each of Ms. Clark and Messrs. Doran and Miller are eligible participants of our Tier One Employment Plan which have substantially the same terms as the employment agreement with Mr. Clark other than with respect to health insurance payments as described below. Mr. Clark's employment agreement and Tier One Employment Plan are collectively referred to as the "Employment Arrangements." Under the Employment Arrangements, each NEO will be eligible to receive severance benefits if he or she is subject to an involuntary termination, contingent on him or her signing and not revoking a general release of all claims against the Company. The Employment Arrangements provide that if prior to, or after 24 months following, the occurrence of a "change in control" (as defined in the Employment Arrangements), the NEO is subject to an "involuntary termination" (as defined in the employment agreement), he or she shall be eligible to receive a lump-sum severance payment equal to (i) one and one-half times the sum of his or her base salary in effect at the time of termination plus his or her average bonus received in the immediately preceding two years plus (ii) an amount equal to (a) for Mr. Clark, 24 times the monthly amount the Company was paying on behalf of Mr. Clark and his eligible dependents with respect to the Company's group health insurance plans in which he and his dependents were participants as of the date of termination and (b) for the other NEOs, (x)12 times in the event of involuntary termination where there was no change in control, (y) 18 times in the event of involuntary termination where there was a change in control and (z) 24 times in the event of death or permanent disability, in each case times the monthly amount the Company was paying on behalf of the NEO and his or her eligible dependents with respect to the Company's group health insurance plans in which the NEO and his or her dependents were participants as of the date of termination. In addition, all stock options, shares of restricted stock (other than performance related restricted stock), and other time based equity awards granted by the Company and held by the NEO shall accelerate and be fully vested. The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that the NEO receives from the Company under any applicable federal or state statute.

The Employment Arrangements also provide that if an involuntary termination occurs within 120 days prior to or 24 months following a change in control, the NEO shall be eligible to receive a lump sum severance payment equal to two times his or her base salary in effect at the time and his or her average bonus received in the immediately preceding two years, plus an amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Clark and 18 times the other NEOs and his or her eligible dependents with respect to the Company's group health insurance plans in which the NEO and his or her eligible dependents were participants as of the date of termination. The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that the NEO receives from the Company under any applicable federal or state statute.

In the event of a NEO's death, his or her estate will receive an amount equal to his or her target cash incentive bonus for the fiscal year in which such termination occurs (or, if greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year). In addition, all stock options, shares of restricted stock (other than performance-related restricted stock), and other time-based equity awards granted by the Company and held by the NEO at the time of his or her death shall accelerate and be fully vested.

If a NEO's employment terminates due to "permanent disability" (as defined in the Employment Arrangements), he or she will be entitled to receive (i) an amount equal to his or her target cash incentive bonus for the fiscal year in which such termination occurs (or, if reasonably ascertainable and greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year), prorated based on the number of days of employment completed during that fiscal year, plus (ii) a lump sum amount equal to 24 times the monthly amount the Company was paying on behalf of the NEO and his or her eligible dependents with respect to the Company's group health insurance plans in which the NEO and his or her eligible dependents were participants as of the date of termination. In addition, all stock options, shares of restricted stock (other than performance-related restricted stock), and other time-based equity awards granted by the Company and held by the NEO at the time of his or her permanent disability shall accelerate and be fully vested.

Estimated Payments and Benefits

The table below reflects the potential payments and benefits to which Messrs. Lurie, Clark, Miller and Doran and Ms. Clark would be entitled pursuant to their respective employment agreements if such executive officer's employment was terminated effective as of December 31, 2018. There are no agreements, arrangements or plans that entitle executive officers to severance, perquisites, or other enhanced benefits in connection with the termination of their employment other than the employment agreements and executive employment plan.

Name	Benefit	Voluntary Resignation/ Termination for Cause($)	Involuntary Termination Prior to, or More Than 24 Months after, a Change in Control($)		Termination Due to Death or Disability($)		Involuntary Termination Within 24 Months After a Change in Control($)
Glenn Lurie	Severance (1)	0	3,300,000		900,000		4,042,500

	Option Acceleration (2)	0	0		0		0

	Restricted Stock Acceleration (3)	0	1,327,357	(8)	3,893,681		3,893,681

	Benefit Continuation (6)	0	43,310		43,310	(6)	43,310

	Total Value	0	4,670,667		4,836,991		7,979,491

David Clark	Severance (1)	0	981,750		269,500		1,424,500

	Option Acceleration (2)	0	0		0		0

	Restricted Stock Acceleration (3)	0	0		801,571		801,571

	Benefit Continuation (6)	0	43,230		43,230	(6)	43,230

	Total Value	0	1,024,980		1,114,301		2,269,301

Jeffrey Miller	Severance (1)	0	1,155,000		385,000		1,540,000

	Option Acceleration (2)	0	0		0		0

	Restricted Stock Acceleration (3)	0	0		742,744		742,744

	Benefit Continuation (7)	0	18,376		36,752	(7)	27,564

	Total Value	0	1,173,376		1,164,496		2,310,308

Mary Clark	Severance (1)	0	900,000		350,000		1,400,000

	Option Acceleration (2)	0	0		0		0

	Restricted Stock Acceleration (3)	0	0		292,510		292,510

	Benefit Continuation (7)	0	21,655		43,310	(7)	32,482

	Total Value	0	921,655		685,820		1,724,992

Patrick Doran	Severance (1)	0	679,815		208,200		906,420

	Option Acceleration (2)	0	0		0		0

	Restricted Stock Acceleration (3)	0	0		584,927		584,927

	Retention Plan Equity (4)	0	168,850		168,850		168,850

	Retention Plan Non-Equity (5)	0	330,000		330,000		330,000

	Benefit Continuation (7)	0	19,648		39,297	(7)	29,472

	Total Value	0	1,198,313		1,331,274		2,019,669

(1)
For purposes of valuing cash severance payments in the table above, we used each NEO's base salary as of December 31, 2018. For purposes of calculating cash severance payments in the table above in the event of an involuntary termination (whether prior to, within 24 months following, or more than 24 months following, a change in control), we used each NEO's average annual bonuses for 2017 and 2018 and, for purposes of calculating cash severance payments in the table above in the event of a termination due to permanent disability, we used the NEO's target bonus as of December 31, 2018. For Messrs. Clark and Miller and Ms. Clark we used the average of the actual bonus for 2018 and the target bonus for each of them.

(2)
The value of option acceleration shown in the table above was calculated based on the assumption that the triggering event occurred on December 31, 2018. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each option by the excess of the closing price of our Common Stock on December 31, 2018, the last trading day of the year, over the exercise price of the option.

(3)
The value of restricted stock acceleration shown in the table above was calculated based on the assumption that the triggering event occurred on December 31, 2018. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each restricted stock grant by the closing price of our Common Stock on December 31, 2018, the last trading day of the year.

(4)
Amount shown reflects the total price of the Target number of shares earned based on the assumption that the triggering event occurred on December 31, 2018. The value of the vesting acceleration was calculated by multiplying the Target number of shares by the closing price of our Common Stock on December 31, 2018, the last trading day of the year. Participants in the Retention Bonus Plan may earn higher amounts of shares if the closing price of the volume-weighted average of our Common Stock exceeds a certain price for 20 consecutive trading days at any point prior to July 26, 2019. In the event of an Involuntary Termination other than for death or disability, the performance multiplier will be the greater of the Target multiplier or the highest Common Stock closing price level attained over 20 consecutive trading days. In the event of an Involuntary Termination for death or disability, the Company may elect to waive the Company's volume-weighted average Common Stock closing price for 20 consecutive trading days. The below table represents the price level and performance multiplier Mr. Doran, the only NEO participant in the Retention Bonus Plan employed by our Company as of December 31, 2018.

Participant	Target Shares	$30 Stock Price (125%) Shares	$35 Stock Price (150%) Shares
Patrick Doran	27,500	34,375	41,250

(5)
Amount shown reflects the Target cash under the Retention Bonus Plan that would have been the amount granted had the triggering event occurred on December 31, 2018. Participants in the Retention Bonus Plan may earn higher amounts of cash if the closing price of the volume-weighted average of the Company's Common Stock exceeds a certain price for 20 consecutive trading days at any point prior to July 26, 2019. In the event of an Involuntary Termination other than for death or disability, the performance multiplier will be the greater of the Target multiplier or the highest Common Stock closing price level attained over 20 consecutive trading days. In the event of an Involuntary Termination for death or disability, the Company may elect to waive the Company's volume-weighted average Common Stock closing price for 20 consecutive trading days. The below table represents the price level and performance multiplier for Mr. Doran, the only NEO participant in the Retention Bonus Plan employed by our Company as of December 31, 2018.

Participant	Target Cash	$30 Stock Price (125%) Cash	$35 Stock Price (150%) Cash
Patrick Doran	330,000	412,500	495,000

(6)
Amounts reflect 24x the current monthly costs to us of the individual's health and welfare benefits per year for Termination without change in control, Death or Disability or Termination due to change in control.

(7)
Amounts reflect 12x the current monthly costs to us of the individual's health and welfare benefits per year for Involuntary Termination without change in control; 24x the current costs to us of the individual's health and welfare benefits per year for Death or Disability; 18x the current costs to us of the individual's health and welfare benefits per year for Termination due to change in control.

(8)
Receives 12 months of accelerated vesting for options and awards resulting from involuntary termination without change in control.

The following table describes the actual payments and benefits provided to Messrs. Irving and Garcia upon the termination of their employment with the Company on August 15, 2018 and October 31, 2018, respectively.

Name	Benefit	Voluntary Resignation/ Termination for Cause($)
Lawrence Irving	Severance	1,147,500

	Retention Plan Equity	174,618

	Retention Plan Non-Equity	425,000

	Benefit Continuation	19,850

	Total Value	1,766,968

Robert Garcia	Severance	1,014,226

	Retention Plan Equity	233,840

	Retention Plan Non-Equity	475,000

	Benefit Continuation	27,875

	Total Value	1,750,941

Pay Ratio Disclosure

As required by the Dodd-Frank Act and applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Glenn Lurie our Chief Executive Officer:

For our fiscal year ended December 31, 2018:

•
The median of the annual total compensation of all employees (other than our CEO) was $74,960.65; and

•
The annual total compensation of our CEO, as reported in the 2018 Summary Compensation Table included elsewhere in this Proxy Statement, was $6,969,454.

Based on this information the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees was 93 to 1.

The above ratio is appropriately viewed as an estimate. To identify the median of the annual compensation of our employees, we reviewed the current base salary and the bonus and long term incentive compensation targets of our U.S. and non-U.S. employees as of December 31, 2018. Out of our approximately 1,450 employees, approximately 600 of our employees are located in India. Once we identified our "median employee," using the methodology described above, we determined that employee's annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for purposes of calculating the required pay ratio.

Report of the Audit Committee(1)

The Audit Committee of the Board consists of the three non-employee directors named below. The Board annually reviews the Nasdaq listing standards' definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board has also determined that each of Donnie M. Moore and Thomas Hopkins is an audit committee financial expert as described in applicable rules and regulations of the Securities and Exchange Commission.

The principal purpose of the Audit Committee is to assist the Board in its general oversight of the Company's accounting and financial reporting processes and audits of the Company's financial statements. The Audit Committee is responsible for selecting and engaging the Company's independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee's function is more fully described in its charter, which the Board has adopted and which the Audit Committee reviews on an annual basis.

The Company's management is responsible for preparing the Company's financial statements and the Company's financial reporting process. Ernst & Young LLP, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed with the Company's management the audited financial statements of the Company included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the "10-K").

The Audit Committee has also reviewed and discussed with Ernst & Young LLP the audited financial statements in the 10-K. In addition, the Audit Committee discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented, entitled "Communications with Audit Committees." Additionally, Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence). The Audit Committee also discussed with Ernst & Young LLP its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the 10-K for filing with the United States Securities and Exchange Commission.

Submitted by the following members of the Audit Committee:

Donnie M. Moore, Chair
William J. Cadogan
Thomas J. Hopkins

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Equity Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock and Series A Convertible Participating Perpetual Preferred Stock (the "Series A Preferred Stock") as of April 10, 2019 by:

•
each person, or group of affiliated persons, who is known to us to own beneficially more than five present (5%) of our Common Stock or Series A Preferred Stock;

•
each of our named executive officers;

•
each of our current directors and directors that served during 2018; and

•
all of our current directors and executive officers as a group.

The table below is based upon information supplied by executive officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC through April 10, 2019.

As of April 10, 2019, 42,880,993 shares of our Common Stock and 202,256 shares of our Series A Preferred Stock, respectively, were outstanding. As of April 10, 2019, each share of Series A Preferred Stock was convertible into 55.5556 shares of Common Stock, provided, however, if the holder thereof elects to effect a conversion of some or all of their shares of Series A Preferred Stock and the sum, without duplication, of (i) the aggregate number of shares of Common Stock issued to such holder upon such conversion and any shares of Common Stock previously issued to such holders upon conversion of Series A Preferred Stock and then held by such holders, plus (ii) the number of shares of Common Stock underlying shares of Series A Preferred Stock that would be held at such time by such holders (after giving effect to such conversion), would exceed the 19.9% of the issued and outstanding shares of our Common Stock (the "Conversion Cap"), then such holders would only be entitled to convert such number of shares as would result in the sum of clauses (i) and (ii) (after giving effect to such conversion) being equal to the Conversion Cap (after giving effect to any such limitation on conversion). The holders of shares of the Series A Preferred Stock shall be entitled to vote with the holders of shares of Common Stock (and any other class or series that may similarly be entitled to vote with the holders of Common Stock) on all matters submitted to a vote or to the consent of the stockholders of the Company (including the election of directors) as one class, subject to the Voting Limitation.

The amounts and percentages of our Common Stock and Series A Preferred Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information does not necessarily indicate beneficial ownership for any other purposes. Under the SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise set forth below, the street address of the beneficial owner is c/o Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, NJ 08807.

	Common Stock Beneficially Owned			Series A Preferred Stock Beneficially Owned		% of Total Voting
Name	Shares		%	Shares	%	Power(1)

Silver Private Holdings I, LLC(2) 601 Lexington Avenue, 59th Floor New York, NY 10022	10,653,330	(3)	19.9%	202,256	100.0%	19.99%

Elk Creek Partners, LLC(4) 44 Cook St., Suite 705 Denver, CO 80206	3,249,300		7.6%	—	—	6.1%

Directors, Current Executive Officers and Named Executive Officers

Glenn Lurie(5)	554,108		1.3%	—	—	1.0%

Stephen G. Waldis(6)	829,395		1.9%	—	—	*

David Clark(7)	187,207		*	—	—	*

Mary Clark(8)	56,667		*	—	—	*

Jeffrey Miller(9)	122,835		*	—	—	*

Patrick Doran(10)	173,018		*	—	—	*

Robert Garcia	189,793		*	—	—	*

Lawrence Irving(11)	207,206		*	—	—	*

James M. McCormick(12)	3,132,083		7.3%	—	—	5.8%

William J. Cadogan(13)	511,570		1.2%	—	—	*

Thomas J. Hopkins(14)	99,821		*	—	—	*

Donnie M. Moore(15)	105,220		*	—	—	*

Kristin S. Rinne(16)	—		*	—	—	*

Frank Baker(17)	10,653,330	(3)	19.9%	—	—	19.99%

Peter Berger(18)	10,653,330	(3)	19.9%	—	—	19.99%

Robert Aquilina(19)	10,000		*	—	—	*

Mohan Gyani(20)	—		—	—	—	*

All current executive officers and directors as a group (19 persons)(21)	16,714,967		30.5%	202,256	100%	29.0%

*
Less than 1%

(1)
As of the close of business on April 10, 2019, there were 42,880,993 shares of our Common Stock and 202,256 shares of our Series A Preferred Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter voted upon. Holders of shares of Series A Preferred Stock are entitled to vote with the holders of shares of Common Stock, and not as a separate class, on an as-converted basis. The shares of Series A Preferred Stock are convertible into an aggregate of

  11,236,453 shares of Common Stock. However, due to the Voting Limitation, the Series A Preferred Stock are entitled to an aggregate of only 10,713,548 votes. As such, the total number of shares entitled to vote as of April 10, 2019 is 53,594,541. This column is intended to show total voting power and does not include shares underlying exercisable options or other securities.

(2)
Silver Private Holdings I, LLC ("Silver Holdings") is controlled by its sole member, Silver Private Investments, LLC ("Silver Parent"). Silver Parent is controlled by its members, Siris Partners III, L.P. ("Siris Fund III") and Siris Partners III Parallel, L.P. ("Siris Fund III Parallel"). Each of Siris Fund III and Siris Fund III Parallel is controlled by its general partner, Siris Partners GP III, L.P. ("Siris Fund III GP"). Siris Fund III GP is controlled by its general partner, Siris GP HoldCo III, LLC ("Siris Fund III GP HoldCo"). Siris Capital Group III, L.P. ("Siris Fund III Advisor") serves as investment manager to Siris Fund III and Siris Fund III Parallel pursuant to investment management agreements with each of them. Siris Capital Group, LLC ("Siris Capital Group") shares investment management authority in respect of Siris Fund III and Siris Fund III Parallel pursuant to an agreement between Siris Fund III Advisor and Siris Capital Group. Siris Fund III Advisor is controlled by its general partner, Siris Group GP, LLC ("Siris Group GP"). Siris Capital Group is controlled by its managing member, Siris Group GP. Each of Siris Fund III GP HoldCo, and Siris Group GP is controlled by Frank Baker, Peter Berger and Jeffrey Hendren. Based on a Form 4 filed with the SEC on April 2, 2019.

(3)
Consists of shares of our Common Stock issuable upon conversion of the Series A Preferred Stock held by Silver Holdings, subject to the Conversion Cap. In the event that the Conversion Cap was no longer applicable, the shares of Series A Preferred Stock held by Silver Holdings would be convertible into an aggregate of 11,236,453 shares of Common Stock, which would represent beneficial ownership of approximately 20.8% of the outstanding Common Stock.

(4)
Based on a Schedule 13G/A filed with the SEC on February 8, 2019.

(5)
Includes 328,834 shares of restricted common stock subject to the Company's lapsing right of repurchase. Excludes 1,394,179 shares subject to options not exercisable within 60 days of April 10, 2019.

(6)
Includes 18,971 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 430,326 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 150,005 shares subject to options not exercisable within 60 days of April 10, 2019.

(7)
Includes 187,207 shares of restricted common stock subject to the Company's lapsing right of repurchase. Excludes 130,459 shares subject to options exercisable within 60 days of April 10, 2019.

(8)
Includes 20,625 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 26,667 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 53,333 shares subject to options not exercisable within 60 days of April 10, 2019.

(9)
Includes 120,968 shares of restricted common stock subject to the Company's lapsing right of repurchase. Excludes 84,357 shares subject to options not exercisable within 60 days of April 10, 2019.

(10)
Includes 58,501 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 75,078 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 50,505 shares subject to options not exercisable within 60 days of April 10, 2019.

(11)
Includes 53,455 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 86,343 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 96,512 shares subject to options not exercisable within 60 days of April 10, 2019.

(12)
Includes 9,076 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 48,096 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 14,351 shares subject to options not exercisable within 60 days of April 10, 2019.

(13)
Includes 9,076 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 48,096 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 14,351 shares subject to options not exercisable within 60 days of April 10, 2019.

(14)
Includes 9,076 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 48,096 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 14,351 shares subject to options not exercisable within 60 days of April 10, 2019.

(15)
Includes 9,076 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 48,096 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 14,351 shares subject to options not exercisable within 60 days of April 10, 2019.

(16)
Excludes 30,000 shares subject to options not exercisable within 60 days of April 10, 2019.

(17)
Includes securities beneficially owned by Silver Holdings as set forth in footnote 2 above, for which Mr. Baker may be deemed to share voting and investment power. Mr. Baker disclaims beneficial ownership of the securities held by Silver Holdings except to the extent of his pecuniary interest therein, if any. Includes 10,000 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 20,000 shares subject to options not exercisable within 60 days of April 10, 2019.

(18)
Includes securities beneficially owned by Silver Holdings as set forth in footnote 2 above, for which Mr. Berger may be deemed to share voting and investment power. Mr. Berger disclaims beneficial ownership of the securities held by Silver Holdings except to the extent of his pecuniary interest therein, if any. Includes 10,000 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 20,000 shares subject to options not exercisable within 60 days of April 10, 2019.

(19)
Includes 10,000 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 20,000 shares subject to options not exercisable within 60 days of April 10, 2019.

(20)
Excludes 30,000 shares subject to options not exercisable within 60 days of April 10, 2019.

(21)
Includes 1,207,869 shares of restricted common stock subject to the Company's lapsing right of repurchase. Includes 1,190,682 shares subject to options exercisable within 60 days of April 10, 2019. Excludes 2,240,843 shares subject to options not exercisable within 60 days of April 10, 2019.

Related Party Transactions

Transactions, arrangements or relationships in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest are subject to review, approval or ratification by our Board or a committee composed of members of our Board. Our Audit Committee has the principal responsibility for reviewing related person transactions pursuant to written policies and procedures adopted by our Board, subject to specified exceptions and other than those that involve compensation. In conformance with regulations of the SEC, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our Company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of, or person sharing the household with, any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. In accordance with our policies and procedures, related person transactions shall be consummated or shall continue only if approved or ratified by our Audit Committee or the disinterested members of our Board and only if the terms of the transaction are determined to be in, or not to be inconsistent with, the best interests of our Company and our stockholders. The approval of our Compensation Committee is required to approve any transaction that involves compensation to our directors and executive officers. This approval process does not apply to any transaction that is available to all of our employees generally.

Siris Capital Group

In accordance with the terms of that certain Securities Purchase Agreement, dated as of October 17, 2017 (the "PIPE Purchase Agreement"), between Synchronoss and Silver Holdings, an affiliate of Siris,on February 15, 2018, Synchronoss issued to Silver Holdings 185,000 shares of Synchronoss' Series A Convertible Participating Perpetual Preferred Stock (the "Series A Preferred Stock"), par value $0.0001 per share, with an initial liquidation preference of $1,000 per share, in exchange for $97.7 million in cash and the transfer from Silver Holdings to Synchronoss of the Existing Siris Shares (the "Preferred Transaction"). In connection with the issuance of the Series A Preferred Stock, Synchronoss (i) filed a Certificate of Designation with the State of Delaware setting forth the rights, preferences, privileges, qualifications, restrictions and limitations on the Series A Preferred Stock (the "Series A Certificate") and (ii) entered into an Investor Rights Agreement with Silver Holdings setting forth certain registration, governance and preemptive rights of Silver Holdings with respect to Synchronoss (the "Investor Rights Agreement"). Pursuant to the PIPE Purchase Agreement, at the closing, Synchronoss paid to Siris $5 million as a reimbursement of Silver Holdings' reasonable costs and expenses incurred in connection with the Preferred Transaction.

  Certificate of Designation of the Series A Preferred Stock

The rights, preferences, privileges, qualifications, restrictions and limitations of the shares of Series A Preferred Stock are set forth in the Series A Certificate. Under the Series A Certificate, the holders of the Series A Preferred Stock are entitled to receive, on each share of Series A Preferred Stock on a quarterly basis, an amount equal to the dividend rate of 14.5% divided by four and multiplied by the then-applicable Liquidation Preference (as defined in the Series A Certificate) per share of Series A Preferred Stock (collectively, the "Preferred Dividends"). The Preferred Dividends are due on January 1, April 1, July 1 and October 1 of each year (each, a "Series A Dividend Payment Date"). Synchronoss may choose to pay the Preferred Dividends in cash or in additional shares of Series A Preferred Stock. In the event Synchronoss does not declare and pay a dividend in-kind or in cash on any Series A Dividend Payment Date, the unpaid amount of the Preferred Dividend will be added to the Liquidation Preference. In addition, the Series A Preferred Stock participates in dividends declared and paid on shares of Common Stock.

Each share of Series A Preferred Stock is convertible, at the option of the holder, into the number of shares of Common Stock equal to the "Conversion Price" (as that term is defined in the Series A Certificate) multiplied by the then applicable "Conversion Rate" (as that term is defined in the Series A Certificate). Each share of Series A Preferred Stock is initially convertible into 55.5556 shares of Common Stock, representing an initial "conversion price" of approximately $18.00 per share of Common Stock. The Conversion Rate is subject to equitable proportionate adjustment in the event of stock splits, recapitalizations and other events set forth in the Series A Certificate.

On and after the fifth anniversary of February 15, 2018, holders of shares of Series A Preferred Stock have the right to cause Synchronoss to redeem each share of Series A Preferred Stock for cash in an amount equal to the sum of the current liquidation preference and any accrued dividends. Each share of Series A Preferred Stock is also redeemable at the option of the holder upon the occurrence of a "Fundamental Change" (as that term is defined in the Series A Certificate) at a specified premium. In addition, the Company is also permitted to redeem all outstanding shares of the Series A Preferred Stock (i) at any time within the first 30 months of the date of issuance for the sum of the then-applicable Liquidation Preference, accrued but unpaid dividends and a make whole amount and

(ii) at any time following the 30-month anniversary of the date of issuance for the sum of the then-applicable Liquidation Preference and the accrued but unpaid dividends.

The holders of a majority of the Series A Preferred Stock, voting separately as a class, are entitled at each annual meeting of the stockholders of the Company or at any special meeting called for the purpose of electing directors (or by written consent signed by the holders of a majority of the then-outstanding shares of Series A Preferred Stock in lieu of such a meeting): (i) to nominate and elect two members of the Board of Directors of Synchronoss for so long as the Preferred Percentage (as defined in the Series A Certificate) is equal to or greater than 10%; and (ii) to nominate and elect one member of the Board of Directors of Synchronoss for so long as the Preferred Percentage is equal to or greater than 5% but less than 10%.

For so long as the holders of shares of Series A Preferred Stock have the right to nominate at least one director, Synchronoss shall be required to obtain the prior approval of Silver Holdings prior to taking certain actions, including: (i) certain dividends, repayments and redemptions; (ii) any amendment to Synchronoss' certificate of incorporation that adversely effects the rights, preferences, privileges or voting powers of the Series A Preferred Stock; (iii) issuances of stock ranking senior or equivalent to shares of Series A Preferred Stock (including additional shares of Series A Preferred Stock) in the priority of payment of dividends or in the distribution of assets upon any liquidation, dissolution or winding up of Synchronoss; (iv) changes in the size of the Board of Directors of Synchronoss; (v) any amendment, alteration, modification or repeal of the charter of the Nominating and Corporate Governance Committee of the Board of Directors and related documents; and (vi) any change in the principal business of Synchronoss or the entry into any line of business outside of its existing lines of businesses. In addition, in the event that Synchronoss is in EBITDA Non-Compliance (as defined in the Series A Certificate) or the undertaking of certain actions would result in Synchronoss exceeding a specified pro forma leverage ratio, then the prior approval of Silver Holdings would be required to incur indebtedness (or alter any debt document) in excess of $10 million, enter or consummate any transaction where the fair market value exceeds $5 million individually or $10 million in the aggregate in a fiscal year or authorize or commit to capital expenditures in excess of $25 million in a fiscal year.

Each holder of Series A Preferred Stock has one vote per share on any matter on which holders of Series A Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent. The holders of Series A Preferred Stock are permitted to take any action or consent to any action with respect to such rights without a meeting by delivering a consent in writing or electronic transmission of the holders of the Series A Preferred Stock entitled to cast not less than the minimum number of votes that would be necessary to authorize, take or consent to such action at a meeting of stockholders. In addition to any vote (or action taken by written consent) of the holders of the shares of Series A Preferred Stock as a separate class provided for in the Series A Certificate or by the General Corporation Law of the State of Delaware, the holders of shares of the Series A Preferred Stock are entitled to vote with the holders of shares of Common Stock (and any other class or series that may similarly be entitled to vote on an as-converted basis with the holders of Common Stock) on all matters submitted to a vote or to the consent of the stockholders of the Company (including the election of directors) as one class.

Under the Series A Certificate, if Silver Holdings and certain of its affiliates have elected to effect a conversion of some or all of their shares of Series A Preferred Stock and if the sum, without duplication, of (i) the aggregate number of shares of Common Stock issued to such holders upon such conversion and any shares of Common Stock previously issued to such holders upon conversion of Series A

Preferred Stock and then held by such holders, plus (ii) the number of shares of Common Stock underlying shares of Series A Preferred Stock that would be held at such time by such holders (after giving effect to such conversion), would exceed the 19.9% of the issued and outstanding shares of Synchronoss' voting stock on an as converted basis (the "Conversion Cap"), then such holders would only be entitled to convert such number of shares as would result in the sum of clauses (i) and (ii) (after giving effect to such conversion) being equal to the Conversion Cap (after giving effect to any such limitation on conversion). Any shares of Series A Preferred Stock which a holder has elected to convert but which, by reason of the previous sentence, are not so converted, will be treated as if the holder had not made such election to convert and such shares of Series A Preferred Stock will remain outstanding. Also, under the Series A Certificate, if the sum, without duplication, of (i) the aggregate voting power of the shares previously issued to Silver Holdings and certain of its affiliates held by such holders at the record date, plus (ii) the aggregate voting power of the shares of Series A Preferred Stock held by such holders as of such record date, would exceed 19.99% of the total voting power of Synchronoss' outstanding voting stock at such record date, then, with respect to such shares, Silver Holdings and certain of its affiliates are only entitled to cast a number of votes equal to 19.99% of such total voting power (the "Voting Limitation"). The limitation on conversion and voting ceases to apply upon receipt of the requisite approval of holders of Common Stock under the applicable listing standards.

  Investor Rights Agreement

Concurrently with the closing of the Preferred Transaction, Synchronoss and Silver Holdings entered into the Investor Rights Agreement. Under the terms of the Investor Rights Agreement, Silver Holdings and Synchronoss have agreed that the Board of Directors of Synchronoss will consist of ten members. So long as the holders of Series A Preferred have the right to nominate a member to the Board of Directors pursuant to the Series A Certificate, the full Board of Directors of Synchronoss will be constituted as follows: (i) two Series A Preferred Directors (as defined in the Investor Rights Agreement); (ii) four directors who meet the independence criteria set forth in the applicable listing standards (each of whom will be initially agreed upon by Synchronoss and Silver Holdings); and (iii) four other directors, two of whom shall satisfy the independence criteria of the applicable listing standards and, as of the closing of the Preferred Transaction, one of whom shall be the individual then serving as chief executive officer of Synchronoss and one of whom shall be the current chairman of the Board of Directors of Synchronoss as of the date of execution of the Investors Rights Agreement. So long as the holders of Series A Preferred have the right to nominate at least one director to the Board of Directors of Synchronoss pursuant to the Series A Certificate, Silver Holdings will have the right to designate two members of the Nominating and Corporate Governance Committee of the Board of Directors. Pursuant to the terms of the Investor Rights Agreement, neither Silver Holdings nor its affiliates may transfer any shares of Series A Preferred Stock subject to certain exceptions (including transfers to affiliates that agree to be bound by the terms of the Investor Rights Agreement).

For so long as Silver Holdings has the right to appoint a director to the Board of Directors of Synchronoss, without the prior approval by a majority of directors voting who are not appointed by the holders of shares of Series A Preferred Stock, neither Silver Holdings nor its affiliates will directly or indirectly purchase or acquire any debt or equity securities of Synchronoss (including equity-linked derivative securities) if such purchase or acquisition would result in Silver Holdings' Standstill Percentage (as defined in the Investors Rights Agreement) being in excess of 30%. However, the foregoing standstill restrictions would not prohibit the receipt of shares of Series A Preferred issued as Preferred Dividends pursuant to the Series A Certificate, shares of Common Stock received upon conversion of shares of Series A Preferred Stock or receipt of any shares of Series A Preferred Stock, Common Stock or other securities of the Company otherwise paid as dividends or as an increase of the Liquidation Preference (as defined in the Series A Certificate) or distributions thereon. Silver Holdings will also have preemptive rights with respect to issuances of securities of Synchronoss in order to maintain its ownership percentage.

Under the terms of the Investor Rights Agreement, Silver Holdings is entitled to (i) three demand registrations, with no more than two demand registrations in any single calendar year and provided that each demand registration must include at least 10% of the shares of Common Stock held by Silver Holdings, including shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock and (ii) unlimited piggyback registration rights with respect to primary issuances and all other issuances.

The issuance and sale of the Series A Preferred Stock to Silver Holdings pursuant to the PIPE Purchase Agreement was exempt from registration under the Securities Act, pursuant to Section 4(a)(2) of the Securities Act. In the PIPE Purchase Agreement, Silver Holdings represented to Synchronoss that it is an "accredited investor" as defined in Rule 501 of the Securities Act and that the shares of Series A Preferred Stock are being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates evidencing the shares of Series A Preferred Stock or any Common Stock issued upon conversion thereof.

Other than as described above, there were no other transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, current executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements, which are described where required under "Executive Compensation" and "Director Compensation" above.

Sequential Technology International, LLC

Under various agreements between our Company and Sequential Technology International, LLC ("Sequential"), which agreements were signed at the same time as our Company divested its activation exception handling business to Sequential, in 2018, Sequential paid our Company approximately $33.1 million for various services, including but not limited to billing, IT, human resource, financial planning, facilities support and access rights to our Order Manager and platform services and support.

Section 16(a) Beneficial Ownership Reporting Compliance

We believe that, during the fiscal year ended December 31, 2018, all of our directors, executive officers subject to Section 16 of the Exchange Act and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, NEOs and certain of our greater than 10% stockholders.

Other Matters

Our Board does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals that are timely and comply with the provisions of our amended and restated bylaws (including proposals omitted from the Proxy Statement and form of Proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board currently consists of eleven directors divided into three classes with staggered three-year terms, except for the two Series A Directors whom are elected annually. Each of James M. McCormick and Donnie M. Moore has informed the Company that he will not stand for re-election at the Annual Meeting in order to devote his full time and efforts to his other commitments. Following the Annual Meeting, the size of our Board is expected to be decreased to ten directors and there will be one Class I director. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. The director nominated for election to our Board this year, his age as of April 10, 2019, the position and office held with us and certain biographical information are set forth below. The director to be elected will hold office until the 2022 Annual Meeting of Stockholders and until his successor is elected, or until his death, resignation or removal. It is our policy to encourage nominees for director to attend the Annual Meeting. All of our directors who were directors as of the date of our 2018 Annual Meeting of Stockholders attended the meeting.

Our directors are elected by a plurality of the votes cast at the Annual Meeting, meaning that the nominee receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. An instruction to "Withhold" authority to vote for a nominee will result in the nominee receiving fewer votes, but will not count as a vote against the nominee. Abstentions and "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will have no effect on the outcome of the election of a candidate for director. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board, if any. The nominee for election has agreed to serve if elected. We have no reason to believe that he will be unable to serve.

BOARD OF DIRECTOR COMPOSITION

The following table includes the name, age, position, class and term expiration year for each of our directors and is current as of the date of this Proxy Statement. Information about the number of shares of common stock beneficially owned by each director, whether held directly or indirectly, as of April 10,

2019, appears below under the heading "Equity Security Ownership of Certain Beneficial Owners and Management."

Name	Age	Position	Class	Term Expiration Year
James M. McCormick	59	Director	Class I	2019	*

Donnie M. Moore	70	Director	Class I	2019	*

Mohan Gyani	67	Director	Class I	2019

Thomas J. Hopkins	62	Director	Class II	2020

Robert Aquilina	63	Director	Class II	2020

Kristin S. Rinne	64	Director	Class II	2020

Stephen G. Waldis	51	Executive Chairman of the Board	Class III	2021

Glenn Lurie	53	Director, Chief Executive Officer and President	Class III	2021

William J. Cadogan	70	Director	Class III	2021

Frank Baker	46	Director	Series A	2019	**

Peter Berger	68	Director	Series A	2019	**

*
James M. McCormick and Donnie M. Moore have informed the Company that they will not stand for re-election at the 2019 Annual Meeting in order to devote their full time and efforts to their other commitments.

**
The Company expects that at or prior to the Annual Meeting the holders of the Series A Preferred Stock will act by written consent to re-elect Messrs. Baker and Berger as the Series A Directors.

DIRECTOR QUALIFICATIONS

The following paragraphs provide information as of the date of this Proxy Statement about each member of our Board, including the nominee. In addition to the information presented below regarding each director's experience and qualifications that lead our Board to the conclusion that he or she should serve as a director of our Company in light of our business and structure, we also believe that all of our directors have a reputation for integrity and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to our Company and our Board.

DIRECTOR NOMINEE

The Board of Directors recommends that stockholders vote "FOR" the nominee listed below:

Director Since: 2019
Mohan Gyani

Mohan Gyani held several executive positions in the telecommunications industry including at AT&T Wireless from 2000 until he retired in 2003 as President and Chief Executive Officer of AT&T Wireless Mobility Services. Prior to AT&T, Mr. Gyani was Executive Vice President and CFO of AirTouch from 1994 to 1999. Mr. Gyani has served on numerous public and private company boards and is currently a member of the Board of Directors of Digital Turbine and MUFG Union Bank. Mr. Gyani received a bachelor's degree and master in business administration from San Francisco State University. Our Board believes Mr. Gyani's qualifications to sit on our Board include his extensive experience in the telecom and wireless industries and in senior financial positions.

Continuing Directors — Term Ending in 2020

Director Since: 2004 Synchronoss Committees: • Audit • Business Development (Chair) • Compensation • Nominating/Corporate Governance

Thomas J. Hopkins

Thomas J. Hopkins is a Managing Director of Colchester Capital, LLC, an investment firm. Prior to Colchester Capital, Mr. Hopkins was involved in investment banking, principally at Deutsche Bank (and its predecessor Alex, Brown & Sons), Goldman, Sachs & Co. and Bear Stearns. He began his investment banking career at Drexel Burnham Lambert. Prior to investment banking, Mr. Hopkins was a lawyer for several years. Mr. Hopkins received a Bachelor of Arts degree from Dartmouth College, a juris doctorate from Villanova University School of Law and a master in business administration degree from the Wharton School at the University of Pennsylvania. Our Board believes Mr. Hopkins' qualifications to sit on our Board include his extensive financial expertise and his years of experience providing strategic advisory services to complex organizations.

Director Since: 2018
Robert Aquilina

Robert Aquilina has been an Executive Partner (a senior advisory role) for Siris Capital Group since 2011. Prior to Siris Capital Group, Mr. Aquilina was an executive of AT&T, Inc. for 22 years, with his last position being Co-President of AT&T Consumer Services and a member of the Chairman's Operating Group. Previously within AT&T, Mr. Aquilina held a variety of senior positions including President of Europe, Middle East & Africa; Vice Chairman of AT&T Unisource; Vice Chairman of World Partners; and General Manager of Global Data Services. Mr. Aquilina has an M.B.A. from University of Chicago and received a degree in Engineering from The Cooper Union for the Advancement of Science and Art. Our Board believes Mr. Aquilina's qualifications to sit on our Board include his extensive business experience and his years of experience providing strategic advisory services to complex organizations.

Director Since: 2018
Kristin S. Rinne

Kristin S. Rinne held various senior positions at ATT, including heading the company's networks technologies organization, until she retired in 2014. Ms. Rinne brought early leadership in deploying GSM technology in the United States, setting the stage for the success of the 3GPP family of technologies. Ms. Rinne formerly held the posts of vice president of technology strategy for SBC Wireless and managing director of operations at Southwestern Bell Mobile Services. Her contributions to the industry also include serving as chairperson of the Board of Governors at 3G Americas, LLC, and the Alliance for Telecommunications Industry Solutions (ATIS). Ms. Rinne is a "Women in Technology Hall-of-Famer", as well as a member of the "Wireless Hall of Fame," and was named among Fierce Wireless' "Top 10 Most Influential Women in Wireless" list from 2011 through 2014. Ms. Rinne holds a bachelor's degree from Washburn University. Our Board believes Ms. Rinne's qualifications to sit on our Board include her extensive experience in the telecommunications industry.

Continuing Directors — Term Ending in 2021

Founder and Former Chief Executive Officer Executive Chairman of the Board Director Since: 2001 Synchronoss Committee: • Business Development

Stephen G. Waldis

Stephen G. Waldis has served as our Executive Chairman since January 2017, having served as Chairman of the Board of Directors since 2001 Chief Executive Officer from 2000 until January 2017 and as a director since founding Synchronoss in 2000. From 2000 until 2011, Mr. Waldis also served as President. From 1994 to 2000, Mr. Waldis served as Chief Operating Officer at Vertek Corporation, a privately held professional services company serving the telecommunications industry. From 1992 to 1994, Mr. Waldis served as Vice President of Sales and Marketing of Logical Design Solutions, a provider of telecom and interactive solutions. From 1989 to 1992, Mr. Waldis worked in various technical and product management roles at AT&T. Mr. Waldis received a Bachelor of Arts degree in corporate communications from Seton Hall University. Our Board believes Mr. Waldis' qualifications to sit on our Board include his extensive experience in the software and services industry, and serving as our Chief Executive Officer and one of our founders.

Director Since: 2005 Synchronoss Committees: • Audit • Business Development • Compensation (Chair) • Nominating/Corporate Governance (Chair)

William J. Cadogan

William J. Cadogan served as a Senior Managing Director with Vesbridge Partners, LLC, formerly St. Paul Venture Capital, a venture capital firm from 2001 until 2006. Mr. Cadogan served as Chief Executive Officer and Chairman of the board of directors of Mahi Networks, Inc., a leading supplier of multi-service optical transport and switching solutions, from November 2004 until its merger with Meriton Networks in October 2005. Prior to joining St. Paul Venture Capital in 2001, Mr. Cadogan was Chairman and Chief Executive Officer of ADC, Inc., a leading global supplier of telecommunications infrastructure products and services. Mr. Cadogan received a Bachelor of Arts degree in electrical engineering from Northeastern University and a master in business administration degree from the Wharton School at the University of Pennsylvania. Our Board believes Mr. Cadogan's qualifications to sit on our Board include his experience as a CEO leading complex global organizations, combined with his operational and corporate governance expertise.

Chief Executive Officer and President Director Since: 2017 Synchronoss Committees: • Business Development

Glenn Lurie

Glenn Lurie joined Synchronoss as Chief Executive and President in November 2017. Prior to joining Synchronoss, Mr. Lurie held several senior positions at AT&T Inc., most recently as President and Chief Executive Officer of AT&T's Mobility and Consumer Operations, until his retirement from AT&T in September 2017. Mr. Lurie led the team responsible for negotiating its exclusive U.S. agreement with Apple Inc. to launch the first iPhone in 2007. Mr. Lurie is a member of the Board of AvisBudget Inc. and serves on the Delphi Technology Advisory Council. He previously served as chairman of the board for the Consumer Technology Industry Association in 2016. Mr. Lurie holds a Bachelor of Arts in Business/Marketing from Seattle Pacific University.

Series A Directors

Director Since: 2018 Synchronoss Committees: • Business Development • Nominating/Corporate Governance

Frank Baker

Frank Baker joined our Board in February 2018 as part of the Siris Series A Preferred Stock transaction. Mr. Baker is a Managing Partner of Siris Capital Group, which he co-founded in 2011 and is a board member of all Siris Capital Group's portfolio companies. Mr. Baker has an M.B.A. from Harvard Business School and a degree in Economics from the University of Chicago. Mr. Baker also serves as a trustee of the University of Chicago. Our Board believes Mr. Baker's qualifications to sit on our Board include his extensive financial expertise and his years of experience providing strategic advisory services to complex organizations.

Director Since: 2018 Synchronoss Committees: • Audit (Observer) • Nominating/ Corporate Governance

Peter Berger

Peter Berger joined our Board in February 2018 as part of the Siris Series A Preferred Stock transaction. Mr. Berger is a Managing Partner of Siris Capital Group, which he co-founded in 2011 and is a board member of all Siris Capital Group's portfolio companies. Mr. Berger has an M.B.A. from Columbia University Graduate School of Business and received a degree in Math and Accounting from Boston University. Our Board believes Mr. Berger's qualifications to sit on our Board include his extensive financial expertise and his years of experience providing strategic advisory services to complex organizations.

Incumbent Directors — Not Standing for Election

Founder Director Since: 2000 Synchronoss Committees: • Compensation

James M. McCormick

James M. McCormick is a founder of Synchronoss, has been a member of our Board since our inception in 2000 and served as our Treasurer from September 2000 until December 2001. Mr. McCormick is founder and Chief Executive Officer of Vertek Corporation. Prior to founding Vertek in 1988, Mr. McCormick was a member of the Technical Staff at AT&T Bell Laboratories. Mr. McCormick received a Bachelor of Science degree in computer science from the University of Vermont and a master of science degree in computer science from the University of California — Berkeley. Our Board believes Mr. McCormick's qualifications to sit on our Board include his over 25 years in the consulting, telecommunications and services business, as well as being one of our founders.

Director Since: 2007 Synchronoss Committees: • Audit (Chair)

Donnie M. Moore

Donnie M. Moore was Senior Vice President, Finance and Administration and Chief Financial Officer for Cognos Incorporated, a publicly-held company providing business intelligence and performance management solutions, from 1989 until his retirement in 2001. From 1986 to 1989, Mr. Moore was Vice President, Finance and Chief Financial Officer of Cognos. Before joining Cognos, Mr. Moore held various positions at the Burroughs Corporation from 1973 to 1986, including Corporate Director, Plans and Analysis. Mr. Moore holds a Bachelor of Science degree in engineering from the University of Oklahoma and a master in business administration degree from the University of Houston. Our Board believes Mr. Moore's qualifications to sit on our Board include his extensive experience in the software industry and his financial expertise.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed Ernst & Young LLP, independent registered public accounting firm, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its formation in 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company's amended and restated by-laws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm. However, the Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

To ratify the selection by the Audit Committee of Ernst & Young LLP, as the independent registered public accounting firm of the Company for its fiscal year ended December 31, 2019, the Company must receive a "For" vote from the majority of all the outstanding shares that are present in person or represented by proxy and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" the proposal and will have no effect on the proposal. Because this proposal is a non-routine matter, a broker or other nominee may generally vote and therefore no broker non-votes are expected to exist in connection with this proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2018 and December 31, 2017 by Ernst & Young LLP, the Company's principal accountant. All services described below for 2017 and 2018 were approved by the Audit Committee.

	Fiscal Year Ended

	2018	2017

	(In thousands)

Audit Fees(1)	$3,778	$27,809

Tax Services	$12.5	—

Other	$8.5	$3

Total Fees	$3,799	$27,812

(1)
For professional services rendered for the audits of annual financial statements, including the audit of annual financial statements and internal control over financial reporting for the years ended December 31, 2018 and 2017. The audit fees also include the review of quarterly financial statements included in the Company's quarterly reports on Form 10-Q, statutory audits of foreign subsidiaries and other regulatory filings or similar engagements. In addition, the 2017 fees included amounts related to the Company's restatement of its 2015 and 2016 annual financial statements.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee's policy, subject to certain permitted exceptions for certain de minimis services, is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee's approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence. The independent registered public accounting firm and management are required to meet with the audit committee to review and discuss our annual and quarterly financial statements and related disclosures, as well as our critical accounting policies and practices. Additionally, the audit committee is responsible for reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements. All of the services of Ernst & Young LLP for 2017 and 2018 described above were pre-approved by the audit committee.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 2

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are requesting our stockholders to vote, on an advisory basis, on the compensation of our NEOs as described in the "Compensation of Executive Officers" section of this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs.

Compensation Program and Philosophy

Our executive compensation philosophy and programs are designed to attract, retain and motivate high-quality executives who possess the diverse skills and talents required to help us achieve our short and long-term financial and strategic goals. We believe that our executive compensation programs foster a performance-oriented culture that aligns our executives' interests with those of our stockholders over the long term. We believe that the compensation of our executives is both appropriate for and responsive to the goal of improving stockholder value. Specifically, we tie a significant portion of executive compensation to stockholder return in the form of at-risk or variable realizable compensation. The approval, on an advisory basis, of the compensation of the Company's NEOs as requires a "For" vote from the majority of all of the outstanding shares that are present in person or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" this proposal and will have no effect on this proposal.

Compensation Discussion and Analysis

Stockholders are urged to read the "Compensation Discussion and Analysis" section of this Proxy Statement and the tables and narrative discussion that follow for detail about our executive compensation programs, including information about the fiscal year 2018 compensation of our NEOs.

Recommendation

For the above reasons, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED:	That the stockholders approve, on an advisory non-binding basis, the compensation of the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure set forth in the Proxy Statement relating to the Company's 2019 Annual Meeting of Stockholders.

Even though this say-on-pay vote is advisory and therefore will not be binding, our Compensation Committee and our Board value the opinions of our stockholders. Accordingly, we expect to take into account the outcome of the vote when considering future executive compensation decisions.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 3

PROPOSAL 4
APPROVAL OF AMENDMENT AND RESTATEMENT OF
THE SYNCHRONOSS TECHNOLOGIES, INC. 2015 EQUITY INCENTIVE PLAN

Our Board of Directors unanimously recommends that stockholders approve the amendment and restatement of the Company's 2015 Equity Incentive Plan (the "Existing Plan") to, among other things, increase the maximum total number of shares of our Common Stock we may issue under the Existing Plan by 5,000,000 shares (the "Amendment"). Our Compensation Committee approved the amendment, subject to approval of the board of directors and the stockholders, and the board of directors approved the amendment, subject to approval of the stockholders. If our stockholders do not approve the amendment, the existing version of the Existing Plan will remain in effect and unchanged.

The Amendment provides for (i) an increase of 5,000,000 shares of common stock available for issuance under the Existing Plan, (ii) with respect to 95% of the shares available for issuance under the Existing Plan as of April 4, 2019, options and stock appreciation rights, as applicable, will not be exercisable until the applicable service provider completes at least one year of service following the grant of the award, except that an award agreement may provide for accelerated exercisability in the event of the grantee's death or disability, (iii) restricted shares and stock units, as applicable, will not vest prior to the applicable service provider completes at least one year of service following the grant of the award, except that an award agreement may provide for accelerated exercisability in the event of the grantee's death, disability, retirement or involuntary termination, (iv) dividends on restricted shares and stock units, shall be subject to the same restrictions on transferability, vesting conditions and forfeitability as the underlying awards, and (v) provide the administrator of the Existing Plan with discretion to provide a holder's involuntary termination immediately prior to or following for the acceleration of vesting upon a holder's involuntary termination immediately prior to or following a change in control of the Company.

Background and Reason for the Proposal

We have approximately 1,450 employees and anticipate continued growth through 2019 and in the future. Equity awards are used as compensation vehicles by most, if not all, of the companies with which we compete for talent, and we believe that providing equity awards is critical to attract and retain key contributors. Accordingly, our Board has approved the Amendment to, among other things, an increase to the share reserve under the Existing Plan to ensure a sufficient number of shares will be available for recruiting and retention purposes. Should stockholder approval of this Proposal 4 not be obtained, no additional shares will be added to the share reserve under the Existing Plan. However, we will retain the ability to issue the shares of our Common Stock which were previously approved by stockholders for issuance under the Existing Plan.

The effect of the proposed share increase would be as follows:

Equity Compensation Plan Information

The following table provides information as of December 31, 2018 regarding shares of common stock that may be issued under the Company's equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options Warrants and Rights (b)	Number of Securities for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	2,398,277(1)	$22.79	0(2)

Equity compensation plans not approved by security holders	1,856,555(3)	$9.44	386,543(4)

TOTALS	4,254,832	$17.93	386,543

(1)
In addition, as of December 31, 2018, there were 1,769,335 shares of unvested restricted common stock, which are subject to the risk of forfeiture if the underlying time-based or performance-based vesting conditions are not satisfied.

(2)
Includes 0 shares available for issuance under the 2015 Equity Incentive Plan.

(3)
In addition, as of December 31, 2018, there were 930,750 shares of unvested restricted common stock issued pursuant to the 2018-2019 CEO New Hire LTI Plan and the 2017 New Hire Executive Incentive Plan.

(4)
Consists of shares available for issuance under the 2017 New Hire Executive Incentive Plan.

Description of Amended and Restated 2015 Equity Incentive Plan

The principal terms and provisions of the 2015 Equity Incentive Plan, as amended and restated by the Amendment (together, the "2015 Plan"), including the proposed amendment, are summarized below. This summary is qualified in its entirety by reference to the complete text of the Existing Plan. Stockholders are encouraged to read the actual text of the 2015 Plan, which is appended to this proxy statement as filed with the SEC as Appendix A and may be accessed from the SEC's website at www.sec.gov.

Securities Subject to 2015 Plan.

The number of shares of our Common Stock that may be issued pursuant to incentive stock options granted under the 2015 Plan shall not exceed 10,000,000. Stock options and stock appreciation rights ("SARs") granted under the 2015 Plan will reduce the 2015 Plan share reserve by one share for every share granted, and stock awards other than options and SARs granted under the 2015 Plan will reduce the 2015 Plan share reserve by 1.5 shares for every share granted.

To the extent that Options, SARs or stock units are forfeited or expire for any other reason before being exercised or settled in full, the shares of our Common Stock subject to such awards shall again become available for issuance under the 2015 Plan. If shares of our Common Stock issued upon the exercise of Options are reacquired by us pursuant to a forfeiture provision or repurchase right at no greater than their original exercise or purchase price (if any), then such Common Shares shall again become available for issuance under the 2015 Plan. Further, to the extent that an award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the 2015 Plan. Any Common Shares that again become available for issuance under the 2015 Plan shall be added back as (i) one share if such shares were subject to Options or SARs granted under the 2015 Plan and (ii) 1.35 shares if such shares were subject to awards other than an Option or SAR granted under the 2015 Plan.

Notwithstanding the foregoing, the following Common Shares shall not again become available for issuance under the 2015 Plan: (i) Common Shares subject to an award not delivered to a participant because the award is exercised through a reduction of shares (i.e., "net exercised"), (ii) if a SAR is settled in Common Shares, the number of shares subject to the SAR that are not delivered upon such settlement, (iii) Common Shares subject to an Award withheld to satisfy tax withholding obligations related to the Award or applied to pay the exercise price of an Option or SAR; (iv) Common Shares tendered (either through actual delivery or attestation) to pay the exercise price of an Option or SAR; or (v) Common Shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of an option.

  Types of Awards

The 2015 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, stock unit awards and SARs (collectively, "stock awards") and performance cash awards.

  Limitations

No one person participating in the 2015 Plan may be granted during any one fiscal year of the Company options, SARs or restricted stock or stock unit awards covering more than 2,000,000 shares of our Common Stock in the aggregate. However, we may grant to a new employee awards covering a maximum of 3,000,000 shares in the fiscal year in which his or her service as an employee first begins. Further, no one person participating in the 2015 Plan may be paid during any one fiscal year of the Company more than $2,500,000 in cash pursuant to performance cash awards. In addition, no non-employee director may be granted during any one fiscal year of the Company awards covering more than 150,000 shares of our Common Stock in the aggregate.

The 2015 Plan specifies that no individual may be granted more than 2,000,000 RSUs subject to performance-based vesting during any fiscal year of the Company. The 2015 Plan also provides that no one person may be granted more than 2,000,000 restricted shares subject to performance-based vesting during any fiscal year of the Company. However, these limits are increased, so that we may grant to a new employee 3,000,000 RSUs and/or 3,000,000 restricted shares subject to performance-based vesting in the fiscal year of the Company in which his or her service as an employee first begins. In addition, the maximum amount that may be paid to any individual pursuant to performance cash awards for each fiscal year in a performance period shall not exceed $2,500,000.

The performance goals that may apply to RSUs, restricted stock awards and performance cash awards include:

• Earnings (before or after taxes)	• Return on operating revenue
• Earnings per share	• Expense or cost reduction
• Earnings before interest, taxes and depreciation	• Working capital
• Earnings before interest, taxes, depreciation and amortization and as percentage of revenue	• Sales or revenue (in the aggregate or in specific growth areas)
• Total stockholder return and/or value	• Economic value added (or an equivalent metric)
• Return on equity or average stockholders' equity	• Cash flow or cash balance
• Return on assets, investment or capital employed	• Operating cash flow
• Operating income and as percentage of revenue	• Cash flow per share
• Gross margin	• Share price
• Operating margin	• Debt reduction
• Net operating income	• Customer satisfaction
• Net operating income after tax	• Stockholders' equity
• Operating profits	• Net profits
• Profit returns and margins	• Contract awards or backlog
• Market Share	• Revenue excluding total advertising cost

Such performance goals also may be based solely by reference to the Company's performance or the performance of a subsidiary, division, business segment, business unit affiliate of the Company or of an individual, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

Administration.    Our Compensation Committee, which is comprised of three outside members of our Board, will administer the 2015 Plan. The 2015 Plan may also be administered with respect to optionees and recipients of restricted stock who are not executive officers subject to the short-swing liability rules of the federal securities laws by our Board or a secondary committee comprised of one or more members of our Board of Directors. Our Compensation Committee (or our Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the 2015 Plan) to determine the eligible individuals who are to receive awards under the 2015 Plan, the number of shares to be covered by each granted award, the date or dates on which an option or SAR is to become exercisable or other award is to vest, the maximum term for which an award is to remain outstanding, whether a granted option will be an incentive stock option that satisfies the requirements of Section 422 of the Code or a non-statutory option not intended to meet such requirements, and the other provisions of each award. Our Compensation Committee also has the discretionary authority to provide for accelerated vesting in connection with death, disability, retirement, involuntary termination, or in connection with a grantee's involuntary termination prior to or following a change in control of the Company. Our Compensation Committee has established a Key Employee Equity Awards Committee, with our Chief Executive Officer as its sole member, whose purpose is to approve stock option and restricted stock grants to our newly hired employees subject to guidelines previously approved by our Compensation Committee.

Eligibility.    Employees (including officers), directors and consultants who render services to us or our subsidiary corporations (whether now existing or subsequently established) are eligible to receive awards under the 2015 Plan. However, only non-employee directors are eligible to participate in the Annual Director Grant Program (see "Annual Director Grant Program" below). As of April 22, 2019, approximately 1,450 persons (including ten executive officers and five non-employee directors) were eligible to participate in the 2015 Plan.

No Repricings    Other than in connection with certain corporate transactions, including stock splits, stock dividends, mergers, spin-offs and certain other similar transactions, unless stockholder approval is obtained, neither the 2015 Plan administrator nor any other person may decrease the exercise price for any outstanding option or SAR after the date of grant nor cancel or allow an optionee to surrender an outstanding option or SAR to the Company as consideration for the grant of a new option or SAR with a lower exercise price or the grant of another type of award under this Plan (including a cash award), the effect of which is to reduce the exercise price of any outstanding option or SAR or take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of Nasdaq.

Summary of Types of Awards

Option Grants

A stock option gives the optionee a right to purchase shares of our Common Stock at an exercise price that is determined at the time an option is granted. Stock options are granted pursuant to stock option agreements adopted by the plan administrator who determines the terms and conditions of options granted under the 2015 Plan, including whether they are incentive stock options ("ISOs") or nonstatutory stock options ("NSOs").

Exercise Price.    The plan administrator determines the exercise price of options granted under the 2015 Plan, which may not be less than one hundred percent (100%) of the fair market value of our Common Stock on the date the option is granted except in the case of replacement options granted to service providers of entities that are acquired by us. The exercise price of options granted under the 2015 Plan may be paid in cash or, with the plan administrator's consent, in shares of our Common Stock or by withholding shares otherwise issuable upon the exercise of the option. Stock options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The plan administrator may also assist any optionee in the exercise of his or her outstanding options by authorizing a Company loan to the optionee, however, under current law, loans to an executive officer or director would generally not be permitted. The plan administrator may also permit payment of the exercise price and any withholding taxes in any other form consistent with applicable laws, regulations and rules.

Vesting and Exercisability.    Options vest and become exercisable at the rate specified by the plan administrator provided that with respect to 95% of the shares available for issuance under the 2015 Plan on April 4, 2019, the stock option shall not become exercisable prior to the optionee completing at least one year of service following the grant of such stock option, except the award agreement may provide for accelerated vesting in the event of the optionee's death or disability.

Option Term and Termination of Service.    The plan administrator determines the term of stock options granted under the 2015 Plan, up to a maximum of seven years. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period, which generally is three months from the termination date. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The plan administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Tax Limitations on Incentive Stock Options.    Incentive stock options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporations. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the 2015 Plan (or any other equity plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code shall not exceed $100,000. In the case of an incentive stock option granted to a person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our combined voting power or that of any of our affiliates: (a) the exercise price must be at least 110% of the fair market value of the stock subject to the option on the grant date and (b) the term of the option must not exceed five years from the option grant date.

Stock Appreciation Rights.    A SAR allows a recipient to benefit from increases in the value of our Common Stock, but does not provide any ownership interest in our Common Stock. SARs are granted pursuant to stock appreciation right agreements adopted by the plan administrator and may be granted in tandem with, or independent of, option grants under the 2015 Plan. The plan administrator determines the term of SARs granted under the 2015 Plan, up to a maximum of seven years. The plan administrator also determines the exercise price of each SAR, which cannot be less than the fair market value of our Common Stock on the date the SAR is granted except in the case of replacement SARs granted to service providers of entities that are acquired by us. Upon exercise of an independent SAR, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of our Common Stock on the date of exercise over the exercise price, multiplied by (b) the number of shares of our Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, shares of our Common Stock, or any combination thereof; provided that with respect to 95% of the shares available for issuance under the 2015 Plan on April 4, 2019, the SAR shall not become exercisable prior to the recipient completing at least one year of service following the grant of such SAR, except the SAR agreement may provide for accelerated vesting in the event of the optionee's death or disability. Tandem SARs provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option on the date of exercise over (b) the aggregate exercise price payable for such shares. An appreciation distribution may, at the discretion of the Committee, be made in cash, in shares of Common Stock, or any combination thereof. Each SAR may or may not be subject to vesting tied to length of service or attainment of performance goals. If a participant's service terminates for any reason, then the participant or the participant's beneficiary may exercise any vested SARs during the post-termination exercise period specified by the plan administrator (but in no event after expiration of the SAR's term).

Restricted Stock Awards.    Restricted stock awards are granted pursuant to restricted stock agreements adopted by the plan administrator which include provisions regarding the number of shares the participant may be issued, the purchase price, if any, and the restrictions to which the shares will be subject. Awards of restricted stock may be granted in consideration for (a) cash, (b) property, (c) past or future services rendered to us or our affiliates, (d) full-recourse promissory notes or (e) any other form of legal consideration approved by the plan administrator. The issued shares may be subject to a vesting schedule tied to length of service or attainment of performance goals; provided that, the restricted shares will not vest prior to the holder completing at least one year of service following the grant of such award, except the restricted stock agreement may provide for accelerated vesting in the event of the holder's death or disability. Any dividends on restricted shares will be subject to the same vesting conditions as applicable to the restricted shares and will be accumulated and paid when the restricted shares vest. Upon termination of the participant's service, the shares issued pursuant to a restricted stock award may be subject to forfeiture to, or repurchase by, the Company.

Restricted Stock Unit Awards.    Restricted stock unit awards represent the right to receive the value of shares of our Common Stock at a specified date in the future. RSUs are granted pursuant to RSU agreements approved by the plan administrator. Upon settlement, the shares, their cash equivalent, or any combination thereof are delivered to the recipient. No cash consideration is required in connection with an RSU. Each award of RSUs may be subject to vesting tied to length of service or attainment of performance goals and may be settled immediately upon vesting or on a deferred basis; provided that the stock units will not vest prior to the holder completing at least one year of service following the grant of such stock unit, except the RSU agreement may provide for accelerated vesting in the event of the holder's death or disability. Dividend equivalents may be credited in respect of shares covered by an RSU, however, any dividend equivalents on RSUs will be subject to the same vesting conditions as applicable to the RSUs and will be accumulated and paid when the RSUs vest. Except as otherwise provided in the applicable stock unit agreement, unvested RSUs are forfeited upon termination of the recipient's service for any reason.

Performance Cash Awards.    A performance cash award is a cash award that may be granted upon the attainment of performance goals for a specified period of one or more fiscal years. The plan administrator determines the performance goals and other terms and conditions of performance cash awards.

General Provisions

Change in Control.    Upon the occurrence of a Change in Control, all Common Shares acquired under the 2015 Plan and all awards outstanding on the effective date of the Change in Control shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which we are party, in the manner determined by the plan administrator). Such transaction agreement or determination need not treat all awards (or portions thereof) in an identical manner. Unless an award agreement provides otherwise, the treatment specified shall include one or more of the following with respect to each outstanding award:

•
The continuation of, assumption of, or substitution for each outstanding award by the continuing or succeeding entity;

•
If the continuing or succeeding entity does not assume or substitute equivalent awards, then full exercisability of each outstanding award, option and SAR and full vesting of the Common Shares subject to each such award, followed by their cancellation. Such full exercisability and vesting, and any exercise of an award during such period, may be contingent on the closing of the transaction;

•
The cancellation of each such award and a payment to the participant with respect to each share subject to the award equal to the excess of (x) the value, as determined by the plan administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (y) the per-share exercise price of such award. Such payment may be made in installments and may be deferred until the date or dates when such award would have become exercisable or the Common Shares subject to such award would have vested. Such payment may be subject to vesting based on the participant's continuing service, provided that the vesting schedule shall not be less favorable than the schedule that applied prior to the transaction. Such payment may be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement generally may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares.

•
The assignment of any reacquisition or repurchase rights held by us in respect of an award of restricted shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such rights.

Our Compensation Committee also has the discretion to provide in the award agreement that an award under the 2015 Plan will immediately vest as to all or any portion of the shares subject to the award whether or not upon a Change in Control in the event of an involuntary termination prior to or following the Change in Control.

A Change in Control will be deemed to occur for purposes of the 2015 Plan in the event of (a) a merger or consolidation of the Company into another entity, provided that persons who were not stockholders prior to the transaction own 50% or more of the voting power of the successor entity thereafter; (b) a sale of all or substantially all of the Company's assets; and (c) transactions in which certain persons acquire at least 50% of our total voting power.

Valuation.    For purposes of establishing the option price and for all other valuation purposes under the 2015 Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on Nasdaq. The market value of the Common Stock as of April 10, 2019 was $5.63 per share which was the closing sales price as reported on Nasdaq on such date.

Changes in Capital Structure.    In the event there is a specific change in our capital structure, such as a stock split, appropriate adjustments will be made to (a) the number of shares reserved under the 2015 Plan, including the limit on ISOs and the maximum number of shares that could be added to the 2015 Plan from the Predecessor Plan, (b) the maximum number of options, SARs, performance-based restricted shares, performance-based RSUs that can be granted to any participant in a fiscal year (including awards granted to our non-employee directors), and maximum cash amount paid under a performance cash award to any participant in a fiscal year, and (c) the number of shares and exercise prices, if applicable, of all outstanding stock awards.

Nontransferability of Awards.    Awards granted under the 2015 Plan will not be transferable by the participant, other than by beneficiary designation, will or the laws of descent and distribution. Awards will be exercisable during the participant's lifetime only by the participant or the participant's guardian or legal representative. However, the plan administrator may permit the transfer of awards other than ISOs to certain family members of participants. In no event may an Award be transferred to anyone for any consideration including for cash or other securities.

Plan Amendments and Termination.    The 2015 Plan will continue in effect until it is terminated by our Board of Directors or Compensation Committee of our Board of Directors, however no ISOs will be granted after the 10th anniversary of the date the Board of Directors approved the 2015 Plan (or, if later, the date the Board of Directors approves an increase in the number of shares reserved under the 2015 Plan). Our Board of Directors or Compensation Committee may amend or modify the 2015 Plan in any and all respects whatsoever. The approval of our stockholders will be obtained to the extent required by applicable law, except that stockholder approval must be obtained to amend the prohibition on decreasing the exercise price for any outstanding option or SAR. Our Board of Directors or Compensation Committee may, at any time and for any reason, terminate the 2015 Plan. Any options or awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS GRANTED UNDER THE 2015 PLAN

The following is a general summary as of the date of this proxy statement of the U.S. Federal income tax consequences to participants and the Company with respect to stock awards granted under the 2015 Plan. This summary does not address state, local or foreign tax treatment, which may vary from the U.S. Federal income tax treatment. In any event, each participant should consult his or her own tax advisor as to the tax consequences of particular transactions under the 2015 Plan.

Incentive Stock Options.    No taxable income is recognized by an optionee upon the grant of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the optionee is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.

If the optionee holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the "required ISO holding periods"), then the optionee will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the optionee disposes of the purchased shares before satisfying either of the required ISO holding periods, then the optionee will recognize ordinary income equal to the fair market value of the shares on the date the ISO was exercised over the exercise price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the optionee.

Nonstatutory Stock Options.    No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the optionee is an employee or former employee, the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain depending on how long the shares were held by the optionee.

Stock Appreciation Rights.    In general, no taxable income results upon the grant of a SAR. A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to withholding.

Restricted Stock Awards.    A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the cash, if any, paid for the shares. A participant may make a one-time election to recognize income at the time the participant receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Unit Awards.    In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income (subject to withholding if the recipient is an employee or former employee) equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU.

Section 409A.    The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of our Common Stock at the time the option or stock appreciation right was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (i) the end of our fiscal year in which vesting occurs or (ii) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant's usual marginal rate for ordinary income.

Tax Treatment of the Company.    The Company will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2015 Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the 2015 Plan.

New Plan Benefits and Option Grant Table

No awards will be made under the 2015 Plan until after the date of our Annual Meeting. Because the 2015 Plan is discretionary, benefits to be received by individual participants are not determinable other than as set forth below. However, pursuant to our current non-employee director compensation program established by our Board of Directors, each non-employee member of our Board of Directors is entitled to receive an initial and annual equity grant as discussed above under the heading "Director Compensation". The table below shows, as to each of the current executive officers named in the Summary Compensation Table and the various indicated groups (a) the number of shares of Common Stock for which options have been granted for (i) the one (1)-year period ended December 31, 2018 and (ii) the period through April 10, 2019, (b) the weighted-average exercise price per share, and (c) the direct stock issuance received during each period.

	Number of Option		Weighted- Average	Shares of Restricted Stock Issued
Name and Position	2018	Through April 10, 2019	Exercise Price of Granted Options	2018	Through April 10, 2019
Glenn Lurie, Chief Executive Officer and Director	112,352	-0-	10.62	148,306	-0-

David Clark, Chief Financial Officer	139,549	-0-	6.41	187,207	-0-

Mary Clark, Chief Marketing & Chief Product Officer	80,000	-0-	8.05	30,000	-0-

Jeffrey Miller, Chief Commercial Officer	84,357	-0-	6.20	120,968	-0-

Patrick Doran, Chief Technology Officer	22,470	-0-	10.62	29,662	-0-

All current executive officers as a group	472,434	-0-	8.15	560,635	-0-

All current directors who are not executive officers as a group	188,484	30,000	8.80	62,806	-0-

During fiscal 2019, our Compensation Committee approved the following grants and awards, subject to stockholder approval of this Proposal 4, to each of the current executive officers named in the Summary Compensation Table and the various indicated groups set forth in the table below.

Name	Number of Options	Shares of Restricted Stock
Glenn Lurie	147,058	218,750

David Clark	47,048	70,000

Jeffrey Miller	29,411	43,750

Mary Clark	29,411	43,750

Patrick Doran	29,411	43,750

All current executive officers as a group	296,465	485,624

All current directors who are not executive officers as a group	223,526	142,500

Required Vote

The affirmative vote from the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve the Amendment. Abstentions and broker non-votes will have the same effect as an "Against" vote on this proposal.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 4

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

If you wish to submit a proposal for inclusion in next year's proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A and Rule 14a-8, in conformance with the Company's by-laws and submitted in writing to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey 08807, Attn: Secretary to be received no later than the close of business on December 17, 2019 (120 days before the first anniversary of the date this proxy statement is released to stockholders). However, if the date of the Annual Meeting of Stockholders is changed by more than 30 days from the first anniversary of this Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials.

If you wish to submit a proposal to be presented at the 2020 Annual Meeting of Stockholders but which will not be included in the Company's proxy materials, your proposal must be submitted in writing and in conformance with our by-laws to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey 08807, Attn: Secretary no later than the close of business on the 45th day prior to the first anniversary of the date this proxy statement is released to stockholders (March 8, 2020), nor earlier than the close of business on the 75th day prior to the first anniversary of the date this proxy statement is released to stockholders (February 7, 2020). In the event that the date of the 2020 Annual Meeting of Stockholders is changed by more than 30 days from the first anniversary of this Annual Meeting, then notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

NO INCORPORATION BY REFERENCE

In the Company's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the "Audit Committee Report" and the "Compensation Committee Report" contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be "soliciting material." In addition, this Proxy Statement includes several website addresses. These website addresses (including our corporate website at www.synchronoss.com) are intended to provide inactive, textual references only and are not intended to be active hyperlinks in this proxy. The information on these websites is not part of this Proxy Statement.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Ronald Prague, Esq.
Executive Vice President and Chief Legal Officer
Synchronoss Technologies, Inc.
200 Crossing Boulevard
Bridgewater, NJ 08807
(800) 575-7606
Or
MacKenzie Partners, Inc.
1405 Broadway, 27th Floor
New York, NY 20018
(800) 322-2885

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote using the Internet or by telephone or by signing and returning a proxy card, if you have received one, so your shares will be represented at the Annual Meeting. The form of Notice and this Proxy Statement have been approved by the Board of Directors and are being mailed, delivered or made available to stockholders by its authority.

The Board of Synchronoss Technologies, Inc.
Bridgewater, New Jersey
April 22, 2019

SYNCHRONOSS TECHNOLOGIES, INC.

2015 EQUITY INCENTIVE PLAN

(AMENDED AND RESTATED AS OF APRIL 4, 2019)

SYNCHRONOSS TECHNOLOGIES, INC.
AMENDED AND RESTATED

2015 EQUITY INCENTIVE PLAN

ARTICLE 1.   INTRODUCTION.

The Amended and Restated Plan was adopted by the Board on April 4, 2019, and will become effective immediately upon its approval by the Company’s stockholders.  The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may be ISOs or NSOs), SARs, Restricted Shares, Stock Units and Performance Cash Awards. Capitalized terms used in this Plan are defined in Article 14.

ARTICLE 2.   ADMINISTRATION.

2.1                               General.  The Plan may be administered by the Board or one or more Committees.  Each Committee shall comply with rules and regulations applicable to it, including under the rules of any exchange on which shares of the Company’s common stock are traded, and shall have the authority and be responsible for such functions as have been assigned to it.

2.2                               Section 162(m).  To the extent an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Code Section 162(m).

2.3                               Section 16.  To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.

2.4                               Powers of Administrator.  Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine whether and to what extent any Performance Goals have been attained, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan.

2.5                               Effect of Administrator’s Decisions.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

2.6                               Governing Law.  The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

ARTICLE 3.   SHARES AVAILABLE FOR GRANTS.

3.1                               Basic Limitation.  Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.  The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) 8,200,000 Common Shares, (b) the number of Common Shares reserved under the Predecessor Plan that are not issued or subject to outstanding awards under the Predecessor Plan on the Effective Date and (c) any Common Shares subject to outstanding options under the Predecessor Plan on the Effective Date that subsequently expire or lapse unexercised and Common Shares issued pursuant to awards granted under the Predecessor Plan that are outstanding on the Effective Date and that are subsequently forfeited to or repurchased by the Company at no greater than the original exercise or purchase price (if any) (provided that with respect to awards granted on or after May 10, 2010, under the Predecessor Plan, any Common Shares that again become available for issuance under the Plan under this Clause (c) shall be added back as (i) one share if such shares were subject to Options or SARs granted under the Predecessor Plan and (ii) 1.35 shares if such shares were subject to Awards other than an Option or SAR granted under the Predecessor Plan) and (d) the additional Common Shares described in Article 3.3; provided, however, that no more than 6,151,101 Common Shares, in the aggregate, shall be added to the Plan pursuant to clauses (b) and (c).  The number of Common Shares that are subject to Stock Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan.  Subject to Section 3.3, the number of Common Shares that may be awarded under the Plan shall be reduced by: (a) one share for every Option and SAR granted under the Plan; and (b) 1.5 shares for every Award other than an Option or SAR granted under the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.

3.2                               Intentionally Omitted.

3.3                               Shares Returned to Reserve.  To the extent that Options, SARs or Stock Units are forfeited or expire for any other reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan.  If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision or repurchase right at no greater than their original exercise or purchase price (if any), then such Common Shares shall again become available for issuance under the Plan.  Further, to the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.  Any Common Shares that again become available for Awards under this Section 3.3 shall be added back as (i) one share if such shares were subject to

Options or SARs granted under the Plan and (ii) 1.5 shares if such shares were subject to Awards other than an Option or SAR granted under the Plan

Notwithstanding the foregoing, the following Common Shares shall not again become available for issuance under this Article 3.3:  (i) Common Shares subject to an Award not delivered to a Participant because the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”), (ii) if a SAR is settled in Common Shares, the number of shares subject to the SAR that are not delivered to the Participant upon such settlement, (iii) Common Shares subject to an Award not delivered to a Participant because such Common Shares are withheld to satisfy tax withholding obligations related to the Award or are applied to pay the Exercise Price of an Option or SAR; (iv) Common Shares tendered by a Participant (either through actual delivery or attestation) to pay the Exercise Price of an Option or SAR; or (v) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an Option.

3.4                               Awards Not Reducing Share Reserve in Article 3.1.  To the extent permitted under applicable stock exchange listing standards, any dividend equivalents paid or credited under the Plan with respect to Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units.  In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.

3.5                               Code Section 162(m) and 422 Limits.  Subject to adjustment in accordance with Article 9:

(a)                                 The maximum aggregate number of Common Shares subject to Options and SARs that may be granted under this Plan during any fiscal year to any one Participant shall not exceed 2,000,000, except that the Company may grant to a new Employee in the fiscal year in which his or her Service as an Employee first commences Options and/or SARs that cover (in the aggregate) up to an additional 1,000,000 Common Shares;

(b)                                 The maximum aggregate number of Common Shares subject to Restricted Share awards and Stock Units that may be granted under this Plan during any fiscal year to any one Participant shall not exceed 2,000,000, except that the Company may grant to a new Employee in the fiscal year in which his or her Service as an Employee first commences Restricted Shares and/or Stock Units that cover (in the aggregate) up to an additional 1,000,000 Common Shares;

(c)                                  The maximum aggregate number of Common Shares subject to Awards granted to an Outside Director during any fiscal year of the Company shall not exceed 150,000 shares;

(d)                                 No Participant shall be paid more than $2,500,000 in cash in any fiscal year pursuant to Performance Cash Awards granted under the Plan; and

(e)                                  No more than 10,000,000 Common Shares may be issued under the Plan upon the exercise of ISOs.

ARTICLE 4.   ELIGIBILITY.

4.1                               Incentive Stock Options.  Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.  In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.

4.2                               Other Awards.  Awards other than ISOs may only be granted to Service Providers.

ARTICLE 5.   OPTIONS.

5.1                               Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.  Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

5.2                               Number of Shares.  Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.

5.3                               Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price, which shall be such price as is determined by the Administrator in its discretion; provided however, that unless an Option is intended to comply with Code Section 409A (and not, for the avoidance of doubt, be exempt from Code Section 409A) the Exercise Price of any Option granted to a Participant subject to taxation in the United States shall be not be less than 100% of the Fair Market Value of a Common Share on the date of grant; provided further that the preceding clause shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).

5.4                               Exercisability and Term.  Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable; provided that with respect to 95% of the shares available for issuance under the Plan on April 4, 2019, the Option shall not become exercisable prior to the Optionee completing at least one year of Service following the grant of such Option. Notwithstanding the foregoing,  a Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death or disability.  The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 7 years from the date of grant.

5.5                               Death of Optionee.  After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries.  Each

Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death.  If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.

5.6                               Modification or Assumption of Options.  Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustment provided in Article 9, neither the Committee nor any other person may (a) decrease the exercise price of any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another Award the effect of which is to reduce the exercise price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

5.7                               Buyout Provisions.  Except to the extent prohibited by Article 5.6, the Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

5.8                               Payment for Option Shares.  The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased.  In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:

(a)                                 Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a  Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;

(b)                                 By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;

(c)                                  Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or

(d)                                 Through any other form or method consistent with applicable laws, regulations and rules.

ARTICLE 6.   STOCK APPRECIATION RIGHTS.

6.1                               SAR Agreement.  Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.

6.2                               Number of Shares.  Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.

6.3                               Exercise Price.  Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.  The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.

6.4                               Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable; provided that with respect to 95% of the shares available for issuance under the Plan on April 4, 2019, the SAR shall not become exercisable prior to the Optionee completing at least one year of Service following the grant of such SAR.  Notwithstanding the foregoing, a SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death or disability.  The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 7 years from the date of grant.

6.5                               Exercise of SARs.  Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine.  The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.  If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.  A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

6.6                               Death of Optionee.  After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries.  Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death.  If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.

6.7                               Modification or Assumption of SARs.  Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award.  The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustment provided in Article 9, neither the Committee nor any other person may: (a) decrease the exercise price of any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another Award the effect of which is to reduce the exercise price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

ARTICLE 7.   RESTRICTED SHARES.

7.1                               Restricted Stock Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company.  Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

7.2                               Payment for Awards.  Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, full-recourse promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.

7.3                               Vesting Conditions.  Each Award of Restricted Shares shall be subject to vesting and/or other conditions as the Administrator may determine; provided that, the Restricted Shares will not vest prior to the holder completing at least one year of Service following the grant of such Award. Notwithstanding the foregoing,  a Restricted Stock Agreement may provide for accelerated exercisability in the event of the holder’s death or disability.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement.  Such conditions, at the Administrator’s discretion, may include one or more Performance Goals.

7.4                               Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides.  A Restricted Stock Agreement, however, shall require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Stock Award with respect to which the dividends were paid.  If any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability, vesting conditions and forfeitability as the Restricted Shares with respect to which they were paid.

ARTICLE 8.   STOCK UNITS.

8.1                               Stock Unit Agreement.  Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company.  Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

8.2                               Payment for Awards.  To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

8.3                               Vesting Conditions.  Each Award of Stock Units shall be subject to vesting, as determined by the Administrator.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement; provided that the Stock Units will not vest prior to the holder completing at least one year of Service following the grant of such Stock Unit.  Notwithstanding the foregoing,  a Stock Unit Agreement may provide for accelerated exercisability in the event of the holder’s death or disability.  Such conditions, at the Administrator’s discretion, may include one or more Performance Goals.

8.4                               Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights.  Prior to settlement or forfeiture, Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding.  Dividend equivalents shall be converted into additional Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both.  If any dividend equivalents are paid with respect to Stock Units, then such dividend equivalents shall be subject to the same conditions, vesting schedule and restrictions as the Stock Units to which they attach.

8.5                               Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator.  The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors, including Performance Goals.  Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days.  Vested Stock Units shall be settled in such manner and at such time(s) as specified in the Stock Unit Agreement.  Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 9.

8.6                               Death of Recipient.  Any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries.  Each recipient of Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

8.7                               Modification or Assumption of Stock Units.  Within the limitations of the Plan, the Administrator may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (whether granted by the Company or by another issuer) in return for the grant of new Stock Units for the same or a different number of shares or in return for the grant of a different type of Award.  The foregoing notwithstanding, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.

8.8                               Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 9.   ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.

9.1                               Adjustments.  In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made to the following:

(a)                                 The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1 and 3.5;

(b)                                 The number and kind of shares covered by each outstanding Option, SAR and Stock Unit; or

(c)                                  The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator may make such adjustments as it, in its sole discretion, deems appropriate to the foregoing.  Any adjustment in the number of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

9.2                               Dissolution or Liquidation.  To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3                               Corporate Transactions.  In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator (in accordance with this Article 9.3), with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner.  The  treatment specified in the transaction agreement or by the Administrator shall include one or more of the following with respect to each outstanding Award:

(a)                                 The continuation of such outstanding Award by the Company (if the Company is the surviving entity);

(b)                                 The assumption of such outstanding Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;

(c)                                  The substitution by the surviving entity or its parent of an equivalent  award for such outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;

(d)                                 If  outstanding Awards, Options and SARs are not assumed, or equivalent awards are not substituted, by the surviving entity or its parent, then full exercisability and full vesting (with respect to performance vested Awards, Options or SARs, assuming the achievement of the maximum performance targets thereunder) of the Common Shares subject to such Awards, Options and SARs, followed by the cancellation of such Awards, Options and SARs.  The full exercisability of such Awards, Options and SARs and full vesting of such Common Shares may be contingent on the closing of such transaction.  The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such transaction, unless (i) a shorter period is required to permit a timely closing of such merger, consolidation or Change in Control and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs.  Any exercise of such Options and SARs during such period may be contingent on the closing of such transaction;

(e)                                  The cancellation of such Award and a payment to the Participant with respect to each share subject to the Award equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (B) the per-share Exercise Price of such Award (such excess, if any, the “Spread”).  Such payment may be made in installments and may be deferred until the date or dates when such Award would have become exercisable or the Common Shares subject to such Award would have vested.  Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Award would have become exercisable or such Common Shares subject to such Award would have vested.   Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread.  In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares, but only to the extent the application of such provisions does not adversely affect the status of the Award as exempt from Code Section 409A.  If the Spread applicable to an Award (whether or not vested) is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that a Stock Unit or other Award is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Stock Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4). For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security; or

(f)                                   The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.

For avoidance of doubt, the Administrator shall have the discretion to provide for the acceleration of vesting upon the occurrence of a Change in Control in the event of an involuntary termination prior to or following the Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s Service following a transaction.

Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.

ARTICLE 10.   OTHER AWARDS.

10.1                        Performance Cash Awards.  A Performance Cash Award is a cash award that may be granted subject to the attainment of specified Performance Goals during a Performance Period.  A Performance Cash Award may also require the completion of a specified period of continuous Service.  The length of the Performance Period, the Performance Goals to be attained during the Performance Period, and the degree to which the Performance Goals have been attained shall be determined conclusively by the Administrator.  Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan.  The terms of various Performance Cash Awards need not be identical.

10.2                        Other Awards.  Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance this Plan, the Company may grant other forms of equity-based awards not specifically described herein and may grant awards under other plans or programs where such awards are settled in the form of Common Shares issued under this Plan; provided that such other equity-based award will not vest prior to the holder completing at least one year of Service following the grant of such award. Notwithstanding the foregoing,  an award agreement may provide for accelerated exercisability in the event of the holder’s death or disability.  Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 11.   LIMITATION ON RIGHTS.

11.1                        Retention Rights.  Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider.  The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

11.2                        Stockholders’ Rights.  Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.  For the avoidance of doubt, no dividends or dividend equivalents will be paid or credited to an unexercised Option or SAR.

11.3                        Regulatory Requirements.  Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required.  The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.

11.4                        Transferability of Awards.  The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law.  Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. In no event may an Award be transferred for any consideration including (without limitation) in exchange for cash or securities.

11.5                        Other Conditions and Restrictions on Common Shares.  Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine.  Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally.  In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

ARTICLE 12.   TAXES.

12.1                        General.  It is a condition to each Award under the Plan that a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan.  The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.

12.2                        Share Withholding.  To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired.  Such Common Shares shall be valued on the date when they are withheld or surrendered.  Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.

12.3                        Section 162(m) Matters(a)  The Administrator, in its sole discretion, may determine whether an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m).  The Administrator may grant Awards that are based on Performance Goals but that are not intended to qualify as performance-based compensation.  With respect to any Award that is intended to qualify as performance-based compensation, the Administrator shall designate the Performance Goal(s) applicable to, and the formula for calculating the amount payable under, an Award within 90 days following commencement of the applicable Performance Period (or such earlier time as may be required under Code Section 162(m)), and in any event at a time when achievement of the applicable Performance Goal(s) remains substantially uncertain.  Prior to the payment of any Award that is intended to constitute performance-based compensation, the Administrator shall certify in writing whether and the extent to which the Performance Goal(s) were achieved for such Performance Period.  The Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable under an Award that is intended to constitute performance-based compensation.

12.4                        Section 409A Matters.  Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A.  To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise.  A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).

12.5                        Limitation on Liability.  Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

ARTICLE 13.   FUTURE OF THE PLAN.

13.1                        Term of the Plan.  The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Article 13.3 below.  The Plan shall terminate automatically 10 years after the later of (a) the date when the Board adopted the Plan or (b) the date when the Board approved the most recent increase in the number of Common Shares reserved under Article 3 that was also approved by the Company’s stockholders.  The Plan shall serve as the successor to the Predecessor Plan, and no further Awards may be made under the Predecessor Plan after the Effective Date.

13.2                        Amendment or Termination.  The Board may, at any time and for any reason, amend or terminate the Plan.  No Awards shall be granted under the Plan after the termination thereof.  The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

13.3                        Stockholder Approval.  To the extent required by applicable law, the Plan will be subject to the approval of the Company’s stockholders within 12 months of its adoption date.  An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules; provided, however, that an amendment to Article 3.1, the last sentence of Article 5.6 or Article 6.7 is subject to approval of the Company’s stockholders.

ARTICLE 14.   DEFINITIONS.

14.1                        “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.

14.2                        “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

14.3                        “Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share, a Stock Unit or a Performance Cash Award.

14.4                        “Award Agreement” means a Stock Option Agreement, an SAR Agreement, a Restricted Stock Agreement, a Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.

14.5                        “Board” means the Company’s Board of Directors, as constituted from time to time, and where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.

14.6                        “Change in Control” means:

(a)                                 Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;

(b)                                 The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c)                                  The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(d)                                 Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.  In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

14.7                        “Code” means the Internal Revenue Code of 1986, as amended.

14.8                        “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.

14.9                        “Common Share” means one share of the common stock of the Company.

14.10                 “Company” means Synchronoss Technologies, Inc., a Delaware corporation.

14.11                 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

14.12                 “Effective Date” means the date on which the Company’s stockholders approve the Plan.

14.13                 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

14.14                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

14.15                 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.  “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

14.16                 “Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable.  If Common Shares are not traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate.  The Administrator’s determination shall be conclusive and binding on all persons.

14.17                 “IPO Date” means the effective date of the registration statement filed by the Company with the Securities and Exchange Commission for its initial offering of Common Stock to the public.

14.18                 “ISO” means an incentive stock option described in Code Section 422(b).

14.19                 “NSO” means a stock option not described in Code Sections 422 or 423.

14.20                 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

14.21                 “Optionee” means an individual or estate holding an Option or SAR.

14.22                 “Outside Director” means a member of the Board who is not an Employee.

14.23                 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

14.24                 “Participant” means an individual or estate holding an Award.

14.25                 “Performance Cash Award” means an award of cash granted under Article 10.1 of the Plan.

14.26                 “Performance Goal” means a goal established by the Administrator for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A.  Depending on the performance criteria used, a Performance Goal may be expressed in terms of overall Company performance or the performance of a business unit, division, Subsidiary, Affiliate or an individual.  A Performance Goal may be measured either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices.  The Administrator may adjust the results under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for non-U.S. dollar denominated net sales and operating earnings, or (g) statutory adjustments to corporate tax rates; provided, however, that if an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), such adjustment(s) shall only be made to the extent consistent with Code Section 162(m).

14.27                 “Performance Period” means a period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to a Performance Cash Award or an Award of Restricted Shares or Stock Units that vests based on the achievement of Performance Goals.  Performance Periods may be of varying and overlapping duration, at the discretion of the Administrator.

14.28                 “Plan” means this Synchronoss Technologies, Inc. 2015 Equity Incentive Plan, as amended from time to time.

14.29                 “Predecessor Plan” means the Company’s 2006 Equity Incentive Plan, as amended.

14.30                 “Restricted Share” means a Common Share awarded under the Plan.

14.31                 “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

14.32                 “SAR” means a stock appreciation right granted under the Plan.

14.33                 “SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

14.34                 “Securities Act” means the Securities Act of 1933, as amended.

14.35                 “Service” means service as an Employee, Outside Director or Consultant.

14.36                 “Service Provider” means any individual who is an Employee, Outside Director or Consultant.

14.37                 “Stock Award” means any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

14.38                 “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

14.39                 “Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

14.40                 “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

14.41                 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date

14.42                 “Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, Awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by NASDAQ Marketplace Rule 5635 or any successor thereto.

APPENDIX A

PERFORMANCE CRITERIA

The Administrator may establish Performance Goals derived from one or more of the following criteria, measured in accordance with GAAP or otherwise, when it makes Awards of Restricted Shares or Stock Units that vest entirely or in part on the basis of performance or when it makes Performance Cash Awards.

•	Earnings (before or after taxes)	•	Working capital

•	Earnings per share	•	Expense or cost reduction

•	Earnings before interest, taxes and depreciation (as amount or % of revenue)	•	Sales or revenue (in the aggregate or in specific growth areas)

•	Earnings before interest, taxes, depreciation & amortization (as amount or % of revenue)	•	Economic value added (or an equivalent metric)

•	Total stockholder return and/or value	•	Market share

•	Return on equity or average stockholders’ equity	•	Cash flow or cash balance

•	Return on assets, investment or capital employed	•	Operating cash flow

•	Operating income	•	Cash flow per share

•	Gross margin	•	Share price

•	Operating margin	•	Debt reduction

•	Net operating income	•	Customer satisfaction

•	Net operating income after tax	•	Stockholders’ equity

•	Operating profits	•	Net profits

•	Profit returns and margins	•	Contract awards or backlog

•	Return on operating revenue	•	Revenue excluding total advertising cost

•	To the extent that an Award is not intended to comply with Code Section 162(m), other measures of performance selected by the Administrator.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SYNCHRONOSS TECHNOLOGIES, INC. 200 CROSSING BLVD, 8TH FLOOR BRIDGEWATER, NJ 08807 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E76531-P24184 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SYNCHRONOSS TECHNOLOGIES, INC. The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Director Nominee: 01) Mohan Gyani The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain ! ! ! ! ! ! ! ! ! 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. To approve on a non-binding advisory basis the compensation of the Company's named executive officers. 3. 4. To approve the amendment and restatement of the Company's 2015 Equity Incentive Plan. Note: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E76532-P24184 SYNCHRONOSS TECHNOLOGIES, INC. Annual Meeting of Stockholders June 5, 2019 11:00 A.M. This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ronald J. Prague and Cara Blaszka, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SYNCHRONOSS TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 5, 2019, at 11:00 A.M., at the offices of Synchronoss Technologies, Inc., located at 200 Crossing Boulevard, Bridgewater, NJ 08807, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side